UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4279

Securian Funds Trust
(Exact name of registrant as specified in charter)

400 Robert Street North St. Paul, Minnesota			55101-2098
(Address of principal executive offices)			(Zip code)

Eric J. Bentley, Esq. 400 Robert Street North St. Paul, Minnesota 55101-2098
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(651) 665-3500

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Securian Funds Trust

Annual Report

December 31, 2014

Offered in Minnesota Life Insurance Company and
Securian Life Insurance Company Variable Products

SFT Advantus Bond Fund

SFT Advantus Index 400 Mid-Cap Fund

SFT Advantus Index 500 Fund

SFT Advantus International Bond Fund

SFT Advantus Managed Volatility Fund

SFT Advantus Money Market Fund

SFT Advantus Mortgage Securities Fund

SFT Advantus Real Estate Securities Fund

SFT Ivy® Growth Fund

SFT Ivy® Small Cap Growth Fund

SFT Pyramis® Core Equity Fund

SFT T. Rowe Price Value Fund

Financial security
  for the long run ®

Securian Funds Trust

Supplement dated February 6, 2015 to the Prospectus of Securian Funds Trust dated May 1, 2014

The text on page 19, under the caption "SFT Advantus International Bond Fund: Management," is replaced by the following:

SFT Advantus International Bond Fund: Management

The Fund is advised by Advantus Capital Management, Inc. (Advantus Capital) and sub-advised by Franklin Advisers, Inc. (Franklin). The following individuals serve as the Fund's primary portfolio managers:

Name and Title	Primary Manager Since
Michael J. Hasenstab, Ph. D. Executive Vice President, Portfolio Manager and Chief Investment Officer, Global Bonds Franklin Templeton Fixed Income Group	January 1, 2008
Christine Zhu Portfolio Manager and Quantitative Research Analyst Franklin Templeton Fixed Income Group	May 1, 2014

The text on page 42, under the caption "SFT Ivy® Growth Fund: Management," is replaced by the following:

SFT Ivy® Growth Fund: Management

The Fund is advised by Advantus Capital Management, Inc. (Advantus Capital) and sub-advised by Waddell & Reed Investment Management Company (WRIMCO). 'Ivy' is the registered service mark of Ivy Funds Distributor, Inc., an affiliate of WRIMCO. The following individuals serve as the Fund's primary portfolio managers:

Name and Title	Primary Manager Since
Daniel P. Becker, Senior Vice President, WRIMCO	May 1, 2014
Phillip J. Sanders Senior Vice President and Chief Investment Officer, WRIMCO	May 1, 2014

Please retain this supplement for future reference.

F82780 2-2015

The text relating to SFT Advantus International Bond Fund on page 98, under the caption "Portfolio Managers," is replaced by the following:

Portfolio Managers

Fund	Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
SFT Advantus International Bond	Michael J. Hasenstab, Ph. D. Executive Vice President, Portfolio Manager and Chief Investment Officer, Global Bonds Franklin Templeton Fixed Income Group	January 1, 2008	Executive Vice President and Chief Investment
Officer, Global Bonds, Franklin Templeton
Fixed Income Group; Senior Vice President, Franklin,
2007-2014; Portfolio Manager/Research
Analyst, Franklin, since 2001
	Christine Zhu Portfolio Manager and Quantitative Research Analyst Franklin Templeton Fixed Income Group	May 1, 2014	Portfolio Manager and Quantitative Research Analyst since 2007, Franklin Templeton Fixed Income Group

The text relating to SFT Ivy® Growth Fund on page 99, under the caption "Portfolio Managers," is replaced by the following:

Portfolio Managers

Fund	Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
SFT Ivy® Growth Fund	Daniel P. Becker Senior Vice President, WRIMCO	May 1, 2014	Portfolio Manager, Waddell & Reed Advisors
Vanguard Fund since July, 1997; Portfolio
Manager, Ivy Large Cap Growth Fund since
June, 2000; Co-portfolio manager of the large
cap growth product suite since July 2006,
comprising institutional accounts, Waddell &
Reed Advisors Vanguard Fund, Ivy Large Cap
Growth Fund and Ivy Funds VIP Growth.
Phillip J. Sanders Senior Vice President and Chief Investment Officer, WRIMCO	May 1, 2014	Portfolio Manager, Ivy Funds VIP Growth
(formerly W&R Target Funds Growth Portfolio)
since January, 1997. Portfolio Manager,
Waddell & Reed Advisors Vanguard Fund since
July, 1997; Portfolio Manager, Ivy Large Cap
Growth Fund since June, 2000; Co-portfolio
manager of the large cap growth product suite
since July, 2006, comprising institutional
accounts, Waddell & Reed Advisors Vanguard
Fund, Ivy Large Cap Growth Fund and Ivy
Funds VIP Growth.

Letter from the President

This year has seen some of the strongest growth for the U.S. economy since the financial crisis. The economy was doing relatively well with business sentiment near cycle highs when oil prices started to decline, likely providing a boost to consumers. Outside the U.S., slowing economies in Europe, China and elsewhere caused central banks to ease monetary policy.

The stock market hit a new high in 2014 despite a significant setback early in the fourth quarter. Movements in oil prices added volatility to the market. Seven of the nine equity sectors ended the year with positive returns. While the Energy sector was hit hard late in the year by falling crude prices and ended down 7.41 percent, the Transportation sector ended with the strongest return of 31.97 percent followed closely by Real Estate stocks at 31.5 percent. We saw good earnings growth over the year and some margin improvement in the fourth quarter. We expect stock returns to be driven predominantly by earnings growth in the coming year and not multiple expansion.

Contrary to consensus expectations, interest rates were driven lower in 2014, leading to strong returns for bond funds. The Federal Reserve continued to hold the federal funds rate in a target range around zero, the same range it has been since the end of 2008. The Fed is in transition mode. It wound down the quantitative easing program and is no longer buying additional Treasuries and Agency MBS. It has also stated that it is likely to start hiking rates sometime in 2015, provided we see continued improvement in the labor markets and an increase in inflation.

Inflation has remained well below the Fed's 2 percent goal and allows them to remain patient before raising rates. With the rest of the developed world's central banks contemplating further easing, we are starting to doubt that the Fed will raise rates until late 2015. While growth of the economy is an important determinant for interest rates, falling oil prices and their impact on inflation in the coming quarters will likely dampen the potential for any significant rise in rates.

We see many of the same themes that impacted 2014 carrying over into 2015. We expect economic growth to remain strong. Consumers will surely get a boost as energy prices drop. Assuming consumers increase their discretionary spending in line with their windfall from lower prices at the pump, the economy should continue its positive, healthy trend. This should be good for equities. However, the market's appreciation has generally outpaced fundamentals and a modest correction could be in store.

Interest rates may rise, but still not by much, with low growth and deflationary pressures affecting Europe. We believe fixed income credit and real estate are good bets in the coming year, as moderate growth and low inflation are a great backdrop for these sectors. With the U.S. tightening monetary policy, we also expect higher volatility in stocks and high-yield bonds.

Sincerely,

David Kuplic
President, Securian Funds Trust

Performance Update

Christopher Sebald, CFA, David Land, CFA and Thomas Houghton, CFA Portfolio Managers

The SFT Advantus Bond Fund seeks as high a level of long-term total return as is consistent with prudent investment risk. Preservation of capital is a secondary objective. The SFT Advantus Bond Fund invests in long-term, fixed income, high quality debt instruments. The risks incurred by investing in debt instruments include, but are not limited to, reinvestment of prepaid debt obligations at lower rates of return, and the inability to reinvest at higher interest rates when debt obligations are prepaid more slowly than expected. In addition, the net asset value of the SFT Advantus Bond Fund may fluctuate in response to changes in interest rates and is not guaranteed.

SFT Advantus Bond Fund

How did the Fund perform during the period?

The Fund's Class 2 shares generated a total net return of 6.29 percent over the 12 months ending December 31, 2014, outperforming the Barclays U.S. Aggregate Bond Index, which returned 5.97 percent over the same period.

What influenced the Fund's return during the past 12 months?

After a slow start, the economy ended the year on a strong note. Throughout the year the unemployment rate fell as the economy expanded. The Fed, encouraged by a growing economy and an improving labor market, continued to reduce, and finally terminated, its bond buying program. For nearly 6 years the Fed had been providing support to the economy, and to a degree, the markets. Investors can anticipate a bumpier ride with the Fed moving to the sideline and potentially raising short term interest rates in 2015.

The commodities market struggled. The drop in oil prices was particularly pronounced. Lower global oil demand and increased U.S. production combined to drive oil prices lower. Soft demand was in part rooted in the slow growth in Europe and the emerging markets. Europe continues to dance on the edge of recession, and emerging markets, particularly China, are ratcheting down growth as they reduce investment and migrate from export-led growth. If oil prices remain low, there could be significant impacts on U.S. oil producers. On the flipside, consumers should benefit from reduced energy prices, particularly for gasoline which is now near $2 per gallon, a level not seen in years.

Slower growth outside the U.S. has led to even more dramatic drops in global interest rates and inflation. In fact, in Europe negative rates are becoming more common. Europe is besieged by persistently subpar economic growth, a declining workforce and persistent problems with Greece.

Yields on the shorter dated maturities rose on concerns the Fed would soon raise interest rates. However, yields on longer dated bonds fell in sympathy with the rest of the world and diminished inflation expectations.

What other market conditions or events influenced the Fund's return during the past 12 months?

The U.S. dollar rose significantly against nearly all currencies and was up very strong versus major currencies such as the euro and the yen. The U.S. dollar rose by 12 percent versus the euro and the yen and 6 percent versus the British pound. The rise in the U.S. dollar was attributed to expectations for tightening U.S. monetary policy, contrasting looser monetary policies in Europe and Asia. While a strong dollar may be better for consumers in the short run, it certainly won't help exports or employment in the medium term.

Inflation expectations fell considerably in both the U.S. and most of the rest of the world. Much of this was due to falling commodity prices, but also due to the weaker global demand picture. This caused rates to fall and volatility to rise in most global markets, particularly in the latter half of the year. Consequently, spreads widened relative to Treasuries in most of the non-government sectors.

What strategies and techniques did you employ that affected Fund performance?

Given our view that interest rates were not likely to rise much during the year, we maintained consistent maturity and duration position in the Fund's holdings. Early in the year we positioned the Fund for an improving economy and narrowing of non-government bond spreads. This proved to be a sound strategy as spreads narrowed to post-crisis tights by June. As spreads tightened we became more careful and cut back on our exposures to corporate bonds through the second and third quarters.

Volatility picked up in the second half and spreads widened substantially. By the end of the third quarter, investment grade and high-yield bonds had given up all their first half gains. We took advantage of the widening in spreads by adding back to our exposure to corporates in the fourth quarter.

What industries or sectors did you emphasize during the past 12 months, and what is your outlook going forward?

We continued to emphasize corporate bonds and commercial mortgage-backed securities (CMBS) relative to the Fund's benchmark. We remained overweight in the transportation sector, particularly in bonds issued by airlines. This sector continues to benefit from lower labor costs, capacity discipline and, more recently, lower fuel costs. We also maintained an overweight position in the energy space, primarily in pipelines. This sector has much less commodity exposure than the exploration and production space, but it has not been immune to the volatility that has occurred in the overall energy sector.

We also maintained the Fund's overweight exposure to financials. We continue to like the fundamentals in banks, as the sector continues to benefit from lower balance sheet leverage and lower business risk, although spreads have closed much of the gap relative to industrials that existed after the financial crisis. REITs continue to offer value and the fundamentals in the space are generally strong.

We increased exposure to the CMBS space. Fundamentals in commercial real estate remain firm, but we are wary of signs of declining underwriting standards. We reduced exposure and remain substantially underweight in the government-related sector. There is little relative value to be found in the space.

A lot is riding on where the price of oil shakes out. At the current price or lower, defaults in the high-yield sector are certain to rise, and may do so fairly rapidly. There will surely be a consumer boost in the cards too. The economy was already doing well with business sentiment near cycle highs and employment at its strongest point of our 5+ year recovery and expansion. Lower oil prices will certainly provide an additional consumer boost to the already healthy trend. While growth is the most important determinant for interest rates, falling oil prices and their impact on inflation in the coming quarters will likely dampen the potential for any significant rise in rates.

Divergent growth among the U.S., Europe and emerging markets is driving diverging monetary policy. The U.S. is expected to tighten monetary policy while Europe, Japan and China will ease monetary policy in 2015. This is the first time in the current expansion that developed countries' central bank policies will be at odds. With the U.S. tightening, we expect higher volatility in stocks and high-yield bonds along with somewhat rising interest rates. Within the investment grade market, the conditions are good for narrowing spreads in mortgage-backed securities and commercial mortgage-backed securities as supply is still very low in these sectors. Investment grade corporate bond spreads begin the year at attractive valuations, having risen as a result of the fallout from lower oil prices. While volatility will likely rise and could impact the investment grade bond sectors as well during the year, we look for good returns in corporate bonds overall, based on their attractive valuations and limited rise in interest rates.

Ten Largest Holdings^

Security description	Market value	% of bond portfolio
U.S. Treasury Note 1.625%, 12/31/19	$12,191,880	3.3%
U.S. Treasury Note 2.000%, 10/31/21	10,537,095	2.9%
U.S. Treasury Note 0.875%, 01/31/18	9,205,324	2.5%
U.S. Treasury Bond 3.125%, 08/15/44	8,343,356	2.3%
U.S. Treasury Bond 5.375%, 02/15/31	7,129,430	1.9%
BNSF Funding Trust I 6.613%, 12/15/55	4,272,262	1.2%
Federal National Mortgage Association 3.500%, 11/01/41	3,836,790	1.0%
U.S. Treasury Note 2.250%, 11/15/24	3,699,692	1.0%
HSBC Bank USA NA 6.000%, 08/09/17	3,482,331	0.9%
Chase Issuance Trust 2.770%, 03/15/23	3,458,569	0.9%
	$66,156,729	17.9%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Asset Quality (shown as a percentage of net assets)
(Unaudited)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Advantus Bond Fund,
Barclay's U.S. Aggregate Bond Index, and Consumer Price Index

On the chart above you can see how the SFT Advantus Bond Fund's Class 2 shares total return compared to the Barclays U.S. Aggregate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2004 through December 31, 2014, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Barclays U.S. Aggregate Bond Index is an unmanaged benchmark composite representing average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year.

Performance Update

James Seifert Portfolio Manager

The SFT Advantus Index 400 Mid-Cap Fund seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's MidCap 400 Index (S&P 400). It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an over-all investment strategy. The risks incurred by investing in the SFT Advantus Index 400 Mid-Cap Fund include, but are not limited to, the risk that the Fund may not be able to replicate the performance of the S&P 400, and the risk of declines in the market for mid-cap stocks or in the equity markets generally.

SFT Advantus Index 400 Mid-Cap Fund

How did the Fund perform during the period?

The Fund's Class 2 shares generated a total net return of 9.24 percent over the 12 months ending December 31, 2014, underperforming the Standard & Poor's MidCap 400 Index, which returned 9.77 percent over the same period.

What influenced the Fund's return during the past 12 months?

The Fund is passively managed and is fully invested and holds all 400 names at published free float adjusted index weights. The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400 Index.

Eight of the nine sectors ended the year with positive returns. The energy sector was hit hard late in the year by falling crude prices and ended the period down 20.6 percent. The transportation sector ended the year with the strongest return of 26 percent. In terms of size, decile 5 (decile segments consist of 40 names), stocks with market caps between 3.1 and 3.7 billion, ended the year with the strongest return of 13.6 percent.

What other market conditions or events influenced the Fund's performance during the the past 12 months?

Stocks hit a new high, despite a significant setback early in the fourth quarter. Movements in oil prices added volatility to the market, but stocks still reached a new high by the end of the year. We saw good earnings growth and some margin improvement late in 2014, particularly with the benefit of oil prices.

Despite the drop in oil and fallout on energy producers, the U.S. economy is on strong footing and low oil prices will provide a boost to consumers. The economy was already doing relatively well with business sentiment near cycle highs. This year has seen the strongest growth for the U.S. economy since the financial crisis.

What will affect the Fund going forward?

We expect growth to remain strong, despite the drop in oil. Consumers will surely get a boost as energy prices remain relatively low. Assuming consumers increase their discretionary spending as a result, the economy should continue its positive, healthy trend.

Divergent growth among the U.S., Europe and emerging markets is driving diverging monetary policy. The U.S. is expected to tighten monetary policy while Europe, Japan and China will ease monetary policy in 2015. With the U.S. tightening, we expect higher volatility in stocks along with somewhat rising interest rates.

Ten Largest Holdings^

Security description	Shares	Market value	% of stock portfolio
Skyworks Solutions, Inc.	26,655	$1,938,085	0.8%
Equinix, Inc.	7,734	1,753,530	0.8%
Advance Auto Parts, Inc.	10,205	1,625,452	0.7%
SL Green Realty Corp.	13,501	1,606,889	0.7%
Henry Schein, Inc.	11,774	1,603,030	0.7%
Hanesbrands, Inc.	13,966	1,558,885	0.7%
Endo International PLC	21,490	1,549,859	0.7%
Realty Income Corp.	31,133	1,485,355	0.7%
Signet Jewelers, Ltd.	11,210	1,474,900	0.6%
Church & Dwight Co., Inc.	18,703	1,473,984	0.6%
		$16,069,969	7.0%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Advantus Index 400 Mid-Cap Fund,
S&P MidCap 400® Index, and Consumer Price Index

On the chart above you can see how the SFT Advantus Index 400 Mid-Cap Fund's Class 2 shares total return compared to the S&P MidCap 400 Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2004 through December 31, 2014, assuming reinvestment of distributions, if any.

"Standard & Poor's®", "S&P®", "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Securian Funds Trust—SFT Advantus Index 400 Mid-Cap Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size (median market capitalization of about $3.7 billion), liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value.

Performance Update

James Seifert Portfolio Manager

The SFT Advantus Index 500 Fund seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard and Poor's Corporation 500 Composite Stock Index (S&P 500). It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy. The risks incurred by investing in the SFT Advantus Index 500 Fund include, but are not limited to, the risk that the Fund may not be able to replicate the performance of the S&P 500, and the risk of declines in the equity markets generally.

SFT Advantus Index 500 Fund

How did the Fund perform during the period?

The Fund's Class 2 shares generated a total net return of 13.13 percent over the 12 months ending December 31, 2014, underperforming the Standard & Poor's 500 Index, which returned 13.69 percent over the same period.

What influenced the Fund's return during the past 12 months?

The Fund is passively managed and is fully invested and holds all 500 names at published float adjusted index weights. The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500 Index.

Seven of the nine sectors ended the year with positive returns. The energy sector was hit hard late in the year by falling crude prices and ended the period down 7.41 percent. The transportation sector ended the year with the strongest return of 31.97 percent. In terms of size, decile 5 (decile segments consist of 50 names), stocks with market caps between 16.4 and 21.2 billion, ended the year with the strongest return of 22.8 percent. The mega cap names within the index, decile 1, representing 47 percent weight ended the period with a return of 11.7 percent.

What other market conditions or events influenced the Fund's performance during the past 12 months?

Stocks hit a new high, despite a significant setback early in the fourth quarter. Movements in oil prices added volatility to the market, but stocks still reached a new high by the end of the year. We saw good earnings growth and some margin improvement late in 2014, particularly with the benefit of oil prices.

Despite the drop in oil and fallout on energy producers, the U.S. economy is on strong footing and low oil prices will provide a boost to consumers. The economy was already doing relatively well with business sentiment near cycle highs. This year has seen the strongest growth for the U.S. economy since the financial crisis.

What will affect the Fund going forward?

We expect growth to remain strong, despite the drop in oil. Consumers will surely get a boost as energy prices remain relatively low. Assuming consumers increase their discretionary spending as a result, the economy should continue its positive, healthy trend.

Divergent growth among the U.S., Europe and emerging markets is driving diverging monetary policy. The U.S. is expected to tighten monetary policy while Europe, Japan and China will ease monetary policy in 2015. With the U.S. tightening, we expect higher volatility in stocks along with somewhat rising interest rates.

Ten Largest Holdings^

Security description	Shares	Market value	% of stock portfolio
Apple, Inc.	202,055	$22,302,831	3.5%
Exxon Mobil Corp.	145,888	13,487,346	2.1%
Microsoft Corp.	283,982	13,190,964	2.1%
Johnson & Johnson	96,435	10,084,208	1.6%
Berkshire Hathaway, Inc.—Class B	62,792	9,428,219	1.5%
Wells Fargo & Co.	162,638	8,915,815	1.4%
General Electric Co.	345,972	8,742,713	1.4%
The Procter & Gamble Co.	93,093	8,479,841	1.3%
JPMorgan Chase & Co.	128,787	8,059,494	1.3%
Chevron Corp.	65,129	7,306,171	1.2%
		$109,997,602	17.4%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Advantus Index 500 Fund,
S&P 500® Index, and Consumer Price Index

On the chart above you can see how the SFT Advantus Index 500 Fund's Class 2 shares total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2004 through December 31, 2014, assuming reinvestment of distributions, if any.

"Standard & Poor's®", "S&P®", "Standard & Poor's 500" and "S&P 500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Securian Funds Trust—SFT Advantus Index 500 Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

Performance Update

Michael Hastenstab, Ph.D. and Christine Zhu Portfolio Managers Franklin Advisers, Inc.

The SFT Advantus International Bond Fund seeks to maximize current income consistent with protection of principal. The Fund pursues its objective by investing primarily in debt securities issued by issuers located anywhere in the world. While Advantus Capital Management, Inc. acts as the investment adviser for the Fund, Franklin Advisers, Inc. provides investment advice to the SFT Advantus International Bond Fund under a sub-advisory agreement. Investment risks associated with international investing in addition to other risks include currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

SFT Advantus International Bond Fund

How did the Fund perform during the period?

The Fund's Class 2 shares generated a total net return of 1.70 percent over the 12 months ending December 31, 2014, outperforming the Citigroup World Government Bond Index, which returned -0.48 percent over the same period.

What influenced the Fund's return during the past 12 months?

The Fund's outperformance of its benchmark in 2014 was primarily attributable to currency positions. Interest-rate strategies detracted from relative results, while sovereign credit exposures had a neutral effect. Among currencies, the Fund's underweighted positions in the euro and the Japanese yen significantly contributed to relative return. Overweighted currency positions in Latin America and Asia ex-Japan detracted from relative results, as did overweighted positions in peripheral European currencies against the euro. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select underweighted duration exposures in Europe and underweighted duration exposure in the United States detracted from relative performance.

What other market conditions or events influenced the Fund's return during the past 12 months?

During the period, global financial markets were broadly influenced by the pickup in growth in the United States, the economic stabilization in China, and the abundance of global liquidity from the Bank of Japan (BOJ) and the European Central Bank (ECB). We continued to see differentiation among specific emerging-market economies; some have healthy current account and fiscal balances with strong export-driven economies, while others struggle with deficits and economic imbalances.

The U.S. dollar broadly strengthened over the course of 2014 while oil prices weakened significantly, particularly over the final months of the year. Global liquidity from the BOJ and the ECB helped dampen volatility in emerging-market bonds, and it helped offset the withdrawal of liquidity from the ending of the US Federal Reserve's (Fed's) bond-buying program in October. However, several emerging-market currencies depreciated during the period.

In late October, the BOJ introduced a new round of massive quantitative easing (QE) with an indefinite time horizon. The annual level of asset-purchasing was raised to 80 trillion yen—a level that basically equates to the Fed's QE program that ended during the same month. The BOJ not only expanded the types of assets it could purchase, but also extended the maturity range to 10 years. We believe this massive amount of liquidity has significant implications for global markets as we believe that money printed in Japan is not likely to stay in Japan and that it will spread globally. Though Japan's QE has been positive for global risk assets, it contributed to further yen depreciation.

The Chinese economy has continued to have profound implications for the global economy. China's growth moderated during the period, but the economy did not face a "hard landing" and did not have a dire impact on global aggregate demand, in our view.

In Europe, economic data continued to be mixed with a persistent lack of inflation. We anticipate that low growth and low inflation will likely continue in the eurozone for quite a while; thus, we continue to expect further monetary easing measures from the ECB. Eurozone bond yields remained around historical lows at the end of the period. The ECB's renewed commitment to increase the size of its balance sheet will likely maintain weakening pressure on the euro, in our view.

Ukrainian debt totaled 3.2 percent of the Fund as of December 31, 2014, and despite the escalation in the Ukrainian crisis, the Fund outperformed its benchmark over the 1 year period ending December 31, 2014. The Fund's allocation to the country is primarily through U.S. dollar denominated government bonds. Conditions in Ukraine remain quite fluid. We continue to evaluate the situation and note that the government's reform program continues forward despite the challenging environment.

What strategies and techniques did you employ that affected Fund performance?

Our overall duration positioning remained defensive, but we maintained exposures to a select number of countries that we believe have favorable conditions for yields to potentially remain even or shift lower.

We have continued to position for value in currencies across many developed- and emerging-market economies that we believe have robust growth fundamentals and attractive interest-rate differentials.

We continued to selectively invest in credit opportunities across emerging markets, with a particular focus on credit exposures in economies with strong growth indicators.

What industries or sectors did you emphasize during the past 12 months, and what is your outlook going forward?

In our assessment, global financial markets continued to be positively influenced by the pickup in growth in the United States, economic stabilization in China, and the abundance of global liquidity from the BOJ and ECB. We believe an abundance of global liquidity from the BOJ and ECB continued to help dampen potential volatility in emerging-market bonds in December. In our view, these overarching trends for global conditions appear likely to continue in the near term, though intermittent periods of volatility may occasionally surface.

In Europe, low inflation persisted while economic data continued to disappoint. We anticipate that low growth and low inflation will likely continue for quite a while; thus, we continue to expect further monetary-easing measures from the ECB. Eurozone bond yields continued to decline in December and remained around historical lows. The ECB's renewed commitment to increase the size of its balance sheet will likely maintain weakening pressure on the euro, in our view.

The core of our strategy remains positioning ourselves to navigate what we think is a rising-rate environment. Consequently, we have continued to position defensively with regard to duration while actively seeking opportunities that can potentially offer positive real yields without taking undue interest-rate risk. We favor countries that have solid underlying fundamentals and policymakers who have stayed ahead of the curve regarding fiscal, monetary and financial policy. We maintain that it is essential for investors to understand and differentiate between declines related to market noise from those caused by fundamental developments. When investing globally, many opportunities take time to materialize, and we are willing to ride through short-term volatility.

Ten Largest Holdings^

Security description	Market value	% of bond portfolio
Korea Monetary Stabilization Bond (KRW)—2.900%, 12/02/15	$6,126,653	7.2%
Ireland Government Bond (EUR)—5.400%, 03/13/25	4,483,502	5.3%
Korea Monetary Stabilization Bond (KRW)—2.790%, 06/02/16	4,106,361	4.8%
Mexican Bonos (MXN)—6.000%, 06/18/15	3,117,249	3.7%
Mexican Bonos (MXN)—8.000%, 12/17/15	3,109,437	3.7%
Hungary Government Bond (HUF)—5.500%, 12/22/16	2,570,989	3.0%
Russian Foreign Bond (USD)—7.500%, 03/31/30	2,418,077	2.8%
Korea Treasury Bond (KRW)—2.750%, 06/10/16	2,072,608	2.4%
Poland Government Bond (PLN)—5.750%, 09/23/22	2,057,193	2.4%
Korea Treasury Bond (KRW)—3.000%, 12/10/16	2,057,189	2.4%
	$32,119,258	37.7%

^Excludes short-term investments.

Country Diversification (shown as a percentage of net assets)

Currency Diversification (shown as a percentage of net assets)

Americas	92.22%
United States Dollar (USD)	64.33%
Mexican Peso (MXN)	13.86%
Chilean Peso (CLP)	4.94%
Brazilian Real (BRL)	4.93%
Canadian Dollar (CAD)	4.16%
Asia Pacific	23.16%
Republic of Korea Won (KRW)	16.14%
Malaysian Ringgit (MYR)	13.02%
Singapore Dollar (SGD)	8.23%
Indonesian Rupiah (IDR)	3.37%
Indian Rupee (INR)	3.15%
Sri Lankan Rupee (LKR)	1.43%
Philippine Peso (PHP)	1.22%
Australian Dollar (AUD)	0.01%
Japanese Yen (JPY)*	-23.41%
Europe*	-15.38%
Polish Zloty (PLN)	7.57%
Hungarian Forint (HUF)	5.42%
Swedish Krona (SEK)	1.46%
Euro (EUR)*	-29.83%

*A negative figure reflects net "short" exposure, designed to benefit if the value of the associated currency decreases. Conversely, the Fund's value would potentially decline if the value of the associated currency increases.

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Advantus International Bond Fund,
Citigroup World Government Bond Index, and Consumer Price Index

On the chart above you can see how the SFT Advantus International Bond Fund's Class 2 shares total return compared to the Citigroup World Government Bond Index, and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2004 through December 31, 2014, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Citigroup World Government Bond Index is a market capitalization weighted index consisting of the government bond markets from twenty-three countries. Country eligibility is determined based upon market capitalization and investability criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million. Government securities typically exclude floating or variable rate bonds, U.S./Canadian savings bonds and private placements. Each bond must have a minimum rating of BBB-/Baa3 by S&P or Moody's.

Performance Update

David M. Kuplic, CFA and Craig M. Stapleton, CFA, FRM Portfolio Managers

The SFT Advantus Managed Volatility Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index comprised of 60 percent S&P 500 Index and 40 percent Barclays U.S. Corporate Index (collectively, the Blended Benchmark Index).

The SFT Advantus Managed Volatility Fund invests primarily in Class 1 shares of SFT Advantus Index 500 Fund, an affiliated fund of the Securian Funds Trust, for equity exposure, in a basket of fixed income securities for fixed income exposure and certain derivative instruments. The Fund is subject to risks associated with such investments as described in detail in the prospectus. The net asset value of the Fund will fluctuate and is not guaranteed. It is possible to lose money by investing in the Fund. There is no assurance that efforts to manage Fund volatility will achieve the desired results.

SFT Advantus Managed Volatility Fund

How did the Fund perform during the period?

The Fund's Class 2 shares generated a total net return of 8.12 percent over the 12 months ending December 31, 2014. The blended benchmark index, which is comprised of 60 percent of the S&P 500 Index and 40 percent of the Barclays U.S. Corporate Index returned 11.24 percent over the same period.

What influenced the Fund's return during the past 12 months?

U.S. GDP growth proved resilient in 2014 compared to broad slowdowns globally, but U.S. inflation expectations dropped and did not maintain the Federal Reserve's target of 2 percent. With lower global interest rates and declining inflation expectations, the 10-year Treasury yield started the year at its high of 3.03 percent and declined consistently to end the year at 2.17 percent. The decrease in interest rates proved to be a strong tailwind for fixed income returns, and the Barclays U.S. Corporate Index increased by 7.46 percent over the same period. Strong economic performance in the United States helped U.S. equity markets, with the S&P 500 Index rising 13.69 percent. The underperformance of the Fund to the blended benchmark was a result of two periods of increased equity volatility in February and October, and the Fund's relative equity weight versus the 60 percent allocation in the benchmark. The Fund experienced negative returns versus the benchmark when the S&P 500 dropped, due to the Fund's higher allocation to the S&P 500 during the period. In addition, as a result of de-risking through lower allocation to the S&P 500 versus the benchmark, the Fund recovered a smaller portion of the recoveries' positive returns following the periods of volatility. Had the corrections in the equity markets continued, we would have expected the Fund to outperform the benchmark due to its lower equity allocation.

What other market conditions or events influenced the Fund's return during the past 12 months?

The volatility of the equity market remained low over the time period, with the S&P 500's volatility at 11.4 percent. The Fund's primary strategy is to capture strong equity returns that usually accompany periods of low market volatility, while avoiding the negative equity returns that usually accompany periods of high market volatility. Since the equity market remained docile, the Fund's equity weighting averaged 71.5 percent, allowing the Fund to capture much of the S&P 500's strong return.

What strategies and techniques did you employ that affected Fund performance?

As market volatility vacillated multiple times during the year, we took measured steps to increase and decrease the equity allocation within the Fund. We believe that measured movements during reallocation periods provide the best risk management overlay while maintaining strong performance results.

What industries or sectors did you emphasize during the past 12 months, and what is your outlook going forward?

In the fixed income category we purchased high quality Agency Mortgage Backed Securities (MBS) that had strong relative value compared to high quality corporate bonds. Agency MBS's are not constituents of the U.S. Investment Grade Corporate Index, but they provide a flight to quality diversification benefit that helps reduce the volatility of the Fund while maintaining strong fixed income yields.

WTI crude oil declined 46.5 percent from its June high to end the year at $53.7/bbl. Many forecasters are bracing for $30/bbl oil while energy dependent companies and countries are experiencing most of the damage from the valuation adjustment.

Economists continue to assure investors that lower oil prices will provide a huge budget boost for consumers, but the argument was countered when the Commerce Department showed that retail sales fell 0.9 percent in December after a 0.1 percent increase in November—the largest drop since last January. The hope is that the precipitous decline in oil is isolated to excess supply and that slowing global demand and rising deflationary forces are not the major culprits.

The language and actions of central banks have been strong drivers for the financial markets, but investors will be more focused on actual economic metrics globally in 2015 as the U.S. Federal Reserve looks to tighten its own monetary policies. International macroeconomic factors remain weak and foreign markets are anticipating additional quantitative easing guidance from the European Central Bank. Equity market sentiment remains positive, but the positive impacts that quantitative easing programs have had on developed countries' economic growth metrics remain questionable. Central banks have shown their ability to boost market sentiment, but their ability to facilitate robust economic growth has yet to be substantiated.

We will look to position the Fund defensively if volatility persists in 2015 as additional macroeconomic metrics are assessed by investors.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Advantus Capital Management Inc. (Advantus Capital) and the Securian Funds Trust, on behalf of the SFT Advantus Managed Volatility Fund (the "Fund"), have entered into an Expense Limitation Agreement, dated May 1, 2013, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with the generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), to 0.80% of the Fund's average daily net assets through April 30, 2015. The Agreement renews annually for a full year each year thereafter unless terminated by Advantus Capital upon at least 30 days' notice prior to the end of a

Ten Largest Holdings^

Security description	Market value	% of bond portfolio
Phillips 66 4.650%, 11/15/34	$1,024,998	2.5%
Sunoco Logistics Partners Operations L.P. 4.250%, 04/01/24	1,011,251	2.5%
U.S. Treasury Note 0.125%, 04/30/15	1,000,234	2.5%
Noble Energy, Inc. 3.900%, 11/15/24	988,348	2.4%
U.S. Treasury Note 0.625%, 04/30/18	979,688	2.4%
Caterpillar Financial Services Corp. 3.750%, 11/24/23	795,736	2.0%
Old Republic International Corp. 4.875%, 10/01/24	782,906	1.9%
Target Corp. 3.500%, 07/01/24	778,630	1.9%
Total Capital International SA 3.750%, 04/10/24	777,088	1.9%
Johnson (S.C.) & Son, Inc. 3.350%, 09/30/24	768,787	1.9%
	$8,907,666	21.9%

^Does not include short-term investments or investments in Class 1 shares of the SFT Advantus Index 500 Fund, an affiliated Fund in Securian Funds Trust, which provides the Managed Volatility Fund with its primary equity exposure.

Sector Diversification (shown as a percentage of net assets)

Asset Quality (shown as a percentage of net assets)
(Unaudited)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Advantus Managed Volatility Fund,
the Blended, S&P 500® Index and Barclays U.S. Corporate Index Benchmarks,
and Consumer Price Index

On the chart above you can see how the SFT Advantus Managed Volatility Fund's shares total return compared to its Blended Benchmark, comprised of 60 percent of the S&P 500 Index and 40 percent of the Barclays U.S. Corporate Index, and the Consumer Price Index. The five lines represent the total return of a hypothetical $10,000 investment made on May 1, 2013 through December 31, 2014, assuming reinvestment of distributions, if any.

contract term. The Fund is authorized to reimburse Advantus Capital for management fees previously waived and/or for the cost of expenses previously paid by Advantus Capital pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse Advantus Capital in this manner only applies to fees waived or reimbursements made by Advantus Capital within the three fiscal years prior to the date of such reimbursement. As of December 31, 2014, Advantus Capital has waived $439,975 pursuant to the agreement. To the extent that the Fund makes such reimbursements to Advantus Capital, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

The Blended Benchmark Index is comprised of 60 percent of the S&P 500 Index and 40 percent of the Barclays U.S. Corporate Index.

The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. The Barclays U.S. Corporate Index is an unmanaged benchmark composite representing the average market-weighted performance of fixed rate, investment grade corporate bonds issued by both U.S. and non-U.S. corporations in U.S. dollars with maturities greater than one year.

Performance Update

Thomas Houghton, CFA Portfolio Manager

The SFT Advantus Money Market Fund seeks maximum current income to the extent consistent with liquidity and the preservation of capital. It invests in short-term money market instruments and other debt securities that mature within 397 days.

Investment in the SFT Advantus Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in the Fund.

SFT Advantus Money Market Fund

How did the Fund perform during the period?

The Fund's shares generated a total net return of 0.00 percent* over the 12 months ending December 31, 2014, underperforming the U.S. Treasury bill, which returned 0.05 percent over the same period.

What influenced the Fund's return during the past 12 months?

The return on the Fund for the year was 0.10 percent before expenses, higher than the return of the three-month U.S. Treasury bill, but not enough to compensate for the Fund management expenses.

What other market conditions or events influenced the Fund's performance during the past 12 months?

The Federal Reserve continued to hold its federal funds rate in a target range of 0.00 to 0.25 percent, the same range it has been in since the end of 2008. This anchored all other money market rates throughout the year. Yields on 90-day U.S. Treasury bills remained under 0.10 percent, sometimes yielding just above 0.00 percent. Yields on 90-day commercial paper remained near zero, generally ranging from 0.05 percent to 0.10 percent. Agency discount notes generally yielded less than 0.05 percent. Yields on most short-dated floating rate corporate securities and short asset-backed securities continued to fall. Yields on short-dated asset-backed securities ranged from about 0.20 percent to 0.25 percent.

What strategies and techniques did you employ that affected Fund performance?

The Fund's performance continues to be driven by its strategy of investing in high-quality U.S. corporate commercial paper (rated at least A-1 by Standard & Poor's and at least P-1 by Moody's). This remains a sound alternative for investors seeking a high degree of safety and liquidity. Commercial paper, however, currently offers little yield above government agency discount notes and Treasury bills of similar maturities. We continue to obtain additional yield by increasing investments in short-dated asset-backed securities (ABS). However, those yields have dropped as well and generally offer only about 0.10 to 0.15 percent over high-quality commercial paper.

What industries or sectors did you emphasize during the past 12 months, and what is your outlook going forward?

We invested primarily in high quality U.S. corporate commercial paper (rated A-1 or higher by Standard & Poor's and P-1 or higher by Moody's) and high quality, short-dated asset-backed securities. We also invested in short-term discount notes issued primarily by government sponsored agencies Fannie Mae and Freddie Mac. Also, the Fund benefited from its holdings in longer-dated fixed and floating-rate securities issued by high-quality firms.

The Fed is in a transition mode. It has completely wound down its most recent quantitative easing program and is no longer buying Treasuries and Agency MBS. It has also stated that it is likely to start hiking rates some time in 2015, as soon as mid-year, provided we see continued improvement in the labor markets. However, inflation remains well below the Fed's 2 percent goal and it has said it can remain patient before raising rates. With the rest of the developed world's central banks contemplating further easing, many market participants are starting to doubt that the Fed will raise rates at all in 2015.

We still expect the Fed will refrain from raising short-term rates until late 2015 or beyond as inflation remains well below its expectations and job growth is far from satisfactory. Given this outlook, it is likely that rates earned on money-market securities available to the Fund will continue to remain near zero throughout most of 2015.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Investment in the SFT Advantus Money Market Fund is neither insured nor guaranteed by the U.S. Government or any other agency, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. Shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower. Effective May 1, 2012, the Board of Trustees of Securian Funds Trust approved a Restated Net Investment Income Maintenance Agreement among Securian Funds Trust (on behalf of SFT Advantus Money Market Fund), Advantus Capital and Securian Financial Services, Inc. (Securian Financial). A similar agreement was previously approved by the Board of Directors of Advantus Series Fund, Inc., the Trust's predecessor, effective October 29, 2009. Under such Agreement, Advantus Capital agrees to waive, reimburse or pay Money Market Fund expenses so that the Fund's daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Advantus Capital and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the "Expense Waiver") on any day on which the Fund's net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Advantus Capital or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Advantus Capital and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund's net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund's net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund's expense ratio to exceed 1.25%. As of December 31, 2014, Advantus Capital and Securian Financial have collectively waived $3,455,206 pursuant to the Agreement, including expenses waived under the prior agreement with Advantus Series Fund, Inc., of which $1,994,374 was eligible for recovery as of such date. If Advantus Capital and Securian Financial exercise their rights to be paid such waived amounts, the Fund's future yield will be negatively affected for an indefinite period. The Agreement shall continue in effect following May 1, 2015, provided such continuance is specifically approved by Advantus Capital, Securian Financial, and a majority of the Trust's independent Trustees.

Performance Update

Christopher Sebald, CFA and David Land, CFA Portfolio Managers

The SFT Advantus Mortgage Securities Fund seeks a high level of current income consistent with prudent investment risk. The SFT Advantus Mortgage Securities Fund will invest primarily in mortgage-related securities. The risks incurred by investing in mortgage-related securities include, but are not limited to, reinvestment of prepaid loans at low rates of return, and the inability to reinvest at higher interest rates when mortgages are prepaid more slowly than expected. In addition, the net asset value of the SFT Advantus Mortgage Securities Fund may fluctuate in response to changes in interest rates and is not guaranteed.

SFT Advantus Mortgage Securities Fund

How did the Fund perform during the period?

The Fund's Class 2 shares generated a total net return of 5.76 percent over the 12 months ending December 31, 2014, underperforming the Barclays U.S. Mortgage-Backed Securities Index, which returned 6.08 percent over the same period.

What influenced the Fund's return during the past 12 months?

After a slow start, the economy ended the year on a strong note. Throughout the year the unemployment rate fell as the economy expanded. The Fed, encouraged by a growing economy and an improving labor market, continued to reduce, and finally terminate its bond buying program. For nearly 6 years the Fed had been providing support to the economy and to a degree the markets. Investors can anticipate a bumpier ride with the Fed moving to the sideline and potentially raising short-term interest rates in 2015.

The commodities market struggled. The drop in oil prices was particularly pronounced. Lower global oil demand and increased U.S. production combined to drive oil prices lower. Soft demand was in part rooted in the slow growth in Europe and the emerging markets. Europe continues to dance on the edge of recession, and emerging markets, particularly China, are ratcheting down growth as they reduce investment and migrate from export-led growth. If oil prices remain low, there could be significant impacts on U.S. oil producers. On the flipside, consumers should benefit from reduced energy prices, particularly for gasoline which is now near $2 per gallon, a level not seen in years.

Slower growth outside the U.S. has led to even more dramatic drops in global interest rates and inflation. In fact, in Europe negative rates are becoming more common. Europe is besieged by persistently subpar economic growth, a declining workforce, and persistent problems with Greece.

Yields on the shorter dated maturities rose on concerns the Fed would soon raise interest rates. However, yields on longer dated bonds fell in sympathy with the rest of the world and diminished inflation expectations.

What other market conditions or events influenced the Fund's return during the past 12 months?

The mortgage market was initially focused on the Fed and wondering what impact its reduced support of the mortgage market would have. Many feared that mortgages would underperform other sectors of the fixed income market since a significant buyer had left the market. However, the supply of new mortgages wasn't large and the market easily absorbed the issuance. Homeownership rates continue to fall and both new home sales and refinance activity remain subdued by historical standards. Consequently, agency mortgages performed well relative to Treasuries.

What strategies and technique did you employ that affected Fund performance?

The Fund's core strategy remains consistent. Agency mortgage backed securities comprise the majority of the Fund. In our opinion, agency mortgages offer investors an attractive risk/return profile. The main risk in agency mortgage-backed securities is prepayment risk. That is to say, homeowners can prepay their mortgages at any time and are likely to so when interest rates fall. Investors would prefer to keep those higher paying mortgages on the books. Consequently, agency mortgages have uncertain cash flows.

Commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) provided the Fund with more stable cash flows. The Fund usually holds a portion of its assets in these two asset classes. Tactically, we shift our holdings between these sectors (MBS, ABS, and CMBS) based on their relative value.

The duration, a measure of interest rate sensitivity, closely mirrored the benchmark throughout the year. Our strategy downplays interest rate anticipation, and seeks to add value through purchasing undervalued securities.

What industries or sectors did you emphasize during the past 12 months, and what is your outlook going forward?

The outlook for the agency mortgage market is uncertain entering 2015. The uncertainty centers on a potential increase in homeowners refinancing their mortgages. The fall in long-term interest rates has increased the incentive for homeowners to refinance their mortgages. However, post crisis the three leading government mortgage insurers, FNMA, GNMA and FHLMC, have increased the guarantee fees they charge homeowners creating a hurdle to refinancing. This may soon change. Recently, the financial condition of all three agencies has modestly improved. This improvement coupled with a desire to see a more vibrant housing market may lead policymakers to lower guarantee fees and make it easier for homeowners to refinance.

We are cautious on the CMBS market. We have seen a weakening of underwriting standards in recent transactions. We believe the most senior classes of these bonds are well protected and can be considered for investment. Yet, we remain cautious on the overall sector and would likely invest in only the stronger transactions.

The asset-backed market is poised for a solid year. Most asset-backed securities are backed by consumer credit (e.g. credit cards, auto loans). The consumer is in good shape buoyed by low interest rates, falling gasoline prices, and falling unemployment. So we are constructive on credit card debt and auto loans backed by prime borrowers. We are cautious on auto loans backed by subprime borrowers. There are several issues clouding the subprime auto market, and we are taking a wait and see approach.

Ten Largest Holdings^

Security description	Market value	% of bond portfolio
Federal National Mortgage Association 3.500%, 01/01/45	$4,868,111	5.1%
Government National Mortgage Association 3.000%, 01/01/45	3,067,875	3.2%
Federal National Mortgage Association 3.500%, 01/01/42	2,881,419	3.0%
Federal Home Loan Mortgage Corporation 3.500%, 11/01/44	2,075,416	2.2%
Federal National Mortgage Association 4.000%, 10/01/43	2,008,519	2.1%
Federal National Mortgage Association 4.000%, 06/01/42	1,635,356	1.7%
Federal Home Loan Mortgage Corporation 3.500%, 03/01/42	1,617,689	1.7%
Government National Mortgage Association 4.000%, 12/20/40	1,557,697	1.6%
Federal National Mortgage Association 4.000%, 01/01/45	1,547,518	1.6%
Federal National Mortgage Association 3.140%, 08/01/15	1,518,128	1.6%
	$22,777,728	23.8%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Asset Quality (shown as a percentage of net assets)
(Unaudited)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Advantus Mortgage Securities Fund,
Barclay's U.S. Mortgage-Backed Securities Index, and Consumer Price Index

On the chart above you can see how the SFT Advantus Mortgage Securities Fund's Class 2 shares total return compared to the Barclays U.S. Mortgage-Backed Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2004 through December 31, 2014, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Barclays U.S. Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

Performance Update

Matthew Richmond and Lowell Bolken, CFA Portfolio Managers

The SFT Advantus Real Estate Securities Fund seeks above-average income and long-term growth of capital. The Fund intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry. Investment risks associated with investing in the SFT Advantus Real Estate Securities Fund, in addition to other risks, include rental income fluctuations, depreciation, property tax value changes, and differences in real estate market value.

SFT Advantus Real Estate Securities Fund

How did the Fund perform during the period?

The Fund's Class 2 shares generated a total net return of 30.37 percent over the 12 months ending December 31, 2014, underperforming the Wilshire US Real Estate Securities Index, which returned 31.53 percent over the same period.

What influenced the Fund's return during the past 12 months?

The Fund had a large positive return for the year, slightly trailing its benchmark index but ahead of its peer group average. Real estate stocks overall delivered strong positive performance in the year. The Fund experienced a manager change as the year began and during the early weeks of January underperformed the index while Fund holdings were reconstituted. Following this period, the Fund outperformed its index during the remainder of the year.

A trio of key factors—improving U.S. economic growth, strengthening labor markets and low interest rates—created a supportive scenario for commercial real estate during the fiscal year, which positively influenced the Fund's performance. Rapidly improving consumer sentiment as the year progressed added another positive element to the mix.

Overall, the commercial real estate market was quite healthy as the year closed, with occupancies and rental rates across all major property types showing continued improvement. There was limited new construction activity taking place, setting the table for a potentially longer-than-average fundamental recovery.

The sector also was buoyed by strong capital flows from foreign institutional investors looking for relatively "safe haven" investments in a stable and growing economy.

What other market conditions or events influenced the Fund's performance during the past 12 months?

The Fund was positioned to potentially benefit from an environment characterized by accelerating growth in gross domestic product and employment, stable to modestly rising interest rates and healthy overall U.S. capital markets. With the exception of rising interest rates, all of these conditions were realized during the year and Fund holdings benefitted.

What strategies and techniques did you employ that affected Fund performance?

Favorable stock selection within owners of regional malls, offices and apartments contributed significantly to relative performance. A decision to underweight owners of healthcare facilities, whose stock prices were dramatically influenced by falling interest rates, and data centers, whose stock prices rebounded from dismal performance in 2013, were the primary detractors from relative performance.

What industries or sectors did you emphasize during the past 12 months, and what is your outlook going forward?

The Fund focused the majority of its holdings in mid- and large-capitalization companies with a bias toward major urban, coastal and sunbelt markets. A common theme among individual holdings within the Fund were companies we believe own well-located, high-quality properties; feature stable balance sheets; are exhibiting improving property fundamentals; and have above-average cash-flow growth prospects. From a property-type perspective, the Fund held specific concentrations in owners of Class A regional malls, neighborhood and community shopping centers, urban-centric office buildings, apartments, and self-storage facilities.

We see many of the same themes that impacted 2014 carrying into 2015 and we think they again will provide support for real estate stocks. The trajectory of economic growth appears to have accelerated late in the year, with employment, capital spending and manufacturing activity all remaining solid. We also believe the recent plunge in gasoline prices is positive for U.S. consumer confidence and spending. In the near-term, we think it is likely that neither economic growth nor inflation will be strong enough to trigger a spike in long-term interest rates.

We believe steady employment growth will support further space demand—and likely rental rate escalations—across the commercial property sector. Most notably, we think companies who own shorter lease duration assets such as hotels, apartments, industrial, and self-storage facilities will be able to more quickly reset rental rates to current market levels than owners of other property types. We also believe that an improving labor market will provide support for consumer spending patterns and result in higher occupancies at community shopping centers. Overall we believe cash flow growth will be 8-10 percent in 2015, spurring another year of above-average dividend increases from REITs.

A reduction in the U.S. Federal Reserve's accommodative monetary policy may cause short-term volatility in REIT pricing as investors gauge a policy change's impact on real estate capitalization rates. Should interest rates rise sharply and exert an upward bias on real estate capitalization rates, we think REIT share prices would likely come under pressure. We believe most companies in this sector, however, will deliver solid cash flow growth through occupancy and rental rate increases. Higher cash flows then may help offset value declines caused by rising capitalization rates.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

The Wilshire US Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITs).

Ten Largest Holdings^

Security description	Shares	Market value	% of stock portfolio
Simon Property Group, Inc.	77,079	$14,036,857	9.7%
Boston Properties, Inc.	58,783	7,564,784	5.2%
AvalonBay Communities, Inc.	41,426	6,768,594	4.7%
Equity Residential	92,700	6,659,568	4.6%
Vornado Realty Trust	56,386	6,637,196	4.6%
Public Storage	30,900	5,711,865	3.9%
Ventas, Inc.	77,696	5,570,803	3.8%
Essex Property Trust, Inc.	26,216	5,416,225	3.7%
Health Care REIT, Inc.	64,000	4,842,880	3.3%
General Growth Properties, Inc.	167,500	4,711,775	3.2%
		$67,920,547	46.7%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Advantus Real Estate Securities Fund,
Wilshire US Real Estate Securities Index, and Consumer Price Index

On the chart above you can see how the SFT Advantus Real Estate Securities Fund's Class 2 shares total return compared to the Wilshire US Real Estate Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2004 through December 31, 2014, assuming reinvestment of distributions, if any.

Performance Update

Daniel P. Becker, CFA and Philip J. Sanders, CFA Portfolio Managers Waddell & Reed Investment Management Company

The SFT Ivy® Growth Fund seeks to provide growth of capital. The Fund pursues its objective by investing primarily in a diversified portfolio of common stocks issued by large capitalization companies. While Advantus Capital Management, Inc. acts as the investment adviser for the Fund, Waddell & Reed Investment Management Company (WRIMCO) provides investment advice to the Fund under a sub-advisory agreement. The risks incurred by investing in the Fund include, but are not limited to, the risk of declines in the market for large cap stocks or in the equity markets generally.

SFT Ivy® Growth Fund

How did the Fund perform since inception?

Since inception on May 1, 2014, the Fund posted a healthy return of 12.53 percent for the period, outpacing the Russell 1000 Growth Index return of 11.79 percent. Performance was led by favorable stock selection in the health care sector, as well as our overweighting in this strong performing sector. Strong stock selection in the technology sector and the Fund's underweighting in the relatively weak performing energy sector also aided performance. Partially offsetting these positive factors were disappointing returns from select consumer discretionary holdings, as well as certain industrial holdings with exposure to the energy market.

What influenced the Fund's return since inception?

The U.S. equity market posted another year of solid gains, despite ongoing macroeconomic and geopolitical concerns. In an uncertain world, the U.S. economy remains a relative standout on the global stage. While growth has been disappointing in Europe, Japan, China and most emerging markets, the U.S. economic expansion remains on solid footing—supported by steady improvement in the labor market, solid housing and auto sales, rising consumer confidence and record high levels of corporate profitability. Within the overall market however, sector performance was quite diverse and large-cap stocks outperformed small-caps by the widest margin since 1998.

What other market conditions or events influenced the Fund's performance since inception?

The second half of 2014 introduced two complicating factors to an already complex investment environment—a rising U.S. dollar relative to most other currencies and the collapse in oil prices. We attribute recent dollar strength primarily to the decoupling of the U.S. and other international economies. While this could encourage capital flows to the U.S. and be supportive of our markets as a whole, it is also likely to be an earnings headwind for many multinational companies with extensive overseas operations.

With respect to lower energy prices, we believe this will ultimately prove to be a net benefit to U.S. economic growth as more than two-thirds of our country's spending is consumer-based. However, the quickness of the price decline is already having a disruptive effect on several industries and regions of the U.S. that are tied to operating, supporting and building out our country's energy infrastructure. We are also cognizant of the fact that a great deal of capital has flowed to the energy industry in recent years on the assumption that oil prices would remain relatively high. Consequently, we expect some loan defaults resulting in potential dislocations in the credit markets. In fact, we are already seeing a significant widening of credit spreads in the energy portion of the high yield market and a decline in credit availability to many energy-related companies.

Internationally speaking, the impact is likely to be a mixed bag. Key developed economies like Europe and Japan, along with China and India, should be beneficiaries of lower oil prices. However, a host of other major regions/countries such as the Middle East, Russia and Brazil are likely to be negatively impacted in a meaningful way from a prolonged downturn in energy prices. Even smaller countries could pose some risk to the global growth outlook to the extent their export-based economies are hurt by falling commodity prices and dollar-based loans have to be paid back with weaker currencies.

What strategies and techniques did you employ that affected Fund performance?

Current Fund construction is focused on structurally-advantaged companies that can drive genuine sales and profitability growth without the benefits of strong economic tailwinds. Most of the companies with the characteristics we favor currently reside in the health care, technology and consumer discretionary sectors. Over the past couple of quarters, we have reduced our energy and industrials exposure amid weakening end markets and unfavorable currency headwinds. Even in this uncertain economic environment, we remain underweighted in traditionally defensive consumer staples stocks due to their relatively rich valuations and limited growth prospects. Companies implementing shareholder-friendly capital return strategies (share buybacks and dividends) also remain an area of emphasis.

What industries or sectors did you emphasize during the period, and what is your outlook going forward?

Looking forward, we continue to be mindful of the various global macroeconomic risks that currently exist. The recent turmoil in the energy markets, which is stoking global deflation fears, is just the latest in a litany of potential capital market problems. Add to this the ongoing concerns regarding the eventual normalization of Federal Reserve monetary policy, the faltering European recovery, slowing growth in emerging markets and the never-ending geopolitical risks, and there certainly exists the potential for some disturbing headlines. However, as we have indicated in the past, we will also remain focused on individual company fundamentals, where the news appears much more encouraging. Generally speaking, we believe most corporate balance sheets, cash flows and profitability levels remain in great shape.

Furthermore, we believe the current slow global growth environment, where true sustainable growth and prosperity is becoming more challenging, will continue to provide a favorable backdrop for the large-cap growth asset class. In our view, strong market leaders possessing defensible structural advantages, the main tenet of the Fund's investment process, have never been better equipped to defend and strengthen their competitive positions.

Ten Largest Holdings^

Security description	Shares	Market value	% of stock portfolio
Apple, Inc.	234,788	$25,915,900	5.3%
Mastercard, Inc.—Class A	262,300	22,599,768	4.6%
Biogen Idec, Inc.	59,800	20,299,110	4.2%
Gilead Sciences, Inc.	214,700	20,237,622	4.1%
The Home Depot, Inc.	167,700	17,603,469	3.6%
Celgene Corp.	145,000	16,219,700	3.3%
Visa, Inc.—Class A	61,300	16,072,860	3.3%
Canadian Pacific Railway, Ltd.	82,900	15,974,001	3.3%
Union Pacific Corp.	130,900	15,594,117	3.2%
HCA Holdings, Inc.	204,900	15,037,611	3.1%
		$185,554,158	38.0%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Ivy® Growth Fund,
the Russell 1000 Growth Index, and Consumer Price Index

On the chart above you can see how the SFT Ivy® Growth Fund's shares total return compared to the Russell 1000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2014, assuming reinvestment of distributions, if any.

'Ivy' is the registered service mark of Ivy Funds Distributor, Inc., an affiliate of the Waddell & Reed Investment Management Company, the Fund's sub-adviser.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower. The SFT Ivy® Growth Fund commenced operations on May 1, 2014.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Performance Update

Gilbert Scott, CFA
Portfolio Manager Waddell & Reed Investment Management Company

The SFT Ivy® Small Cap Growth Fund seeks to provide growth of capital. The Fund pursues its objective by investing primarily in a diversified portfolio of common stocks issued by small capitalization companies. While Advantus Capital Management, Inc. acts as the investment adviser for the Fund, Waddell & Reed Investment Management Company (WRIMCO) provides investment advice to the Fund under a sub-advisory agreement. The risks incurred by investing in the Fund include, but are not limited to, the risk of declines in the market for small cap stocks or in the equity markets generally.

SFT Ivy® Small Cap Growth Fund

How did the Fund perform since inception?

Since inception on May 1, 2014, the Fund posted a healthy return of 8.10 percent for the period, underperforming the Russell 2000 Growth Index return of 10.78. Strong stock selection in several industries overcame a lower quality bias of returns for the index.

What influenced the Fund's return since inception?

While the Fund faced several headwinds during the year, we were able to overcome most of these and outperform the benchmark. The combination of the biotechnology, pharmaceutical, and semiconductor industries generated positive performance as each group significantly outperformed the benchmark overall. We normally do not own these industries due to volatility and low return on capital. In contrast to earlier in the year, our higher quality energy securities performed much better than the sector, generating more than 100 basis points of positive attribution in the fourth quarter. Additionally, strong stock selection in the industrials and health care sectors aided performance.

Over the course of the year, we continued to decrease some cyclical exposure including energy holdings and also industrials holdings whose revenue is partly derived from energy companies. These revenues are at risk as the severity of the decline in energy output has yet to be determined. We realized a profit in several consumer securities whose price had risen in response to lower energy prices. We initiated several new positions in the last quarter of the year, specifically in the information technology sector in established companies with large and growing end markets. Additionally, we augmented the industrials exposure with some new securities that should participate in the continued improvement in commercial construction.

In summary, contributors to performance during the period included strong stock selection in the information technology sector, machinery holdings that performed well, seven holdings that appreciated at least 40 percent and a large take-out premium for OpenTable, Inc., an internet software and services holding. Detractors to performance during the period included an overweight position in energy services, which was down 54 percent while Fund holdings were "only" down 30 percent, a significant price correction impact that came from several of the Fund's high-growth information technology holdings lowering their growth trajectories and the Fund's building service holdings not keeping pace with the benchmark's holdings due to execution issues.

What other market conditions or events influenced the Fund's performance since inception?

Markets continued their upward trajectory in 2014 on the back of an improving domestic economy. This included the Russell 2000 Growth benchmark, which marked its third consecutive positive year with a 5.6 percent annual return and fifth up year out of the past six. U.S. gross domestic product rose from negative growth to start the year to its best readings in over a decade by year-end. Job markets tightened, wage gains picked up and inflation remained low, which sparked a significant improvement in consumer spending and borrowing by year-end. Stocks faltered periodically each quarter of 2014 based mostly on geopolitical events and the pace of global economic recovery but, each time, recovered soon after. Growth metrics were very inconsistent throughout 2014 as the higher-priced momentum growth stocks struggled relatively in both the second and fourth quarters due first to concerns of stagnant economic improvement and later due to a more abundant supply of growth stocks from the improving economy.

Extremely low interest rates, wide open credit markets and low inflation from low energy costs allowed the growth outlook of more companies to be positive, which decreased the scarcity value of the highest growth stocks. Therefore, investors felt they did not have to pay up for the growth prospects of high-valuation stocks. The high-growth, secular growth stocks, with typically higher valuations, underperformed lower-quality, cyclical growth stocks that have more initial leverage to an improving economy. Within the index, non-earnings stories and the lowest valuations and growth outperformed. Higher return on equity, growth and valuation stories underperformed the year.

What strategies and techniques did you employ that affected Fund performance?

As a function of strategy for long-term performance, the Fund focuses on secular growth stories that have stronger growth, cleaner balance sheets and greater profitability which typically carry higher valuations. Higher growth names, including those within the Fund, relatively underperformed, thus contributing to the Fund's performance. The biotechnology sector was the clear outperforming sector for the period. The Fund continued to reduce its weighting in cyclical industries with reductions in energy directly and industrial securities with energy exposure. Profits were realized in several consumer names that advanced as a result of the oil price decline. Information technology and health care received the majority of the proceeds during the period with several new securities added that have attractive end markets, possess impressive technology and are led by capable management teams.

What industries or sectors did you emphasize during the period, and what is your outlook going forward?

Looking forward, the U.S. economy is improving at a rate meaningful enough that it potentially does not need much hand holding to survive. The economy continues on its trajectory of low but sustainable growth, which has historically been positive for the market. We believe there is more economic upside in the U.S. than most anywhere in the world, so owning the beneficiaries of a stronger domestic economy and consumer is a key focus of the Fund. Even though we currently see a clearer future than we had in the past five years with regard to negative events, we expect more periods of valuation sensitivity to occur, making the market potentially more volatile in the near-term. In addition, the breadth of benefits of a better employment environment with little inflation and open credit markets have continued to currently reward the cyclical growth company relative to secular growth. Although the Fund remains disciplined to holding more consistent secular growth in companies that we feel could be ultimate winners in their respective market segments, valuation sensitivity and a focus toward cyclical benefactors will occur. Given this uncertainty, we feel confident in owning higher quality securities while providing strong diversification across different growth profiles. Such an approach has helped us successfully mitigate volatility in the past.

'Ivy' is the registered service mark of Ivy Funds Distributor, Inc., an affiliate of the Waddell & Reed Investment Management Company, the Fund's sub-adviser.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower. The SFT Ivy® Small Cap Growth Fund commenced operations on May 1, 2014.

The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The index is broad-based, comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on total market capitalization.

Ten Largest Holdings^

Security description	Shares	Market value	% of stock portfolio
PRA Group, Inc.	141,000	$8,168,130	4.6%
DexCom, Inc.	142,800	7,861,140	4.4%
Panera Bread Co.—Class A	40,700	7,114,360	4.0%
Tyler Technologies, Inc.	63,900	6,993,216	3.9%
Virtusa Corp.	154,153	6,423,555	3.6%
Cyberonics, Inc.	112,600	6,269,568	3.5%
The Hain Celestial Group, Inc.	94,000	5,479,260	3.1%
The Ultimate Software Group, Inc.	37,000	5,432,155	3.1%
The Toro Co.	84,800	5,411,088	3.1%
Krispy Kreme Doughnuts, Inc.	263,800	5,207,412	2.9%
		$64,359,884	36.2%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Ivy® Small Cap Growth Fund,
the Russell 2000 Growth Index, and Consumer Price Index

On the chart above you can see how the SFT Ivy® Small Cap Growth Fund's shares total return compared to the Russell 2000 Growth Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2014, assuming reinvestment of distributions, if any.

Performance Update

Chandler Willett Portfolio Manager Pyramis Global Advisors, LLC

The SFT Pyramis® Core Equity Fund seeks long-term capital appreciation. The Fund pursues its objective by investing primarily in a diversified portfolio of common stocks. While Advantus Capital Management, Inc. acts as the investment adviser for the Fund, Pyramis Global Advisors, LLC (Pyramis) provides investment advice to the Fund under a sub-advisory agreement. Risks associated with investing in the Fund include, but are not limited to, issuer-specific market volatility and risk of declines in the equity markets generally.

SFT Pyramis® Core Equity Fund

How did the Fund perform since inception?

For the period from inception through December 31, 2014 the Fund's Class 2 shares returned 11.29 percent, outperforming the Standard & Poor's 500 Index return of 10.85 percent for the same period.

What influenced the Fund's return since inception?

On the economic front, the economy continued to show modestly positive growth, and the data continued to be somewhat mixed. The housing market has shown some steady improvement throughout the year with home prices moderating, but housing remaining relatively affordable. The real estate market also saw continued low mortgage rates, as well as easing lending standards versus a year ago. The job market continued to remain quite firm, with the trend toward sub 6 percent national unemployment appearing to solidify itself for the foreseeable future. Unemployment shrunk from 6.7 percent at year end 2013 to 5.8 percent by the end of 2014, though the labor force participation rate remains near its low.

Consumer sentiment continues to remain near post-recession highs, fueled partially by a lack of any real increase in inflation over the course of the year. The Consumer Price Index has been essentially flat and the Producer Price Index has shown a very slight increase, but not enough to consider inflation a risk within the context of U.S equity markets. A few pockets of wage inflation continue to be present though, not widespread. Food prices continue to pressure the consumer, but the consumer is generally in a strong position.

From a monetary policy perspective, the Federal Reserve continued on its course of low rates and cheap money, but both seemed to have little real impact on the markets during the quarter. From a global perspective, U.S. monetary policy took on a moderate easing profile with the end of QE3, while Europe, Japan and China implemented renewed easing measures.

What other market conditions or events influenced the Fund's performance since inception?

Fundamentally, U.S. equity markets ended the year on strong footing. The U.S economy continues to provide decent support for domestic equity markets, as it continues to expand moderately and generally outpace other major global economies. While oil prices continue to fall steadily, price-to-earnings ratios have continued to rise moderately with the market.

Current valuations also continue to be modestly above their long-term average, but at current interest rate levels this continues to be less concerning to equity investors. Consensus at this point has both equity returns slowing moderately and equity market volatility increasing in the coming months. As the U.S. economy in general has provided the markets with good support, so too has the steady U.S. economic expansion provided a stable backdrop for moderately increasing corporate revenues. Profit margins remain at relatively high levels and show little indication of moderating much as cyclical productivity continues to rise and debt service obligations remain extremely low. With the current backdrop we view the U.S. consumer as a source of economic fuel for moderate growth, and correspondingly mid-single-digit corporate profit growth appears achievable.

What strategies and techniques did you employ that affected Fund performance?

Health care and industrials were the largest sector contributors from relative performance, while the information technology and financials sectors detracted.

In the health care sector, our overweight to a biotechnology company was one of the leading contributors to relative performance over the period. In the industrials sector, the overweight in an express shipping company was one of the largest contributors to relative performance.

In the information technology sector, our underweight in a chip manufacturer and overweight in a wireless chipset maker were the largest detractors from relative performance. In the financials sector, our underweight position in a property and casualty insurer was the largest detractor from relative sector performance.

What industries or sectors did you emphasize during the period, and what is your outlook going forward?

Our general outlook continues to be constructive on equity markets, notwithstanding that this year compared to 2013 has been a challenging year for active management generally. 2014 has been characterized by increased volatility, but overall we believe that the market environment continues to be constructive for equity performance. The Fed's continued low interest rate policy, coupled with continued market-friendly stimulus policies globally, has helped support modest growth. While the Fed's bond-buying program has officially ended, this should not impact the fragile recovery, particularly given that the Fed has agreed in principal to restart its bond-buying if warranted by economic data.

Looking ahead to 2015 we remain cautiously optimistic about equity markets and anticipate modest economic growth across developed regions. It seems synchronized growth with continued loose monetary policy is a likely scenario as central banks attempt to fend off deflationary pressures with monetary stimulus. However, it would not be surprising to see continued market volatility in 2015 as investors respond to ever-shifting macro conditions and central bank announcements. We feel that valuations in this space remain reasonable and see a variety of reasons for dispersions to exist. Although valuations are important, our focus is looking for fundamental changes, which ultimately drive short and medium term moves in stocks and the market. Our Global Sector Leader/Analysts remain consistent in their portfolio construction process, using fundamental, bottom-up stock selection to build concentrated sector portfolios comprised of our best ideas.

Ten Largest Holdings^

Security description	Shares	Market value	% of stock portfolio
Microsoft Corp.	106,870	$4,964,111	3.5%
Chevron Corp.	35,920	4,029,506	2.9%
Google, Inc.—Class A	7,440	3,948,111	2.8%
Citigroup, Inc.	69,970	3,786,077	2.7%
Apple, Inc.	34,150	3,769,477	2.7%
Bank of America Corp.	205,490	3,676,216	2.6%
Comcast Corp.—Class A	58,930	3,418,529	2.4%
QUALCOMM, Inc.	43,710	3,248,964	2.3%
Valeant Pharmaceuticals International, Inc.	18,550	2,654,691	1.9%
Facebook, Inc.—Class A	33,990	2,651,900	1.9%
		$36,147,582	25.7%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT Pyramis® Core Equity Fund,
S&P 500® Index, and Consumer Price Index

On the chart above you can see how the SFT Pyramis® Core Equity Fund's Class 2 shares total return compared to the S&P 500 Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2014, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower. The SFT Pyramis® Core Equity Fund commenced operations on May 1, 2014.

The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

Performance Update

Mark Finn, CFA, CPA Portfolio Manager T. Rowe Price

The SFT T. Rowe Price Value Fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. The Fund pursues its objective by taking a value approach to investment selection. Holdings consist primarily of large cap stocks, but may also include stocks of mid-cap and small-cap companies. While Advantus Capital Management, Inc. acts as the investment adviser for the Fund, T. Rowe Price Associates, Inc. (T. Rowe Price) provides investment advice to the Fund under a sub-advisory agreement. The Fund's value approach to investing carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced at a low level.

SFT T. Rowe Price Value Fund

How did the Fund perform since inception?

Despite landing well in positive territory, the Fund returned 8.36 percent, which underperformed the Standard & Poor's 500 Index return of 10.85 percent for the period, beginning with its inception on May 1, 2014, and ending December 31, 2014. Overall, stock selection drove relative results, more than overcoming relative gains from sector allocation effects.

What influenced the Fund's return since inception?

After a mixed performance in the third quarter of 2014, U.S. stocks produced strong gains in the fourth quarter to cap a sixth consecutive year of positive returns. The advance was supported by generally favorable U.S. economic data and solid corporate fundamentals, as well as optimism about new stimulus measures from central banks in the eurozone and Japan. Among large-cap stocks, the energy sector led declines, with telecommunication services and materials stocks falling to a lesser extent. Utilities rallied, as investors favored their attractive dividend yields against the backdrop of declining long-term interest rates.

What other market conditions or events influenced the Fund's performance during the period?

The energy sector was the primary detractor, owing to stock selection effects that overwhelmed gains from an underweight allocation. Despite continuing to sell off its underperforming non-core assets, an oil and gas company in the Fund experienced rapidly declining share valuations amid falling commodity prices. We anticipate that the company may operate more efficiently going forward as it focuses on U.S. onshore oil and natural gas production.

The utilities sector was also an overall detractor, with stock selection driving relative returns that more than offset the benefits of an overweight. Shares of an energy power supplier fell due to a milder-than-expected start to the winter season in the northeastern U.S. and on uncertainty regarding the future of an anticipated federal wind tax credit. We expect the company may benefit from higher prices in New England as well as forthcoming renewable energy projects.

The telecommunication services sector was the major contributor to relative outperformance, owing to an advantageous underweight. Financials also contributed on a relative basis, with results driven by both an overweight allocation and stock choices.

The Fund had minimal exposure from equity rights since the Fund launched in May 2014.

What will affect the Fund going forward?

Despite experiencing a few shallow downturns throughout 2014, the U.S. equity market continued on an upward path during the year following strong appreciation in 2013. We therefore remain cautious in the near term, as it has been some time since we have seen a meaningful correction, and the market's appreciation has generally outpaced fundamentals. Even so, the U.S. economy has shown signs of improvement, with more available jobs, lower unemployment, and improving consumer sentiment. We expect that economic activity will continue to strengthen into next year, while still remaining somewhat muted compared to previous recoveries.

Ten Largest Holdings^

Security description	Shares	Market value	% of stock portfolio
General Electric Co.	376,200	$9,506,574	4.1%
American Airlines Group, Inc.	176,400	9,460,332	4.1%
Pfizer, Inc.	204,300	6,363,945	2.7%
JPMorgan Chase & Co.	88,600	5,544,588	2.4%
Citigroup, Inc.	101,900	5,513,809	2.4%
Merck & Co., Inc.	94,400	5,360,976	2.3%
Bank of America Corp.	289,200	5,173,788	2.2%
MetLife, Inc.	95,600	5,171,004	2.2%
Thermo Fisher Scientific, Inc.	39,000	4,886,310	2.1%
The Boeing Co.	37,500	4,874,250	2.1%
		$61,855,576	26.6%

^Excludes short-term investments.

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in SFT T. Rowe Price Value Fund,
S&P 500® Index, and Consumer Price Index

On the chart above you can see how the SFT T. Rowe Price Value's shares total return compared to the S&P 500 Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on May 1, 2014 through December 31, 2014, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Fund do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower. The SFT T. Rowe Price Value Fund commenced operations on May 1, 2014.

The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Securian Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of SFT Advantus Bond Fund, SFT Advantus Index 400 Mid-Cap Fund, SFT Advantus Index 500 Fund, SFT Advantus International Bond Fund, SFT Advantus Managed Volatility Fund, SFT Advantus Money Market Fund, SFT Advantus Mortgage Securities Fund, and SFT Advantus Real Estate Securities Fund (collectively with those Funds noted below, the Funds), each a series of the Securian Funds Trust, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, and the statements of assets and liabilities, including the schedules of investments in securities, of SFT Ivy Growth Fund, SFT Ivy Small Cap Growth Fund, SFT Pyramis Core Equity Fund, and SFT T.Rowe Price Value Fund (collectively with those Funds noted above, the Funds), each a Series of the Securian Funds Trust, as of December 31, 2014, and the related statements of operations, changes in net assets and financial highlights for the period from May 1, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2014, the results of their operations, the changes in their net assets, and the financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

  KPMG LLP

Minneapolis, Minnesota
February 23, 2015

SFT Advantus Bond Fund
Investments in Securities

December 31, 2014

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Long-Term Debt Securities (98.6%)
Government Obligations (45.9%)
Other Government Obligations (1.8%)
Provincial or Local Government Obligations (1.8%)
County of Sarasota FL, 7.016%, 10/01/40	$515,000	$606,495
Douglas County Public Utility District No. 1, 5.450%, 09/01/40	1,185,000	1,394,674
Port Authority of New York & New Jersey 4.458%, 10/01/62	1,150,000	1,220,645
4.926%, 10/01/51	3,055,000	3,456,396
		6,678,210
U.S. Government Agencies and Obligations (44.1%)
Export-Import Bank of the United States (1.3%)
Helios Leasing I LLC, 2.018%, 05/29/24	794,716	776,537
Tagua Leasing LLC 1.732%, 09/18/24	828,972	796,815
1.900%, 07/12/24	713,288	693,180
Ulani MSN 37894, 2.184%, 12/20/24	1,886,957	1,854,592
Union 13 Leasing LLC, 1.870%, 06/28/24	631,890	612,233
		4,733,357
Federal Farm Credit Bank (0.9%)
Federal Farm Credit Bank, 2.990%, 02/04/28	3,500,000	3,388,945
Federal Home Loan Mortgage Corporation (FHLMC) (9.2%)
1.820%, 08/25/24 (b)	1,473,274	1,474,974
2.370%, 09/25/24 (b)	2,000,000	1,953,278
2.500%, 03/01/28	832,991	849,028
3.000%, 08/01/42	808,807	818,713
3.000%, 04/01/43	1,363,423	1,379,919
3.500%, 10/01/25	456,162	484,623
3.500%, 01/01/42	764,069	799,236
3.500%, 08/01/42	835,728	872,205
4.000%, 02/01/20	1,283,237	1,359,343
4.000%, 09/01/40	785,543	845,246
4.000%, 10/01/40	856,742	917,345
4.000%, 11/01/40	2,842,406	3,063,554
4.000%, 02/01/41	647,454	694,940
4.000%, 08/01/41	1,085,933	1,163,634
4.500%, 01/01/41	1,273,862	1,388,699
4.500%, 02/01/41	972,769	1,060,390
4.500%, 03/01/41	1,165,818	1,276,836
4.500%, 04/01/41	1,162,545	1,280,244
5.000%, 04/01/35	193,406	213,192
5.000%, 08/01/35	93,070	102,925
5.000%, 11/01/35	197,748	218,022
5.000%, 11/01/39	734,594	825,422
5.000%, 03/01/40	3,612,889	4,057,754
5.000%, 04/01/40	621,373	689,571
	Principal	Value(a)
5.000%, 08/01/40	$434,618	$481,256
5.500%, 12/01/17	63,087	66,726
5.500%, 06/01/20	136,066	146,875
5.500%, 10/01/20	220,628	239,058
5.500%, 11/01/23	202,749	226,199
5.500%, 05/01/34	1,221,969	1,378,104
5.500%, 10/01/34	483,911	545,022
5.500%, 07/01/35	675,599	760,426
5.500%, 10/01/35	617,390	695,914
5.500%, 12/01/38	503,772	567,393
6.000%, 11/01/33	565,589	647,982
6.500%, 09/01/32	100,861	116,475
6.500%, 06/01/36	544,929	619,130
7.000%, 12/01/37	189,031	209,954
		34,489,607
Federal National Mortgage Association (FNMA) (17.6%)
1.120%, 05/25/24 (b)	801,558	786,201
2.500%, 11/01/27	813,445	826,421
2.500%, 07/01/28	962,955	982,449
2.500%, 01/01/30 (c)	1,040,000	1,058,850
3.000%, 06/01/22	557,345	581,623
3.000%, 11/01/27	174,847	182,197
3.000%, 01/01/30 (c)	245,000	254,656
3.000%, 03/01/42	769,889	780,404
3.000%, 04/01/43	2,965,771	3,005,190
3.000%, 05/01/43	1,824,537	1,848,451
3.000%, 06/01/43	453,050	458,980
3.000%, 09/01/43	1,479,770	1,498,786
3.000%, 01/01/45 (c)	2,550,000	2,579,484
3.500%, 11/01/25	557,309	592,516
3.500%, 01/01/26	581,669	618,563
3.500%, 01/01/30 (c)	1,135,000	1,199,021
3.500%, 11/01/40	667,106	698,679
3.500%, 01/01/41	635,174	664,522
3.500%, 02/01/41	399,007	418,416
3.500%, 04/01/41	698,601	730,862
3.500%, 11/01/41	3,663,687	3,836,790
3.500%, 01/01/42	1,839,248	1,920,946
3.500%, 08/01/42	2,617,598	2,738,710
3.500%, 03/01/43	2,154,709	2,256,973
3.500%, 05/01/43	1,788,468	1,873,366
3.500%, 01/01/45 (c)	2,500,000	2,606,055
4.000%, 04/01/41	2,105,252	2,268,444
4.000%, 08/01/41	817,771	873,801
4.000%, 09/01/41	1,283,637	1,378,878
4.000%, 01/01/45 (c)	1,820,000	1,942,402
4.500%, 05/01/35	316,128	344,878
4.500%, 07/01/35	917,401	999,715
4.500%, 06/01/39	476,355	521,482
4.500%, 04/01/41	2,983,858	3,284,074
4.500%, 07/01/41	3,146,908	3,431,943
5.000%, 05/01/18	28,611	30,152
5.000%, 06/01/18	58,738	61,929
5.000%, 07/01/18	132,534	139,839
5.000%, 07/01/23	202,623	223,702
5.000%, 11/01/33	111,670	123,703
5.000%, 05/01/34	39,580	43,844
5.000%, 12/01/34	509,948	564,889
5.000%, 04/01/35	126,744	140,387
5.000%, 08/01/35	145,361	161,460

See accompanying notes to financial statements.

SFT Advantus Bond Fund
Investments in Securities – continued

	Principal	Value(a)
5.000%, 04/01/38	$380,238	$428,550
5.000%, 12/01/39	520,491	587,162
5.000%, 04/01/41	664,368	747,786
5.500%, 09/01/17	20,106	21,235
5.500%, 02/01/18	71,726	75,784
5.500%, 03/01/18	130,455	137,874
5.500%, 04/01/33	610,875	689,885
5.500%, 12/01/33	195,390	221,689
5.500%, 01/01/34	278,156	313,532
5.500%, 02/01/34	270,747	305,297
5.500%, 03/01/34	547,880	621,914
5.500%, 04/01/34	309,379	348,008
5.500%, 09/01/34	94,892	107,597
5.500%, 02/01/35	334,108	377,577
5.500%, 04/01/35	528,919	594,497
5.500%, 06/01/35	111,774	125,445
5.500%, 08/01/35	300,672	338,955
5.500%, 10/01/35	626,858	712,627
5.500%, 11/01/35	204,397	229,465
5.500%, 12/01/35	158,786	178,557
5.500%, 12/01/39	249,920	282,750
6.000%, 09/01/17	101,503	105,976
6.000%, 08/01/23	186,654	205,225
6.000%, 10/01/32	517,255	592,360
6.000%, 11/01/32	426,478	492,533
6.000%, 03/01/33	577,664	667,738
6.000%, 04/01/33	46,524	53,400
6.000%, 12/01/33	204,593	235,382
6.000%, 01/01/36	150,833	173,106
6.000%, 08/01/37	95,507	108,821
6.000%, 09/01/37	234,283	269,163
6.000%, 10/01/38	362,457	419,090
6.000%, 12/01/38	242,120	274,238
6.000%, 06/01/40	121,142	137,442
6.500%, 12/01/31	131,403	154,146
6.500%, 02/01/32	44,932	52,907
6.500%, 04/01/32	206,666	238,893
6.500%, 05/01/32	63,823	75,175
6.500%, 07/01/32	185,839	213,607
6.500%, 08/01/32	259,961	306,839
6.500%, 09/01/32	164,503	193,101
6.500%, 10/01/32	228,645	264,867
6.500%, 11/01/37	201,083	228,998
7.000%, 07/01/31	138,872	161,685
7.000%, 09/01/31	236,171	279,454
7.000%, 11/01/31	342,330	406,135
7.000%, 02/01/32	56,000	63,907
7.000%, 03/01/32	39,905	47,476
7.000%, 07/01/32	111,233	129,040
7.500%, 04/01/31	180,284	209,584
7.500%, 05/01/31	50,730	58,378
		65,799,485
Government National Mortgage Association (GNMA) (1.3%)
0.362%, 06/17/45 (b) (d)	1,764,923	18,890
3.000%, 01/01/45 (c)	1,000,000	1,022,625
3.500%, 10/20/43	1,392,232	1,462,979
3.500%, 01/01/45 (c)	500,000	524,844
5.000%, 12/15/39	49,419	55,047
5.000%, 01/15/40	910,179	1,010,874
5.500%, 07/15/38	386,630	431,807
	Principal	Value(a)
5.500%, 10/15/38	$470,996	$536,990
8.500%, 10/15/22	15,844	16,133
		5,080,189
U.S. Treasury (13.8%)
U.S. Treasury Bond 3.125%, 08/15/44	7,750,000	8,343,356
5.375%, 02/15/31 (e)	5,115,000	7,129,430
U.S. Treasury Note 0.875%, 05/15/17	560,000	560,306
0.875%, 01/31/18	9,280,000	9,205,324
1.625%, 12/31/19	12,210,000	12,191,880
2.000%, 10/31/21	10,510,000	10,537,095
2.250%, 11/15/24	3,675,000	3,699,692
		51,667,083
Total government obligations (cost: $164,045,086)		171,836,876
Asset-Backed Securities (5.3%)
Asset-Backed Securities (5.3%)
Appalachian Consumer Rate Relief Funding LLC, 3.772%, 08/01/31	780,000	837,992
Chase Issuance Trust, 2.770%, 03/15/23	3,400,000	3,458,569
Citibank Credit Card Issuance Trust, 2.880%, 01/23/23	2,930,000	3,004,659
Conseco Financial Corp., 6.400%, 10/15/18	30,339	31,068
Countryplace Manufactured Housing Contract Trust, 5.200%, 12/15/35 (b) (f) (g)	1,755,000	1,848,954
Countrywide Asset-Backed Certificates, 5.934%, 05/25/37 (b)	1,649,537	1,488,232
FAN Engine Securitization, Ltd., 3.000%, 10/15/19 (f) (g) (h) (i)	660,657	668,683
Global SC Finance II SRL, 2.980%, 04/17/28 (f) (h)	1,250,000	1,237,585
GMAC Mortgage Corp. Loan Trust, 5.952%, 08/25/37 (b)	3,095,000	2,764,008
Origen Manufactured Housing Contract Trust 5.700%, 01/15/35 (b)	922,442	961,289
5.730%, 11/15/35 (b)	339,031	354,028
5.860%, 06/15/36 (b)	387,015	410,419
TAL Advantage V LLC 2.830%, 02/22/38 (f)	1,343,417	1,328,400
3.510%, 02/22/39 (f)	508,750	511,026
Trip Rail Master Funding LLC, 2.863%, 04/15/44 (f)	945,394	939,206
Total asset-backed securities (cost: $20,004,022)		19,844,118

See accompanying notes to financial statements.

SFT Advantus Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Other Mortgage-Backed Securities (8.3%)
Collateralized Mortgage Obligations/Mortgage Revenue Bonds (0.6%)
BHN I Mortgage Fund, 7.916%, 07/01/15 (f) (g) (h) (i) (j)	$57,000	$—
Credit-Based Asset Servicing and Securitization LLC 5.574%, 10/25/36 (f) (k)	1,300,000	1,402,802
6.240%, 10/25/36 (f) (k)	386,111	390,168
JPMorgan Mortgage Trust, 2.430%, 11/25/33 (b)	504,914	460,242
Mellon Residential Funding Corp., 6.750%, 06/25/28	8,408	8,494
		2,261,706
Commercial Mortgage-Backed Securities (7.7%)
7 WTC Depositor LLC Trust, 4.082%, 03/13/31 (f)	1,008,686	1,036,152
American Tower Trust I, 1.551%, 03/15/43 (f)	2,840,000	2,806,374
BB-UBS Trust 3.430%, 11/05/36 (f)	1,790,000	1,821,300
4.026%, 11/05/36 (b) (f)	895,000	876,700
Citigroup Commercial Mortgage Trust 2.110%, 01/12/30 (f)	790,282	798,641
2.911%, 01/12/30 (b) (f)	725,000	726,859
CSMC Mortgage Trust, 1.705%, 04/15/27 (b) (f)	2,535,000	2,535,010
Extended Stay America Trust, 2.295%, 12/05/31 (f)	1,000,000	987,420
Hometown Commercial Mortgage 5.506%, 11/11/38 (f) (g)	706,076	590,477
6.057%, 06/11/39 (f) (g)	719,265	496,113
JPMorgan Chase Commercial Mortgage Securities Corp. 1.939%, 12/05/27 (b) (d) (f) (g)	10,670,005	896,814
5.633%, 12/05/27 (f)	2,165,000	2,474,584
Merrill Lynch Mortgage Investors, Inc., 6.250%, 12/10/29 (b)	398,115	398,260
Morgan Stanley Capital I Trust 3.201%, 08/05/34 (f)	860,000	872,161
3.451%, 08/05/34 (f)	550,000	557,805
3.773%, 03/15/45	685,000	711,153
Multi Security Asset Trust 5.270%, 11/28/35 (f) (g)	1,000,000	1,010,970
5.880%, 11/28/35 (b) (f) (g)	1,540,000	1,504,757
Timberstar Trust, 6.208%, 10/15/36 (f)	2,515,000	2,613,570
UBS-Barclays Commercial Mortgage Trust, 3.091%, 08/10/49	920,000	933,433
Vornado DP LLC, 4.004%, 09/13/28 (f)	1,475,000	1,592,383
	Principal	Value(a)
WF-RBS Commercial Mortgage Trust 3.667%, 11/15/44	$905,000	$958,499
3.791%, 02/15/44 (f)	1,485,000	1,516,711
		28,716,146
Total other mortgage-backed securities (cost: $30,922,921)		30,977,852
Corporate Obligations (39.1%)
Basic Materials (0.6%)
Chemicals (0.6%)
Ashland, Inc., 3.875%, 04/15/18	2,120,000	2,141,200
Capital Goods (0.8%)
Containers — Metal/Glass (0.8%)
Ball Corp., 5.750%, 05/15/21	2,725,000	2,854,438
Communications (1.4%)
Telephone Services (0.6%)
SBA Tower Trust, 2.240%, 04/15/43 (f)	2,440,000	2,417,640
Telephone — Integrated (0.8%)
Verizon Communications, Inc. 5.012%, 08/21/54 (f)	1,241,000	1,283,875
6.550%, 09/15/43	1,238,000	1,586,063
		2,869,938
Consumer Cyclical (1.3%)
Auto/Truck Parts & Equipment — Original (0.1%)
Delphi Corp., 6.125%, 05/15/21	290,000	316,100
Retail (0.7%)
AutoNation, Inc., 5.500%, 02/01/20	1,700,000	1,864,409
Walgreens Boots Alliance, Inc., 3.300%, 11/18/21	875,000	881,087
		2,745,496
Retail — Apparel/Shoe (0.5%)
L Brands, Inc., 6.625%, 04/01/21	1,480,000	1,665,000
Consumer, Non-cyclical (1.2%)
Commercial Services (0.3%)
ERAC USA Finance LLC, 3.850%, 11/15/24 (f)	1,115,000	1,130,775
Drugstore Chains (0.9%)
CVS Pass-Through Trust 6.036%, 12/10/28	2,542,574	2,964,908
6.943%, 01/10/30	406,162	492,471
		3,457,379
Energy (8.6%)
Oil & Gas (1.4%)
Chesapeake Energy Corp. 3.481%, 04/15/19 (b)	1,650,000	1,617,000
4.875%, 04/15/22	1,060,000	1,030,850

See accompanying notes to financial statements.

SFT Advantus Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Cimarex Energy Co., 5.875%, 05/01/22	$850,000	$884,000
Denbury Resources, Inc., 5.500%, 05/01/22	1,810,000	1,656,150
		5,188,000
Oil, Gas & Consumable Fuels (1.9%)
Phillips 66, 4.875%, 11/15/44	2,900,000	2,968,283
Tesoro Corp., 4.250%, 10/01/17	1,135,000	1,171,888
Whiting Petroleum Corp., 5.000%, 03/15/19	1,760,000	1,645,600
WPX Energy, Inc., 5.250%, 09/15/24	1,390,000	1,292,700
		7,078,471
Pipelines (5.3%)
Boardwalk Pipelines L.P.
5.200%, 06/01/18	400,000	419,200
5.750%, 09/15/19	2,629,000	2,844,844
Buckeye Partners L.P., 5.600%, 10/15/44	2,800,000	2,684,010
EnLink Midstream Partners L.P., 5.050%, 04/01/45	1,250,000	1,207,612
Enterprise Products Operating LLC, 5.750%, 03/01/35	1,685,000	1,938,749
NuStar Logistics L.P., 8.150%, 04/15/18 (k)	2,386,000	2,676,138
Spectra Energy Partners L.P., 4.600%, 06/15/21	495,000	535,800
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.500%, 06/01/24	1,115,000	1,075,975
Sunoco Logistics Partners Operations L.P., 6.850%, 02/15/40	2,150,000	2,457,168
Tennessee Gas Pipeline Co. LLC, 8.375%, 06/15/32	2,500,000	3,285,015
Williams Partners L.P./ Williams Partners Finance Corp., 7.250%, 02/01/17	700,000	771,553
		19,896,064
Financial (13.9%)
Banks (6.8%)
Bank of America Corp. 5.300%, 03/15/17	770,000	827,107
5.750%, 12/01/17	1,590,000	1,756,786
5.875%, 01/05/21	765,000	886,997
6.500%, 10/23/24 (b)	1,800,000	1,832,220
Citigroup, Inc. 4.450%, 01/10/17	2,950,000	3,118,395
5.800%, 11/15/19 (b)	1,735,000	1,735,000
Discover Bank, 8.700%, 11/18/19	322,000	398,198
HSBC Bank USA NA, 6.000%, 08/09/17	3,150,000	3,482,331
	Principal	Value(a)
JPMorgan Chase & Co., 5.000%, 07/01/19 (b)	$2,725,000	$2,666,241
JPMorgan Chase Bank NA 5.875%, 06/13/16	875,000	932,732
6.000%, 07/05/17	400,000	440,732
6.000%, 10/01/17	1,575,000	1,748,067
Morgan Stanley 5.450%, 07/15/19 (b)	670,000	671,206
5.500%, 01/26/20	1,000,000	1,125,129
5.500%, 07/28/21	740,000	839,812
6.250%, 08/28/17	1,435,000	1,594,090
The Goldman Sachs Group, Inc., 5.700%, 05/10/19 (b)	1,450,000	1,466,675
		25,521,718
Diversified Financial Services (0.3%)
American Express Co., 5.200%, 11/15/19 (b)	975,000	990,202
Finance — Diversified (0.8%)
General Motors Financial Co., Inc. 4.375%, 09/25/21	590,000	615,812
4.750%, 08/15/17	2,400,000	2,531,040
		3,146,852
Insurance (3.2%)
Assurant, Inc., 2.500%, 03/15/18	1,180,000	1,191,347
Liberty Mutual Group, Inc., 6.500%, 05/01/42 (f)	1,805,000	2,207,214
Nationwide Financial Services, Inc., 5.300%, 11/18/44 (f)	2,430,000	2,563,538
Pacific LifeCorp, 5.125%, 01/30/43 (f)	875,000	962,307
Symetra Financial Corp., 6.125%, 04/01/16 (f) (g)	2,210,000	2,318,579
TIAA Asset Management Finance Co. LLC
2.950%, 11/01/19 (f)	1,345,000	1,347,603
4.125%, 11/01/24 (f)	1,150,000	1,178,078
		11,768,666
Real Estate Investment Trust (0.7%)
Lexington Realty Trust, 4.400%, 06/15/24	2,475,000	2,502,322
Real Estate Investment Trust — Health Care (0.7%)
Ventas Realty L.P./Ventas Capital Corp., 2.700%, 04/01/20	2,800,000	2,770,726
Real Estate Investment Trust — Hotels (0.7%)
Hospitality Properties Trust, 4.650%, 03/15/24	2,450,000	2,509,552
Real Estate Investment Trust — Office Property (0.7%)
ARC Properties Operating Partnership LP 2.000%, 02/06/17	2,125,000	2,025,270
4.600%, 02/06/24	650,000	599,652
		2,624,922

See accompanying notes to financial statements.

SFT Advantus Bond Fund
Investments in Securities – continued

	Principal	Value(a)
Health Care (2.3%)
Health Care Providers & Services (0.9%)
NYU Hospitals Center, 4.428%, 07/01/42	$1,480,000	$1,499,458
Sinai Health System, 3.034%, 01/20/36	1,620,000	1,646,945
		3,146,403
Medical Products/Supplies (1.2%)
Bio-Rad Laboratories, Inc., 4.875%, 12/15/20	2,700,000	2,899,603
Gilead Sciences, Inc., 4.500%, 02/01/45	1,600,000	1,710,078
		4,609,681
Pharmaceuticals (0.2%)
Perrigo Finance PLC, 3.500%, 12/15/21 (h)	850,000	859,915
Industrials (1.6%)
Building Products (0.4%)
Martin Marietta Materials, Inc., 1.357%, 06/30/17 (b)	1,500,000	1,516,446
Electrical Equipment (0.9%)
Keysight Technologies, Inc. 3.300%, 10/30/19 (f)	1,500,000	1,490,263
4.550%, 10/30/24 (f)	2,075,000	2,075,824
		3,566,087
Tools-Hand Held (0.3%)
Stanley Black & Decker, Inc., 5.750%, 12/15/53 (b)	1,000,000	1,077,500
Technology (0.4%)
Computer Software & Services (0.4%)
Intuit, Inc., 5.750%, 03/15/17	1,505,000	1,654,004
Transportation (4.4%)
Airlines (3.2%)
America West Airlines 2000-1 Pass Through Trust, 8.057%, 01/02/22	375,941	428,791
American Airlines 2011-1 Class A Pass Through Trust, 5.250%, 07/31/22	625,142	671,934
American Airlines 2013-2 Class B Pass Through Trust, 5.600%, 01/15/22 (f) (g)	1,642,002	1,674,842
British Airways PLC, 5.625%, 12/20/21 (f) (h)	831,446	884,625
Delta Air Lines 2012-1 Class A Pass Through Trust, 4.750%, 11/07/21	709,164	755,678
Delta Air Lines 2012-1 Class B Pass Through Trust, 6.875%, 05/07/19 (f)	1,755,933	1,944,696
United Airlines 2014-1 Class B Pass Through Trust, 4.750%, 10/11/23	700,000	687,855
	Shares/ Principal	Value(a)
United Airlines, Inc., 10.400%, 05/01/18	$673,150	$745,332
US Airways 2010-1 Class A Pass Through Trust, 6.250%, 10/22/24	1,404,891	1,583,059
US Airways 2012-1 Class A Pass Through Trust, 5.900%, 04/01/26	639,434	714,498
US Airways 2012-2 Class A Pass Through Trust, 4.625%, 12/03/26	751,717	796,873
Virgin Australia 2013-1B Trust, 6.000%, 04/23/22 (f) (h)	1,086,020	1,112,399
		12,000,582
Transport — Rail (1.2%)
BNSF Funding Trust I, 6.613%, 12/15/55 (b)	3,785,000	4,272,262
Utilities (2.6%)
Electric Companies (1.5%)
Dominion Gas Holdings LLC, 2.500%, 12/15/19	1,470,000	1,473,647
FirstEnergy Corp., 2.750%, 03/15/18	1,700,000	1,713,139
Southwestern Electric Power Co., 5.550%, 01/15/17	2,230,000	2,408,137
		5,594,923
Electric Utilities (1.1%)
AES Corp., 3.234%, 06/01/19 (b)	1,400,000	1,365,000
Dominion Resources, Inc., 5.750%, 10/01/54 (b)	1,800,000	1,878,147
NRG Yield Operating, LLC, 5.375%, 08/15/24 (f)	1,050,000	1,065,750
		4,308,897
Total corporate obligations (cost: $141,865,696)		146,202,161
Total long-term debt securities (cost: $356,837,725)		368,861,007
Short-Term Securities (3.8%)
Investment Companies (3.8%)
Dreyfus Treasury Cash Management Fund, current rate 0.010% (l)	14,282,369	14,282,369
Total short-term securities (cost: $14,282,369)		14,282,369
Total investments in securities (cost: $371,120,094) (m)		383,143,376
Liabilities in excess of cash and other assets (-2.4%)		(8,815,134)
Total net assets (100.0%)		$374,328,242

See accompanying notes to financial statements.

SFT Advantus Bond Fund
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Variable rate security.

(c)  Security is issued on a when-issued or forward commitment basis. As of December 31, 2014 the total cost of investments issued on a when-issued or forward commitment basis was $11,116,016.

(d)  Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.

(e)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2014, securities with an aggregate market value of $418,148 have been pledged to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Note	March 2015	6	Long	$(1,606)
5 Year U.S. Treasury Note	March 2015	67	Long	7,715
10 Year U.S. Treasury Note	March 2015	178	Short	(168,629)
		251		$(162,520)

(f)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program. This security has been determined to be liquid unless otherwise indicated.

(g)  Illiquid security. (See Note 5.)

(h)  Foreign security: The Fund held 1.3% of net assets in foreign securities at December 31, 2014.

(i)  These securities are being fair-valued according to procedures approved by the Board of Trustees.

(j)  Security is in default with respect to interest payments. Income is not being accrued on this security and any payments received are treated as a reduction of principal.

(k)  Step rate security.

(l)  All or a portion of the security segregated to cover when-issued purchase commitments outstanding or extended settlement trades as of December 31, 2014.

(m)  At December 31, 2014 the cost of securities for federal income tax purposes was $374,144,131. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$12,063,724
Gross unrealized depreciation	(3,064,479)
Net unrealized appreciation	$8,999,245

See accompanying notes to financial statements.

SFT Advantus Index 400 Mid-Cap Fund
Investments in Securities

December 31, 2014

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (97.6%)
Consumer Discretionary (13.3%)
Auto Components (0.3%)
Gentex Corp.	20,466	$739,437
Automobiles (0.2%)
Thor Industries, Inc.	6,449	360,306
Distributors (0.5%)
LKQ Corp. (b)	42,366	1,191,332
Diversified Consumer Services (1.0%)
Apollo Education Group, Inc. – Class A (b)	13,503	460,587
DeVry Education Group, Inc.	8,006	380,045
Graham Holdings Co. – Class B	622	537,227
Service Corp. International/US	29,030	658,981
Sotheby's	8,571	370,096
		2,406,936
Hotels, Restaurants & Leisure (1.5%)
Brinker International, Inc.	8,885	521,461
Domino's Pizza, Inc.	7,690	724,167
International Game Technology	34,588	596,643
International Speedway Corp. – Class A	3,853	121,947
Life Time Fitness, Inc. (b)	4,980	281,968
Panera Bread Co. – Class A (b)	3,556	621,589
The Cheesecake Factory, Inc.	6,438	323,896
The Wendy's Co. (c)	38,300	345,849
		3,537,520
Household Durables (1.7%)
Jarden Corp. (b)	25,013	1,197,622
KB Home	12,730	210,682
MDC Holdings, Inc.	5,415	143,335
NVR, Inc. (b)	582	742,242
Tempur-Pedic International, Inc. (b)	8,516	467,614
Toll Brothers, Inc. (b)	22,634	775,667
Tupperware Brands Corp.	7,069	445,347
		3,982,509
Internet & Catalog Retail (0.2%)
HSN, Inc.	4,581	348,156
Leisure Equipment & Products (0.8%)
Brunswick Corp.	12,995	666,123
Polaris Industries, Inc.	8,570	1,296,127
		1,962,250
Media (1.3%)
AMC Networks, Inc. – Class A (b)	8,281	528,079
Cinemark Holdings, Inc.	14,559	518,009
DreamWorks Animation SKG, Inc. – Class A (b)	10,079	225,064
John Wiley & Sons, Inc. – Class A	6,583	389,977
Live Nation Entertainment, Inc. (b)	20,198	527,370
	Shares	Value(a)
Meredith Corp.	5,085	$276,217
The New York Times Co. – Class A	18,282	241,688
Time, Inc.	15,242	375,106
		3,081,510
Multiline Retail (0.2%)
Big Lots, Inc.	7,472	299,029
JC Penney Co., Inc. (b)	42,620	276,178
		575,207
Specialty Retail (4.7%)
Aaron's, Inc.	8,988	274,763
Abercrombie & Fitch Co. – Class A	9,977	285,741
Advance Auto Parts, Inc.	10,205	1,625,452
American Eagle Outfitters, Inc.	24,472	339,671
ANN, Inc. (b)	6,317	230,444
Ascena Retail Group, Inc. (b)	18,392	231,004
Cabela's, Inc. (b)	6,624	349,151
Carter's, Inc.	7,397	645,832
Chico's FAS, Inc.	21,381	346,586
CST Brands, Inc.	10,857	473,474
Dick's Sporting Goods, Inc.	13,716	680,999
Foot Locker, Inc.	19,864	1,115,960
Guess?, Inc.	8,925	188,139
Kate Spade & Co. (b)	17,771	568,850
Murphy USA, Inc. (b)	5,970	411,094
Office Depot, Inc. (b)	67,772	581,145
Rent-A-Center, Inc.	7,297	265,027
Signet Jewelers, Ltd. (d)	11,210	1,474,900
Williams-Sonoma, Inc.	11,973	906,117
		10,994,349
Textiles, Apparel & Luxury Goods (0.9%)
Deckers Outdoor Corp. (b)	4,851	441,635
Hanesbrands, Inc.	13,966	1,558,885
		2,000,520
Consumer Staples (3.3%)
Food & Staples Retailing (0.3%)
SUPERVALU, Inc. (b)	28,839	279,738
United Natural Foods, Inc. (b)	6,928	535,708
		815,446
Food Products (1.9%)
Dean Foods Co.	13,117	254,207
Flowers Foods, Inc.	25,827	495,620
Ingredion, Inc.	10,047	852,387
Lancaster Colony Corp.	2,681	251,049
Post Holdings, Inc. (b)	6,230	260,975
The Hain Celestial Group, Inc. (b)	14,224	829,117
Tootsie Roll Industries, Inc.	2,690	82,449
TreeHouse Foods, Inc. (b)	5,900	504,627
WhiteWave Foods Co. – Class A (b)	24,376	852,916
		4,383,347

See accompanying notes to financial statements.

SFT Advantus Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Household Products (1.1%)
Church & Dwight Co., Inc.	18,703	$1,473,984
Energizer Holdings, Inc.	8,741	1,123,743
		2,597,727
Energy (3.7%)
Energy Equipment & Services (2.1%)
Atwood Oceanics, Inc. (b)	8,350	236,889
CARBO Ceramics, Inc.	2,709	108,495
Dresser-Rand Group, Inc. (b)	10,716	876,569
Dril-Quip, Inc. (b)	5,519	423,473
Helix Energy Solutions Group, Inc. (b)	13,722	297,767
Oceaneering International, Inc.	14,681	863,390
Oil States International, Inc. (b)	7,434	363,523
Patterson-UTI Energy, Inc.	20,469	339,581
Rowan Cos., PLC – Class A	17,411	406,024
Superior Energy Services, Inc.	21,274	428,671
Tidewater, Inc.	6,924	224,407
Unit Corp. (b)	6,412	218,649
		4,787,438
Oil, Gas & Consumable Fuels (1.6%)
California Resources Corp. (b)	42,688	235,211
Gulfport Energy Corp. (b)	11,958	499,127
HollyFrontier Corp.	27,365	1,025,640
Peabody Energy Corp.	37,950	293,733
Rosetta Resources, Inc. (b)	8,508	189,813
SM Energy Co.	9,415	363,231
Western Refining, Inc.	10,202	385,432
World Fuel Services Corp.	10,075	472,820
WPX Energy, Inc. (b)	28,432	330,664
		3,795,671
Financial (22.6%)
Capital Markets (1.6%)
Eaton Vance Corp.	16,533	676,696
Federated Investors, Inc. – Class B	13,307	438,200
Janus Capital Group, Inc.	20,542	331,342
Raymond James Financial, Inc.	17,613	1,009,049
SEI Investments Co.	18,237	730,209
Waddell & Reed Financial, Inc. – Class A	11,689	582,346
		3,767,842
Commercial Banks (4.5%)
Associated Banc-Corp	21,248	395,850
BancorpSouth, Inc.	11,956	269,129
Bank of Hawaii Corp.	6,106	362,147
Cathay General Bancorp	10,274	262,912
City National Corp.	6,700	541,427
Commerce Bancshares, Inc.	11,576	503,440
Cullen/Frost Bankers, Inc.	7,637	539,478
East West Bancorp, Inc.	20,069	776,871
First Horizon National Corp.	32,889	446,633
FirstMerit Corp.	23,123	436,793
Fulton Financial Corp.	25,901	320,136
Hancock Holding Co.	11,403	350,072
	Shares	Value(a)
International Bancshares Corp.	8,100	$214,974
PacWest Bancorp	13,535	615,301
Prosperity Bancshares, Inc.	8,388	464,360
Signature Bank (b)	7,006	882,476
SVB Financial Group (b)	7,165	831,641
Synovus Financial Corp.	19,093	517,229
TCF Financial Corp.	23,379	371,492
Trustmark Corp.	9,424	231,265
Umpqua Holdings Corp.	30,375	516,679
Valley National Bancorp	30,746	298,544
Webster Financial Corp.	12,554	408,382
		10,557,231
Consumer Finance (0.2%)
SLM Corp.	59,161	602,851
Diversified Financial Services (0.6%)
CBOE Holdings, Inc.	11,799	748,293
MSCI, Inc.	15,662	743,005
		1,491,298
Diversified REITs (0.3%)
Liberty Property Trust	20,767	781,462
Insurance (4.8%)
Alleghany Corp. (b)	2,307	1,069,295
American Financial Group, Inc.	10,319	626,570
Arthur J Gallagher & Co.	22,561	1,062,172
Aspen Insurance Holdings, Ltd. (d)	8,700	380,799
Brown & Brown, Inc.	16,481	542,390
Everest Re Group, Ltd. (d)	6,326	1,077,318
First American Financial Corp.	14,996	508,364
HCC Insurance Holdings, Inc.	13,533	724,286
Kemper Corp.	6,902	249,231
Mercury General Corp.	5,024	284,710
Old Republic International Corp.	33,921	496,264
Primerica, Inc.	7,429	403,098
Protective Life Corp.	11,025	767,891
Reinsurance Group of America, Inc.	9,579	839,312
RenaissanceRe Holdings, Ltd. (d)	5,387	523,724
StanCorp Financial Group, Inc.	5,877	410,567
The Hanover Insurance Group, Inc.	6,095	434,695
WR Berkley Corp.	14,194	727,585
		11,128,271
Office REITs (2.6%)
Alexandria Real Estate Equities, Inc.	10,039	890,861
BioMed Realty Trust, Inc.	27,559	593,621
Corporate Office Properties Trust SBI	12,935	366,966
Duke Realty Corp.	47,774	965,035
Highwoods Properties, Inc.	12,761	565,057

See accompanying notes to financial statements.

SFT Advantus Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Kilroy Realty Corp.	11,747	$811,365
Mack-Cali Realty Corp.	11,700	223,002
SL Green Realty Corp.	13,501	1,606,889
		6,022,796
Real Estate Management & Development (0.5%)
Alexander & Baldwin, Inc.	6,302	247,416
Jones Lang LaSalle, Inc.	6,329	948,907
		1,196,323
Residential REITs (1.7%)
American Campus Communities, Inc.	14,696	607,827
Camden Property Trust	12,089	892,652
Home Properties, Inc.	8,005	525,128
Mid-America Apartment Communities, Inc.	10,519	785,559
UDR, Inc.	35,681	1,099,688
		3,910,854
Retail REITs (2.9%)
Equity One, Inc.	10,733	272,189
Federal Realty Investment Trust	9,564	1,276,412
National Retail Properties, Inc.	18,439	725,943
Realty Income Corp.	31,133	1,485,355
Regency Centers Corp.	13,043	831,883
Tanger Factory Outlet Centers, Inc.	13,407	495,523
Taubman Centers, Inc.	8,853	676,546
Washington Prime Group, Inc.	21,692	373,536
Weingarten Realty Investors	15,727	549,187
		6,686,574
Specialized REITs (2.1%)
Extra Space Storage, Inc.	15,451	906,047
Hospitality Properties Trust	20,957	649,667
Lamar Advertising Co. – Class A	11,203	600,929
LaSalle Hotel Properties	15,597	631,210
Omega Healthcare Investors, Inc.	17,815	696,032
Potlatch Corp.	5,632	235,812
Rayonier, Inc.	17,717	495,013
Senior Housing Properties Trust	28,504	630,223
		4,844,933
Thrifts & Mortgage Finance (0.8%)
Astoria Financial Corp.	12,272	163,954
First Niagara Financial Group, Inc.	49,483	417,141
New York Community Bancorp, Inc.	61,885	990,160
Washington Federal, Inc.	13,726	304,031
		1,875,286
	Shares	Value(a)
Health Care (10.0%)
Biotechnology (0.8%)
Cubist Pharmaceuticals, Inc. (b)	10,695	$1,076,452
United Therapeutics Corp. (b)	6,676	864,475
		1,940,927
Health Care Equipment & Supplies (3.2%)
Align Technology, Inc. (b)	10,102	564,803
Halyard Health, Inc. (b)	6,490	295,100
Hill-Rom Holdings, Inc.	8,017	365,735
Hologic, Inc. (b)	33,894	906,325
IDEXX Laboratories, Inc. (b)	6,729	997,709
ResMed, Inc.	19,495	1,092,890
Sirona Dental Systems, Inc. (b)	7,741	676,331
STERIS Corp.	8,280	536,958
Teleflex, Inc.	5,790	664,808
The Cooper Cos., Inc.	6,819	1,105,292
Thoratec Corp. (b)	7,689	249,585
		7,455,536
Health Care Providers & Services (3.4%)
Centene Corp. (b)	8,174	848,870
Community Health Systems, Inc. (b)	16,178	872,318
Health Net, Inc. (b)	10,893	583,102
Henry Schein, Inc. (b)	11,774	1,603,030
HMS Holdings Corp. (b)	12,273	259,451
LifePoint Hospitals, Inc. (b)	6,275	451,235
Mednax, Inc. (b)	14,039	928,118
Omnicare, Inc.	13,675	997,318
Owens & Minor, Inc.	8,721	306,195
VCA, Inc. (b)	11,761	573,584
WellCare Health Plans, Inc. (b)	6,147	504,423
		7,927,644
Health Care Technology (0.1%)
Allscripts Healthcare Solutions, Inc. (b)	23,689	302,509
Life Sciences Tools & Services (1.4%)
Bio-Rad Laboratories, Inc. – Class A (b)	2,880	347,213
Bio-Techne Corp.	5,226	482,882
Charles River Laboratories International, Inc. (b)	6,492	413,151
Covance, Inc. (b)	7,884	818,675
Mettler-Toledo International, Inc. (b)	3,990	1,206,815
		3,268,736
Pharmaceuticals (1.1%)
Endo International PLC (b) (d)	21,490	1,549,859
Salix Pharmaceuticals, Ltd. (b)	8,895	1,022,391
		2,572,250

See accompanying notes to financial statements.

SFT Advantus Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Industrials (15.2%)
Aerospace & Defense (1.7%)
Alliant Techsystems, Inc.	4,464	$518,940
BE Aerospace, Inc. (b)	14,722	854,171
Esterline Technologies Corp. (b)	4,480	491,366
Exelis, Inc.	26,108	457,673
Huntington Ingalls Industries, Inc.	6,732	757,081
KLX, Inc. (b)	7,336	302,589
Triumph Group, Inc.	7,100	477,262
		3,859,082
Airlines (0.7%)
Alaska Air Group, Inc.	18,393	1,099,166
JetBlue Airways Corp. (b)	34,269	543,506
		1,642,672
Building Products (0.9%)
AO Smith Corp.	10,516	593,208
Fortune Brands Home & Security, Inc.	22,057	998,520
Lennox International, Inc.	6,179	587,438
		2,179,166
Commercial Services & Supplies (1.8%)
Clean Harbors, Inc. (b)	7,627	366,477
Copart, Inc. (b)	15,896	580,045
Corrections Corp. of America	16,284	591,761
Deluxe Corp.	6,913	430,334
Herman Miller, Inc.	8,300	244,269
HNI Corp.	6,206	316,878
MSA Safety, Inc.	4,409	234,074
Rollins, Inc.	8,875	293,763
RR Donnelley & Sons Co.	27,933	469,414
Waste Connections, Inc.	17,352	763,314
		4,290,329
Construction & Engineering (0.5%)
Aecom Technology Corp. (b)	21,505	653,107
Granite Construction, Inc.	4,979	189,301
KBR, Inc.	20,283	343,797
		1,186,205
Electrical Equipment (1.3%)
Acuity Brands, Inc.	6,054	847,984
Belden, Inc.	5,986	471,757
Hubbell, Inc. – Class B	7,581	809,878
Regal-Beloit Corp.	6,248	469,849
Woodward Governor Co.	8,168	402,111
		3,001,579
Industrial Conglomerates (0.4%)
Carlisle Cos., Inc.	8,971	809,543
Machinery (4.4%)
AGCO Corp.	11,701	528,885
CLARCOR, Inc.	6,964	464,081
Crane Co.	6,927	406,615
Donaldson Co., Inc.	17,853	689,661
Graco, Inc.	8,314	666,616
Harsco Corp.	11,297	213,400
IDEX Corp.	11,100	864,024
	Shares	Value(a)
ITT Corp.	12,806	$518,131
Kennametal, Inc.	11,011	394,084
Lincoln Electric Holdings, Inc.	10,860	750,317
Nordson Corp.	8,185	638,103
Oshkosh Corp.	11,157	542,788
SPX Corp.	5,742	493,353
Terex Corp.	15,155	422,521
Timken Co.	10,415	444,512
Trinity Industries, Inc.	21,759	609,470
Valmont Industries, Inc.	3,477	441,579
Wabtec Corp.	13,457	1,169,279
		10,257,419
Marine (0.3%)
Kirby Corp. (b)	7,977	644,063
Professional Services (1.0%)
FTI Consulting, Inc. (b)	5,711	220,616
Manpower, Inc.	11,064	754,233
The Corporate Executive Board Co.	4,665	338,353
Tower Watson & Co. – Class A	9,778	1,106,576
		2,419,778
Road & Rail (1.5%)
Con-way, Inc.	8,022	394,522
Genesee & Wyoming, Inc. – Class A (b)	7,136	641,669
JB Hunt Transport Services, Inc.	12,903	1,087,078
Landstar System, Inc.	6,198	449,541
Old Dominion Freight Line, Inc. (b)	9,513	738,589
Werner Enterprises, Inc.	6,174	192,320
		3,503,719
Trading Companies & Distributors (0.7%)
GATX Corp.	6,179	355,540
MSC Industrial Direct Co. – Class A	7,063	573,869
Now, Inc. (b)	14,932	384,200
Watsco, Inc.	3,809	407,563
		1,721,172
Information Technology (17.1%)
Communications Equipment (1.1%)
ARRIS Group, Inc. (b)	18,419	556,070
Ciena Corp. (b)	14,898	289,170
InterDigital, Inc.	5,143	272,065
JDS Uniphase Corp. (b)	32,385	444,322
Plantronics, Inc.	5,961	316,052
Polycom, Inc. (b)	19,081	257,593
Riverbed Technology, Inc. (b)	21,685	442,591
		2,577,863
Computers & Peripherals (0.8%)
3D Systems Corp. (b)	14,592	479,639
Diebold, Inc.	9,025	312,626
Lexmark International, Inc. – Class A	8,639	356,531
NCR Corp. (b)	23,543	686,043
		1,834,839

See accompanying notes to financial statements.

SFT Advantus Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Electronic Equipment, Instruments & Components (3.2%)
Arrow Electronics, Inc. (b)	13,548	$784,294
Avnet, Inc. (c)	19,160	824,263
Cognex Corp. (b)	12,149	502,118
FEI Co.	5,790	523,126
Ingram Micro, Inc. – Class A (b)	21,800	602,552
IPG Photonics Corp. (b)	4,990	373,851
Itron, Inc. (b)	5,393	228,070
Jabil Circuit, Inc.	27,037	590,218
Keysight Technologies, Inc. (b)	23,417	790,792
Knowles Corp. (b)	11,813	278,196
National Instruments Corp.	14,091	438,089
Tech Data Corp. (b)	5,334	337,269
Trimble Navigation, Ltd. (b)	36,211	961,040
Vishay Intertechnology, Inc.	18,965	268,355
		7,502,233
Internet Software & Services (1.3%)
AOL, Inc. (b)	10,889	502,745
Equinix, Inc.	7,734	1,753,530
Rackspace Hosting, Inc. (b)	16,658	779,761
		3,036,036
IT Services (2.6%)
Acxiom Corp. (b)	10,766	218,227
Broadridge Financial Solutions, Inc.	16,722	772,222
Convergys Corp.	14,028	285,750
CoreLogic, Inc. (b)	12,546	396,328
DST Systems, Inc.	4,097	385,733
Gartner, Inc. – Class A (b)	12,307	1,036,372
Global Payments, Inc.	9,456	763,383
Jack Henry & Associates, Inc.	11,433	710,447
Leidos Holdings, Inc.	8,683	377,884
NeuStar, Inc. – Class A (b)	7,672	213,282
Science Applications International Corp.	5,615	278,111
WEX, Inc. (b)	5,420	536,146
		5,973,885
Office Electronics (0.2%)
Zebra Technologies Corp. – Class A (b)	7,070	547,289
Semiconductors & Semiconductor Equipment (3.4%)
Advanced Micro Devices, Inc. (b)	87,742	234,271
Atmel Corp. (b)	58,349	489,840
Cree, Inc. (b)	16,699	538,042
Cypress Semiconductor Corp. (b)	20,691	295,468
Fairchild Semiconductor International, Inc. (b)	16,605	280,292
Integrated Device Technology, Inc. (b)	20,782	407,327
International Rectifier Corp. (b)	10,000	399,000
Intersil Corp. – Class A	18,107	262,008
RF Micro Devices, Inc. (b)	71,639	1,188,491
	Shares	Value(a)
Semtech Corp. (b)	9,326	$257,118
Silicon Laboratories, Inc. (b)	5,510	262,386
Skyworks Solutions, Inc.	26,655	1,938,085
SunEdison, Inc. (b)	35,215	687,045
Teradyne, Inc.	30,267	598,984
		7,838,357
Software (4.5%)
ACI Worldwide, Inc. (b)	16,010	322,922
Advent Software, Inc.	6,121	187,547
ANSYS, Inc. (b)	12,849	1,053,618
Cadence Design Systems, Inc. (b)	40,861	775,133
CDK Global, Inc.	22,457	915,347
CommVault Systems, Inc. (b)	6,015	310,915
Factset Research Systems, Inc.	5,417	762,443
Fair Isaac Corp.	4,522	326,941
Fortinet, Inc. (b)	19,328	592,597
Informatica Corp. (b)	15,193	579,385
Mentor Graphics Corp.	13,678	299,822
PTC, Inc. (b)	16,216	594,316
Rovi Corp. (b)	13,243	299,159
Solarwinds, Inc. (b)	9,163	456,592
Solera Holdings, Inc.	9,538	488,155
Synopsys, Inc. (b)	21,785	946,994
The Ultimate Software Group, Inc. (b)	3,980	584,324
Tyler Technologies, Inc. (b)	4,640	507,802
VeriFone Systems, Inc. (b)	15,806	587,983
		10,591,995
Materials (7.2%)
Chemicals (3.0%)
Albemarle Corp.	10,940	657,822
Ashland, Inc.	8,922	1,068,499
Cabot Corp.	8,954	392,723
Cytec Industries, Inc.	10,072	465,024
Minerals Technologies, Inc.	4,766	330,999
NewMarket Corp.	1,514	610,944
Olin Corp.	10,932	248,922
PolyOne Corp.	12,710	481,836
RPM International, Inc.	18,661	946,299
Sensient Technologies Corp.	6,710	404,881
The Scotts Miracle-Gro Co. – Class A	6,207	386,820
Valspar Corp.	10,658	921,704
		6,916,473
Construction Materials (0.2%)
Eagle Materials, Inc.	7,012	533,123
Containers & Packaging (2.0%)
Aptargroup, Inc.	9,049	604,835
Bemis Co., Inc.	13,964	631,312
Greif, Inc. – Class A	4,686	221,320
Packaging Corp. of America	13,755	1,073,578
Rock-Tenn Co. – Class A	19,580	1,193,988
Silgan Holdings, Inc.	6,111	327,550
Sonoco Products Co.	14,156	618,617
		4,671,200

See accompanying notes to financial statements.

SFT Advantus Index 400 Mid-Cap Fund
Investments in Securities – continued

	Shares	Value(a)
Metals & Mining (1.7%)
Carpenter Technology Corp.	7,439	$366,371
Cliffs Natural Resources, Inc.	21,417	152,917
Commercial Metals Co.	16,519	269,095
Compass Minerals International, Inc.	4,656	404,280
Reliance Steel & Aluminum Co.	10,911	668,517
Royal Gold, Inc.	9,104	570,821
Steel Dynamics, Inc.	33,611	663,481
TimkenSteel Corp.	5,269	195,111
United States Steel Corp.	20,339	543,865
Worthington Industries, Inc.	7,077	212,947
		4,047,405
Paper & Forest Products (0.3%)
Domtar Corp. (d)	9,003	362,101
Louisiana-Pacific Corp. (b)	19,870	329,047
		691,148
Telecommunication Services (0.3%)
Gas Utilities (0.1%)
ONE GAS, Inc.	7,250	298,845
Wireless Telecommunication Services (0.2%)
Telephone & Data Systems, Inc.	13,728	346,632
Utilities (4.9%)
Electric Utilities (1.3%)
Cleco Corp.	8,457	461,245
Great Plains Energy, Inc.	21,510	611,099
Hawaiian Electric Industries, Inc.	14,338	480,036
IDACORP, Inc.	7,048	466,507
PNM Resources, Inc.	11,060	327,708
Westar Energy, Inc.	18,215	751,186
		3,097,781
Gas Utilities (1.8%)
Atmos Energy Corp.	14,035	782,311
Energen Corp.	10,234	652,520
National Fuel Gas Co.	11,770	818,368
Questar Corp.	24,502	619,411
UGI Corp.	24,106	915,546
WGL Holdings, Inc.	6,949	379,554
		4,167,710
Multi-Utilities (1.5%)
Alliant Energy Corp.	15,510	1,030,174
Black Hills Corp.	6,253	331,659
MDU Resources Group, Inc.	27,137	637,720
OGE Energy Corp.	27,866	988,686
Vectren Corp.	11,454	529,518
		3,517,757
Water Utilities (0.3%)
Aqua America, Inc.	24,694	659,330
Total common stocks (cost: $145,481,972)		228,257,612
	Shares	Value(a)
Short-Term Securities (2.6%)
Investment Companies (2.6%)
Wells Fargo Advantage Treasury Plus Money Market Fund, current rate 0.010%	6,002,743	$6,002,743
Total short-term securities (cost: $6,002,743)		6,002,743
Total investments in securities (cost: $151,484,715) (e)		234,260,355
Liabilities in excess of cash and other assets (-0.2%)		(537,492)
Total net assets (100.0%)		$233,722,863

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2014, securities with an aggregate market value of $1,002,240 have been pledged to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation/ (Depreciation)
S&P Mid 400® E-Mini Index Future	March 2015	37	Long	$23,266
		37		$23,266

(d)  Foreign security: The Fund held 2.3% of net assets in foreign securities at December 31, 2014.

(e)  At December 31, 2014 the cost of securities for federal income tax purposes was $152,099,153. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$88,142,197
Gross unrealized depreciation	(5,980,995)
Net unrealized appreciation	$82,161,202

See accompanying notes to financial statements.

SFT Advantus Index 500 Fund
Investments in Securities

December 31, 2014

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (97.2%)
Consumer Discretionary (12.0%)
Auto Components (0.4%)
BorgWarner, Inc.	7,780	$427,511
Delphi Automotive PLC (b)	10,200	741,744
Johnson Controls, Inc.	22,876	1,105,826
The Goodyear Tire & Rubber Co.	9,398	268,501
		2,543,582
Automobiles (0.6%)
Ford Motor Co.	132,594	2,055,207
General Motors Co.	46,402	1,619,894
Harley-Davidson, Inc.	7,382	486,548
		4,161,649
Distributors (0.1%)
Genuine Parts Co.	5,281	562,796
Diversified Consumer Services (0.1%)
H&R Block, Inc.	9,390	316,255
Hotels, Restaurants & Leisure (1.6%)
Carnival Corp.	15,438	699,804
Chipotle Mexican Grill, Inc. (c)	1,149	786,502
Darden Restaurants, Inc.	4,564	267,587
Marriott International, Inc. – Class A	7,322	571,336
McDonald's Corp.	33,529	3,141,667
Royal Caribbean Cruises, Ltd.	5,753	474,220
Starbucks Corp.	25,780	2,115,249
Starwood Hotels & Resorts Worldwide, Inc.	6,172	500,364
Wyndham Worldwide Corp.	4,218	361,736
Wynn Resorts, Ltd.	2,767	411,619
Yum! Brands, Inc.	15,067	1,097,631
		10,427,715
Household Durables (0.5%)
DR Horton, Inc.	11,342	286,839
Garmin, Ltd. (b)	4,086	215,864
Harman International Industries, Inc.	2,323	247,887
Leggett & Platt, Inc.	4,735	201,758
Lennar Corp. – Class A	6,135	274,909
Mohawk Industries, Inc. (c)	2,180	338,685
Newell Rubbermaid, Inc.	9,339	355,723
PulteGroup, Inc.	11,496	246,704
Stanley Black & Decker, Inc.	5,397	518,544
Whirlpool Corp.	2,677	518,642
		3,205,555
Internet & Catalog Retail (1.2%)
Amazon.com, Inc. (c)	13,071	4,056,585
Expedia, Inc.	3,422	292,102
Netflix, Inc. (c)	2,126	726,263
The Priceline Group, Inc. (c)	1,812	2,066,060
TripAdvisor, Inc. (c)	3,864	288,486
		7,429,496
	Shares	Value(a)
Leisure Equipment & Products (0.1%)
Hasbro, Inc.	3,858	$212,151
Mattel, Inc.	11,655	360,664
		572,815
Media (3.6%)
Cablevision Systems Corp.	7,483	154,449
CBS Corp. – Class B	16,427	909,070
Comcast Corp. – Class A	88,758	5,148,852
DIRECTV (c)	17,326	1,502,164
Discovery Communications, Inc. (c)	9,327	314,506
Discovery Communications, Inc. (c)	5,104	175,833
Gannett Co., Inc.	7,684	245,350
Interpublic Group of Cos., Inc.	14,408	299,254
McGraw Hill Financial, Inc.	9,345	831,518
News Corp. – Class A (c)	17,179	269,539
Omnicom Group, Inc.	8,550	662,368
Scripps Networks Interactive, Inc. – Class A	3,486	262,391
The Walt Disney Co.	53,747	5,062,430
Time Warner Cable, Inc.	9,712	1,476,807
Time Warner, Inc.	28,887	2,467,528
Twenty-First Century Fox, Inc. – Class A	63,883	2,453,427
Viacom, Inc. – Class B	12,727	957,707
		23,193,193
Multiline Retail (0.7%)
Dollar General Corp. (c)	10,466	739,946
Dollar Tree, Inc. (c)	7,093	499,205
Family Dollar Stores, Inc.	3,302	261,552
Kohl's Corp.	6,959	424,777
Macy's, Inc.	11,895	782,096
Nordstrom, Inc.	4,817	382,422
Target Corp.	21,962	1,667,136
		4,757,134
Specialty Retail (2.3%)
AutoNation, Inc. (c)	2,530	152,837
AutoZone, Inc. (c)	1,162	719,406
Bed Bath & Beyond, Inc. (c)	6,390	486,726
Best Buy Co., Inc.	10,011	390,229
CarMax, Inc. (c)	7,420	494,024
GameStop Corp. – Class A	3,738	126,344
L Brands, Inc.	8,472	733,252
Lowe's Cos., Inc.	33,518	2,306,038
O'Reilly Automotive, Inc. (c)	3,489	672,051
PetSmart, Inc.	3,451	280,549
Ross Stores, Inc.	7,239	682,348
Staples, Inc.	22,042	399,401
The Gap, Inc.	9,193	387,117
The Home Depot, Inc.	45,402	4,765,848
The TJX Cos., Inc.	23,734	1,627,678
Tiffany & Co.	3,880	414,617
Tractor Supply Co.	4,649	366,434
Urban Outfitters, Inc. (c)	3,422	120,215
		15,125,114

See accompanying notes to financial statements.

SFT Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Textiles, Apparel & Luxury Goods (0.8%)
Coach, Inc.	9,474	$355,844
Fossil Group, Inc. (c)	1,513	167,550
Michael Kors Holdings, Ltd. (b) (c)	7,081	531,783
NIKE, Inc. – Class B	24,041	2,311,542
PVH Corp.	2,876	368,617
Ralph Lauren Corp.	2,133	394,946
Under Armour, Inc. – Class A (c)	5,739	389,678
VF Corp.	11,898	891,160
		5,411,120
Consumer Staples (9.5%)
Beverages (2.2%)
Brown-Forman Corp. – Class B	5,350	469,944
Coca-Cola Enterprises, Inc.	7,661	338,769
Constellation Brands, Inc. – Class A (c)	5,780	567,423
Dr Pepper Snapple Group, Inc.	6,631	475,310
Keurig Green Mountain, Inc.	4,202	556,324
Molson Coors Brewing Co. – Class B	5,491	409,189
Monster Beverage Corp. (c)	4,960	537,416
PepsiCo, Inc.	51,561	4,875,608
The Coca-Cola Co.	135,812	5,733,983
		13,963,966
Food & Staples Retailing (2.4%)
Costco Wholesale Corp.	15,121	2,143,402
CVS Health Corp.	39,495	3,803,763
Safeway, Inc.	7,848	275,622
Sysco Corp.	20,242	803,405
The Kroger Co.	16,867	1,083,030
Wal-Mart Stores, Inc.	54,375	4,669,725
Walgreens Boots Alliance, Inc.	29,968	2,283,562
Whole Foods Market, Inc.	12,362	623,292
		15,685,801
Food Products (1.5%)
Archer-Daniels-Midland Co.	22,169	1,152,788
Campbell Soup Co.	6,072	267,168
ConAgra Foods, Inc.	14,575	528,781
General Mills, Inc.	20,800	1,109,264
Hormel Foods Corp.	4,535	236,273
Kellogg Co.	8,684	568,281
Kraft Foods Group, Inc.	20,286	1,271,121
McCormick & Co., Inc.	4,378	325,285
Mead Johnson Nutrition Co.	6,974	701,166
Mondelez International, Inc. – Class A	57,876	2,102,346
The Hershey Co.	5,047	524,535
The JM Smucker Co.	3,469	350,300
Tyson Foods, Inc. – Class A	10,004	401,060
		9,538,368
Household Products (1.9%)
Clorox Co.	4,445	463,214
Colgate-Palmolive Co.	29,515	2,042,143
Kimberly-Clark Corp.	12,800	1,478,912
The Procter & Gamble Co.	93,093	8,479,841
		12,464,110
	Shares	Value(a)
Personal Care (0.1%)
Avon Products, Inc.	14,894	$139,855
The Estee Lauder Cos., Inc. – Class A	7,661	583,768
		723,623
Tobacco (1.4%)
Altria Group, Inc.	68,093	3,354,942
Lorillard, Inc.	12,320	775,421
Philip Morris International, Inc.	53,528	4,359,855
Reynolds American, Inc.	10,630	683,190
		9,173,408
Energy (8.2%)
Energy Equipment & Services (1.3%)
Baker Hughes, Inc.	14,906	835,779
Cameron International Corp. (c)	6,802	339,760
Diamond Offshore Drilling, Inc.	2,218	81,423
Ensco PLC – Class A (b)	8,062	241,457
FMC Technologies, Inc. (c)	8,002	374,814
Halliburton Co.	29,196	1,148,279
Helmerich & Payne, Inc.	3,735	251,814
Nabors Industries, Ltd. (b)	9,882	128,268
National Oilwell Varco, Inc.	14,842	972,596
Noble Corp. PLC (b)	8,671	143,678
Schlumberger, Ltd.	44,332	3,786,396
Transocean, Ltd. (b)	11,645	213,453
		8,517,717
Oil, Gas & Consumable Fuels (6.9%)
Anadarko Petroleum Corp.	17,455	1,440,037
Apache Corp.	12,970	812,830
Cabot Oil & Gas Corp. – Class A	14,229	421,321
Chesapeake Energy Corp.	17,815	348,640
Chevron Corp.	65,129	7,306,171
Cimarex Energy Co.	3,040	322,240
ConocoPhillips	42,419	2,929,456
Consol Energy, Inc.	7,840	265,070
Denbury Resources, Inc.	12,053	97,991
Devon Energy Corp.	13,166	805,891
EOG Resources, Inc.	18,886	1,738,834
EQT Corp.	5,226	395,608
Exxon Mobil Corp.	145,888	13,487,346
Hess Corp.	8,755	646,294
Kinder Morgan, Inc.	58,538	2,476,743
Marathon Oil Corp.	23,169	655,451
Marathon Petroleum Corp.	9,653	871,280
Murphy Oil Corp.	5,658	285,842
Newfield Exploration Co. (c)	4,714	127,844
Noble Energy, Inc.	12,328	584,717
Occidental Petroleum Corp.	26,715	2,153,496
Phillips 66	19,069	1,367,247
Pioneer Natural Resources Co.	5,130	763,601
QEP Resources, Inc.	5,615	113,535
Range Resources Corp.	5,819	311,026
Southwestern Energy Co. (c)	12,083	329,745
Spectra Energy Corp.	23,045	836,534
Tesoro Corp.	4,324	321,489

See accompanying notes to financial statements.

SFT Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
The Williams Cos., Inc.	23,103	$1,038,249
Valero Energy Corp.	17,957	888,871
		44,143,399
Financial (16.0%)
Capital Markets (2.2%)
Affiliated Managers Group, Inc. (c)	1,969	417,901
Ameriprise Financial, Inc.	6,358	840,845
BlackRock, Inc.	4,456	1,593,287
E*Trade Financial Corp. (c)	9,860	239,154
Franklin Resources, Inc.	13,490	746,941
Invesco, Ltd.	14,827	585,963
Legg Mason, Inc.	3,418	182,419
Morgan Stanley	52,600	2,040,880
Northern Trust Corp.	7,639	514,869
State Street Corp.	14,383	1,129,065
T Rowe Price Group, Inc.	8,936	767,245
The Bank of New York Mellon Corp.	38,782	1,573,386
The Charles Schwab Corp.	39,568	1,194,558
The Goldman Sachs Group, Inc.	13,955	2,704,898
		14,531,411
Commercial Banks (5.9%)
Bank of America Corp.	362,311	6,481,744
BB&T Corp.	24,725	961,555
Citigroup, Inc.	104,371	5,647,515
Comerica, Inc.	6,138	287,504
Fifth Third Bancorp	28,388	578,405
Huntington Bancshares, Inc.	28,059	295,181
JPMorgan Chase & Co.	128,787	8,059,494
KeyCorp	29,846	414,859
M&T Bank Corp.	4,561	572,953
Regions Financial Corp.	47,422	500,776
SunTrust Banks, Inc.	17,965	752,733
The PNC Financial Services Group, Inc.	18,129	1,653,909
US Bancorp	61,647	2,771,033
Wells Fargo & Co.	162,638	8,915,815
Zions Bancorporation	6,895	196,576
		38,090,052
Consumer Finance (0.9%)
American Express Co.	30,656	2,852,234
Capital One Financial Corp.	19,154	1,581,163
Discover Financial Services	15,623	1,023,150
Navient Corp.	14,132	305,393
		5,761,940
Diversified Financial Services (0.4%)
CME Group, Inc.	10,896	965,931
Intercontinental Exchange, Inc.	3,915	858,520
Leucadia National Corp.	10,834	242,898
Moody's Corp.	6,311	604,657
The NASDAQ OMX Group, Inc.	3,974	190,593
		2,862,599
Diversified REITs (0.1%)
Vornado Realty Trust	6,021	708,732
	Shares	Value(a)
Industrial REIT's (0.1%)
ProLogis, Inc.	17,149	$737,921
Insurance (4.2%)
ACE, Ltd. (b)	11,429	1,312,964
Aflac, Inc.	15,523	948,300
American International Group, Inc.	48,229	2,701,306
Aon PLC (b)	9,823	931,515
Assurant, Inc.	2,379	162,795
Berkshire Hathaway, Inc. – Class B (c)	62,792	9,428,219
Chubb Corp.	8,124	840,590
Cincinnati Financial Corp.	4,981	258,165
Genworth Financial, Inc. – Class A (c)	17,032	144,772
Hartford Financial Services Group, Inc.	14,865	619,722
Lincoln National Corp.	8,906	513,609
Loews Corp.	10,311	433,268
Marsh & McLennan Cos., Inc.	18,635	1,066,667
MetLife, Inc.	39,138	2,116,974
Principal Financial Group, Inc.	9,329	484,548
Prudential Financial, Inc.	15,769	1,426,464
The Allstate Corp.	14,450	1,015,113
The Progressive Corp.	18,428	497,372
The Travelers Cos., Inc.	11,417	1,208,490
Torchmark Corp.	4,405	238,619
Unum Group	8,681	302,793
XL Group PLC (b)	8,890	305,549
		26,957,814
Office REITs (0.1%)
Boston Properties, Inc.	5,287	680,384
Real Estate Services (0.1%)
CBRE Group, Inc. – Class A (c)	9,624	329,622
Residential REITs (0.3%)
Apartment Investment & Management Co. – Class A	4,940	183,521
AvalonBay Communities, Inc.	4,526	739,503
Equity Residential	12,479	896,492
Essex Property Trust, Inc.	2,180	450,388
		2,269,904
Retail REITs (0.5%)
General Growth Properties, Inc.	21,548	606,145
Kimco Realty Corp.	14,079	353,946
Simon Property Group, Inc.	10,721	1,952,401
The Macerich Co.	4,853	404,789
		3,317,281
Specialized REITs (1.1%)
American Tower Corp.	13,666	1,350,884
Crown Castle International Corp.	11,517	906,388
HCP, Inc.	15,728	692,504

See accompanying notes to financial statements.

SFT Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Health Care REIT, Inc.	11,289	$854,239
Host Hotels & Resorts, Inc.	26,013	618,329
Plum Creek Timber Co., Inc.	6,010	257,168
Public Storage	5,039	931,459
Ventas, Inc.	10,154	728,042
Weyerhaeuser Co.	18,066	648,377
		6,987,390
Thrifts & Mortgage Finance (0.1%)
Hudson City Bancorp, Inc.	16,500	166,980
People's United Financial, Inc.	10,605	160,984
		327,964
Health Care (13.8%)
Biotechnology (2.8%)
Alexion Pharmaceuticals, Inc. (c)	6,824	1,262,645
Amgen, Inc.	26,206	4,174,354
Biogen Idec, Inc. (c)	8,147	2,765,499
Celgene Corp. (c)	27,482	3,074,136
Gilead Sciences, Inc. (c)	51,976	4,899,258
Regeneron Pharmaceuticals, Inc. (c)	2,581	1,058,855
Vertex Pharmaceuticals, Inc. (c)	8,313	987,584
		18,222,331
Health Care Equipment & Supplies (2.2%)
Abbott Laboratories	51,876	2,335,457
Baxter International, Inc.	18,687	1,369,570
Becton Dickinson and Co.	6,618	920,961
Boston Scientific Corp. (c)	45,635	604,664
CareFusion Corp. (c)	6,998	415,261
Covidien PLC (b)	15,585	1,594,034
CR Bard, Inc.	2,610	434,878
DENTSPLY International, Inc.	4,791	255,217
Edwards Lifesciences Corp. (c)	3,703	471,688
Intuitive Surgical, Inc. (c)	1,298	686,564
Medtronic, Inc.	33,911	2,448,374
St Jude Medical, Inc.	9,821	638,660
Stryker Corp.	10,318	973,297
Varian Medical Systems, Inc. (c)	3,405	294,567
Zimmer Holdings, Inc.	5,827	660,898
		14,104,090
Health Care Providers & Services (2.2%)
Aetna, Inc.	12,117	1,076,353
AmerisourceBergen Corp.	7,158	645,365
Anthem, Inc.	9,300	1,168,731
Cardinal Health, Inc.	11,402	920,484
Cigna Corp.	9,001	926,293
DaVita HealthCare Partners, Inc. (c)	5,927	448,911
Express Scripts Holding Co. (c)	25,284	2,140,796
Humana, Inc.	5,321	764,255
Laboratory Corp. of America Holdings (c)	2,880	310,752
McKesson Corp.	7,990	1,658,564
Patterson Cos., Inc.	2,909	139,923
	Shares	Value(a)
Quest Diagnostics, Inc.	4,982	$334,093
Tenet Healthcare Corp. (c)	3,378	171,163
UnitedHealth Group, Inc.	33,067	3,342,743
Universal Health Services, Inc. – Class B	3,167	352,361
		14,400,787
Health Care Technology (0.1%)
Cerner Corp. (c)	10,471	677,055
Life Sciences Tools & Services (0.4%)
Agilent Technologies, Inc.	11,405	466,921
PerkinElmer, Inc.	3,795	165,955
Thermo Fisher Scientific, Inc.	13,763	1,724,366
Waters Corp. (c)	2,837	319,787
		2,677,029
Pharmaceuticals (6.1%)
AbbVie, Inc.	54,812	3,586,897
Actavis PLC (c)	9,117	2,346,807
Allergan, Inc.	10,253	2,179,685
Bristol-Myers Squibb Co.	57,096	3,370,377
Eli Lilly & Co.	33,756	2,328,827
Hospira, Inc. (c)	5,821	356,536
Johnson & Johnson	96,435	10,084,208
Mallinckrodt PLC (c)	4,006	396,714
Merck & Co., Inc.	98,218	5,577,800
Mylan, Inc. (c)	12,804	721,762
Perrigo Co. PLC (b)	4,850	810,726
Pfizer, Inc.	217,069	6,761,699
Zoetis, Inc.	17,190	739,686
		39,261,724
Industrials (10.1%)
Aerospace & Defense (2.5%)
General Dynamics Corp.	10,846	1,492,627
Honeywell International, Inc.	26,997	2,697,541
L-3 Communications Holdings, Inc.	2,982	376,358
Lockheed Martin Corp.	9,307	1,792,249
Northrop Grumman Corp.	6,959	1,025,687
Precision Castparts Corp.	4,950	1,192,356
Raytheon Co.	10,619	1,148,657
Rockwell Collins, Inc.	4,571	386,158
The Boeing Co.	22,843	2,969,133
United Technologies Corp.	29,210	3,359,150
		16,439,916
Air Freight & Logistics (0.8%)
CH Robinson Worldwide, Inc.	4,976	372,653
Expeditors International of Washington, Inc.	6,631	295,809
FedEx Corp.	9,057	1,572,839
United Parcel Service, Inc. – Class B	24,014	2,669,636
		4,910,937
Airlines (0.4%)
Delta Air Lines, Inc.	28,834	1,418,344
Southwest Airlines Co.	23,384	989,611
		2,407,955

See accompanying notes to financial statements.

SFT Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Building Products (0.1%)
Allegion PLC (b)	3,230	$179,136
Masco Corp.	12,197	307,364
		486,500
Commercial Services & Supplies (0.5%)
Avery Dennison Corp.	3,133	162,540
Cintas Corp.	3,348	262,617
Iron Mountain, Inc.	6,422	248,282
Pitney Bowes, Inc.	6,896	168,055
Republic Services, Inc.	8,612	346,633
Stericycle, Inc. (c)	2,951	386,817
The ADT Corp.	6,003	217,489
Tyco International PLC	14,360	629,830
Waste Management, Inc.	14,671	752,916
		3,175,179
Construction & Engineering (0.1%)
Fluor Corp.	5,334	323,400
Jacobs Engineering Group, Inc. (c)	4,490	200,658
Quanta Services, Inc. (c)	7,479	212,329
		736,387
Electrical Equipment (0.6%)
AMETEK, Inc.	8,379	440,987
Eaton Corp. PLC	16,318	1,108,971
Emerson Electric Co.	23,897	1,475,162
Rockwell Automation, Inc.	4,682	520,638
Roper Industries, Inc.	3,499	547,069
		4,092,827
Industrial Conglomerates (2.3%)
3M Co.	22,078	3,627,857
Danaher Corp.	21,030	1,802,481
General Electric Co.	345,972	8,742,713
Textron, Inc.	9,510	400,466
		14,573,517
Machinery (1.4%)
Caterpillar, Inc.	20,857	1,909,041
Cummins, Inc.	5,900	850,603
Deere & Co.	12,365	1,093,932
Dover Corp.	5,645	404,859
Flowserve Corp.	4,619	276,355
Illinois Tool Works, Inc.	12,391	1,173,428
Ingersoll-Rand PLC	9,128	578,624
Joy Global, Inc.	3,292	153,144
PACCAR, Inc.	12,139	825,573
Pall Corp.	3,691	373,566
Parker Hannifin Corp.	5,133	661,900
Pentair PLC (b)	6,435	427,413
Snap-On, Inc.	2,038	278,676
Xylem, Inc.	6,202	236,110
		9,243,224
Professional Services (0.2%)
Dun & Bradstreet Corp.	1,239	149,870
Equifax, Inc.	4,120	333,184
Nielsen NV	11,061	494,759
Robert Half International, Inc.	4,643	271,058
United Rentals, Inc. (c)	3,439	350,812
		1,599,683
	Shares	Value(a)
Road & Rail (1.0%)
CSX Corp.	34,293	$1,242,435
Kansas City Southern	3,806	464,446
Norfolk Southern Corp.	10,678	1,170,416
Ryder System, Inc.	1,860	172,701
Union Pacific Corp.	30,631	3,649,071
		6,699,069
Trading Companies & Distributors (0.2%)
Fastenal Co.	9,319	443,212
WW Grainger, Inc.	2,155	549,288
		992,500
Information Technology (19.1%)
Communications Equipment (1.6%)
Cisco Systems, Inc.	176,172	4,900,224
F5 Networks, Inc. (c)	2,558	333,730
Harris Corp.	3,614	259,558
Juniper Networks, Inc.	13,263	296,030
Motorola Solutions, Inc.	7,298	489,550
QUALCOMM, Inc.	57,280	4,257,622
		10,536,714
Computers & Peripherals (4.5%)
Apple, Inc. (d)	202,055	22,302,831
EMC Corp.	70,106	2,084,952
Hewlett-Packard Co.	64,284	2,579,717
NetApp, Inc.	10,738	445,090
SanDisk Corp.	7,602	744,844
Western Digital Corp.	7,488	828,922
		28,986,356
Electronic Equipment, Instruments & Components (0.5%)
Amphenol Corp. – Class A	10,661	573,668
Corning, Inc.	44,162	1,012,635
FLIR Systems, Inc.	4,789	154,733
Seagate Technology PLC	11,274	749,721
TE Connectivity, Ltd. (b)	14,010	886,132
		3,376,889
Internet Software & Services (3.1%)
Akamai Technologies, Inc. (c)	6,046	380,656
eBay, Inc. (c)	38,866	2,181,160
Facebook, Inc. – Class A (c)	72,035	5,620,171
Google, Inc. – Class A (c)	9,901	5,254,065
Google, Inc. – Class C (c)	9,721	5,117,134
VeriSign, Inc. (c)	3,683	209,931
Yahoo!, Inc. (c)	30,353	1,533,130
		20,296,247
IT Services (3.1%)
Accenture PLC – Class A (b)	21,619	1,930,793
Alliance Data Systems Corp. (c)	2,203	630,168
Automatic Data Processing, Inc.	16,591	1,383,192
Cognizant Technology Solutions Corp. – Class A (c)	20,972	1,104,385
Computer Sciences Corp.	4,840	305,162
Fidelity National Information Services, Inc.	9,746	606,201

See accompanying notes to financial statements.

SFT Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Fiserv, Inc. (c)	8,405	$596,503
International Business Machines Corp.	31,709	5,087,392
Mastercard, Inc. – Class A	33,760	2,908,762
Paychex, Inc.	11,173	515,857
Teradata Corp. (c)	5,247	229,189
The Western Union Co.	18,005	322,470
Total System Services, Inc.	5,601	190,210
Visa, Inc. – Class A	16,827	4,412,039
		20,222,323
Office Electronics (0.1%)
Xerox Corp.	36,969	512,390
Semiconductors & Semiconductor Equipment (2.4%)
Altera Corp.	10,501	387,907
Analog Devices, Inc.	10,721	595,230
Applied Materials, Inc.	41,933	1,044,970
Avago Technologies, Ltd. (b)	8,684	873,524
Broadcom Corp. – Class A	18,553	803,902
First Solar, Inc. (c)	2,526	112,647
Intel Corp.	166,574	6,044,970
KLA-Tencor Corp.	5,605	394,144
Lam Research Corp.	5,476	434,466
Linear Technology Corp.	8,128	370,637
Microchip Technology, Inc.	6,913	311,845
Micron Technology, Inc. (c)	36,942	1,293,339
NVIDIA Corp.	17,760	356,088
Texas Instruments, Inc.	36,391	1,945,645
Xilinx, Inc.	9,110	394,372
		15,363,686
Software (3.8%)
Adobe Systems, Inc. (c)	16,301	1,185,083
Autodesk, Inc. (c)	7,839	470,810
CA, Inc.	10,955	333,580
Citrix Systems, Inc. (c)	5,545	353,771
Electronic Arts, Inc. (c)	10,684	502,308
Intuit, Inc.	9,793	902,817
Microsoft Corp.	283,982	13,190,964
Oracle Corp.	111,446	5,011,726
Red Hat, Inc. (c)	6,423	444,086
Salesforce.com, Inc. (c)	20,217	1,199,070
Symantec Corp.	23,720	608,537
		24,202,752
Materials (3.1%)
Chemicals (2.3%)
Air Products & Chemicals, Inc.	6,614	953,937
Airgas, Inc.	2,349	270,558
CF Industries Holdings, Inc.	1,764	480,761
Eastman Chemical Co.	5,044	382,638
Ecolab, Inc.	9,303	972,350
EI du Pont de Nemours & Co.	31,211	2,307,741
FMC Corp.	4,594	261,996
International Flavors & Fragrances, Inc.	2,800	283,808
LyondellBasell Industries NV – Class A	14,316	1,136,547
Monsanto Co.	16,718	1,997,299
	Shares	Value(a)
PPG Industries, Inc.	4,792	$1,107,671
Praxair, Inc.	10,075	1,305,317
Sigma-Aldrich Corp.	4,120	565,552
The Dow Chemical Co.	38,167	1,740,797
The Mosaic Co.	10,873	496,352
The Sherwin-Williams Co.	2,795	735,197
		14,998,521
Construction Materials (0.1%)
Martin Marietta Materials, Inc.	2,153	237,519
Vulcan Materials Co.	4,516	296,837
		534,356
Containers & Packaging (0.1%)
Ball Corp.	4,676	318,763
Owens-Illinois, Inc. (c)	5,586	150,766
Sealed Air Corp.	7,214	306,090
		775,619
Metals & Mining (0.4%)
Alcoa, Inc.	40,582	640,790
Allegheny Technologies, Inc.	3,650	126,910
Freeport-McMoRan, Inc.	35,746	835,027
Newmont Mining Corp.	17,106	323,303
Nucor Corp.	10,899	534,596
		2,460,626
Paper & Forest Products (0.2%)
International Paper Co.	14,594	781,946
MeadWestvaco Corp.	5,712	253,556
		1,035,502
Telecommunication Services (2.2%)
Diversified Telecommunication Services (2.2%)
AT&T, Inc.	178,702	6,002,600
CenturyLink, Inc.	19,570	774,581
Frontier Communications Corp.	34,471	229,921
Level 3 Communications, Inc. (c)	9,600	474,048
Verizon Communications, Inc.	142,906	6,685,143
Windstream Holdings, Inc.	20,691	170,494
		14,336,787
Utilities (3.2%)
Electric Utilities (1.7%)
American Electric Power Co., Inc.	16,858	1,023,618
Duke Energy Corp.	24,400	2,038,376
Edison International	11,140	729,447
Entergy Corp.	6,196	542,026
Exelon Corp.	29,541	1,095,380
FirstEnergy Corp.	14,401	561,495
NextEra Energy, Inc.	15,053	1,599,983
Northeast Utilities	10,901	583,421
Pepco Holdings, Inc.	8,660	233,214
Pinnacle West Capital Corp.	3,809	260,193
PPL Corp.	22,820	829,051
Southern Co.	31,000	1,522,410
		11,018,614

See accompanying notes to financial statements.

SFT Advantus Index 500 Fund
Investments in Securities – continued

	Shares	Value(a)
Gas Utilities (0.1%)
AGL Resources, Inc.	4,021	$219,185
ONEOK, Inc.	7,075	352,264
		571,449
Independent Power Producers & Energy Traders (0.1%)
NRG Energy, Inc.	11,550	311,273
The AES Corp.	22,600	311,202
		622,475
Multi-Utilities (1.3%)
Ameren Corp.	8,270	381,495
CenterPoint Energy, Inc.	14,727	345,054
CMS Energy Corp.	9,386	326,163
Consolidated Edison, Inc.	10,104	666,965
Dominion Resources, Inc.	20,101	1,545,767
DTE Energy Co.	6,106	527,375
Integrys Energy Group, Inc.	2,710	210,973
NiSource, Inc.	10,778	457,203
PG&E Corp.	16,367	871,379
Public Service Enterprise Group, Inc.	17,354	718,629
SCANA Corp.	4,900	295,960
Sempra Energy	7,974	887,985
TECO Energy, Inc.	8,048	164,904
Wisconsin Energy Corp.	7,680	405,043
Xcel Energy, Inc.	17,334	622,637
		8,427,532
Total common stocks (cost: $225,363,809)		628,459,378
Short-Term Securities (2.7%)
Investment Companies (2.7%)
Wells Fargo Advantage Treasury Plus Money Market Fund, current rate 0.010%	17,363,344	17,363,344
Total short-term securities (cost: $17,363,344)		17,363,344
Total investments in securities (cost: $242,727,153) (e)		645,822,722
Cash and other assets in excess of liabilities (0.1%)		617,991
Total net assets (100.0%)		$646,440,713

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Foreign security: The Fund held 1.8% of net assets in foreign securities at December 31, 2014.

(c)  Non-income producing security.

(d)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2014, securities with an aggregate market value of $3,863,300 have been pledged to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation/ (Depreciation)
S&P 500® E-Mini Index Future	March 2015	162	Long	$(25,765)
		162		$(25,765)

(e)  At December 31, 2014 the cost of securities for federal income tax purposes was $245,976,053. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$403,682,404
Gross unrealized depreciation	(3,835,735)
Net unrealized appreciation	$399,846,669

See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities

December 31, 2014

(Percentages of each investment category relate to total net assets)

	Principal(b)	Value(a)
Long-Term Debt Securities (67.9%)
Brazil (4.7%)
Government (4.7%)
Brazil Letras do Tesouro Nacional (BRL) 10.293%, 01/01/15 (c)	229,000	$86,111
Brazil Notas do Tesouro Nacional Serie B (BRL)
6.000%, 05/15/15	1,945,000	1,857,027
6.000%, 08/15/16	189,000	178,891
6.000%, 08/15/18	140,000	131,378
6.000%, 05/15/19	240,000	225,415
6.000%, 08/15/20	40,000	37,519
6.000%, 08/15/22	140,000	131,428
6.000%, 05/15/23	120,000	112,799
6.000%, 08/15/24	110,000	103,179
6.000%, 05/15/45	2,000,000	1,846,449
Brazil Notas do Tesouro Nacional Serie F (BRL) 10.000%, 01/01/17	3,300,000	1,182,497
		5,892,693
Canada (1.6%)
Government (1.6%)
Canadian Government Bond (CAD)
1.000%, 02/01/15	2,010,000	1,735,290
1.500%, 08/01/15	320,000	277,074
		2,012,364
Hungary (8.5%)
Government (8.5%)
Hungary Government Bond (HUF)
4.000%, 04/25/18	77,420,000	306,800
5.500%, 02/12/16	155,800,000	622,950
5.500%, 12/22/16	628,270,000	2,570,989
5.500%, 12/20/18	133,770,000	561,118
5.500%, 06/24/25	21,610,000	95,454
6.000%, 11/24/23	31,420,000	142,687
6.500%, 06/24/19	205,110,000	898,055
6.750%, 02/24/17	28,450,000	119,289
6.750%, 11/24/17	197,620,000	845,987
7.000%, 06/24/22	32,660,000	153,675
7.500%, 11/12/20	15,140,000	70,861
7.750%, 08/24/15	23,440,000	93,431
8.000%, 02/12/15	13,800,000	53,197
Hungary Government International Bond (EUR)
3.500%, 07/18/16	30,000	37,708
3.875%, 02/24/20	150,000	196,919
4.375%, 07/04/17	175,000	226,942
5.750%, 06/11/18	530,000	731,112
Hungary Government International Bond (USD)
4.125%, 02/19/18	400,000	414,832
5.375%, 02/21/23	740,000	797,350
6.250%, 01/29/20	735,000	825,956
6.375%, 03/29/21	810,000	925,932
		10,691,244
	Principal(b)	Value(a)
Iceland (0.3%)
Government (0.3%)
Iceland Government International Bond (USD) 5.875%, 05/11/22 (d)	340,000	$381,043
Indonesia (3.2%)
Government (3.2%)
Indonesia Treasury Bond (IDR)
7.875%, 04/15/19	2,221,000,000	180,451
8.250%, 07/15/21	225,000,000	18,621
9.500%, 07/15/23	18,680,000,000	1,641,759
10.000%, 09/15/24	1,959,000,000	178,184
10.250%, 07/15/22	2,155,000,000	195,751
11.000%, 11/15/20	6,217,000,000	572,632
12.800%, 06/15/21	8,576,000,000	858,223
12.900%, 06/15/22	3,361,000,000	344,146
		3,989,767
Ireland (4.8%)
Government (4.8%)
Ireland Government Bond (EUR)
4.500%, 04/18/20	256,000	373,212
5.000%, 10/18/20	613,300	928,545
5.400%, 03/13/25	2,689,100	4,483,502
5.900%, 10/18/19	149,000	226,654
		6,011,913
Lithuania (1.9%)
Government (1.9%)
Lithuania Government International Bond (USD)
6.125%, 03/09/21 (d)	100,000	116,313
6.750%, 01/15/15 (d)	1,130,000	1,131,469
7.375%, 02/11/20 (d)	900,000	1,085,517
		2,333,299
Malaysia (1.4%)
Government (1.4%)
Malaysia Government Bond (MYR)
3.197%, 10/15/15	690,000	196,746
3.741%, 02/27/15	1,355,000	387,723
3.835%, 08/12/15	1,525,000	437,158
4.720%, 09/30/15	2,485,000	716,510
		1,738,137
Mexico (7.2%)
Government (7.2%)
Mexican Bonos (MXN)
6.000%, 06/18/15	45,346,000	3,117,249
6.250%, 06/16/16	17,329,000	1,219,607
7.250%, 12/15/16	7,847,000	567,857
7.750%, 12/14/17	5,000,000	370,465
8.000%, 12/17/15	43,893,000	3,109,437

See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities – continued

	Principal(b)	Value(a)
Mexican Udibonos (MXN)
2.500%, 12/10/20	1,454,622	$101,044
3.500%, 12/14/17	2,635,184	190,802
4.000%, 06/13/19	1,818,277	134,617
5.000%, 06/16/16	2,661,536	191,804
Mexico Cetes (MXN) 3.086%, 05/28/15 (c)	618,800	41,468
		9,044,350
Philippines (0.8%)
Government (0.8%)
Philippine Government Bond (PHP)
1.625%, 04/25/16	40,800,000	902,450
7.000%, 01/27/16	1,240,000	29,005
9.125%, 09/04/16	730,000	18,113
		949,568
Poland (7.1%)
Government (7.1%)
Poland Government Bond (PLN)
2.690%, 01/25/17 (e)	2,011,000	566,022
2.690%, 01/25/21 (e)	2,040,000	565,405
2.964%, 01/25/16 (c)	4,340,000	1,199,211
2.986%, 07/25/15 (c)	911,000	254,102
4.750%, 10/25/16	1,680,000	497,505
5.000%, 04/25/16	1,650,000	483,480
5.500%, 04/25/15	1,336,000	380,591
5.750%, 09/23/22	5,900,000	2,057,193
6.250%, 10/24/15	2,925,000	852,384
Poland Government International Bond (USD) 6.375%, 07/15/19	1,700,000	1,989,000
		8,844,893
Portugal (2.6%)
Government (2.6%)
Portugal Government International Bond (USD) 5.125%, 10/15/24 (d)	1,250,000	1,313,148
Portugal Obrigacoes do Tesouro OT (EUR)
3.875%, 02/15/30 (d)	1,490,000	1,885,951
4.950%, 10/25/23	10,600	15,173
5.650%, 02/15/24	26,200	39,218
		3,253,490
Russia (1.9%)
Government (1.9%)
Russian Foreign Bond (USD) 7.500%, 03/31/30 (d) (f)	2,331,800	2,418,077
Serbia (0.8%)
Government (0.8%)
Republic of Serbia (USD)
4.875%, 02/25/20 (d)	360,000	359,460
5.250%, 11/21/17 (d)	200,000	205,400
7.250%, 09/28/21 (d)	410,000	459,233
		1,024,093
	Principal(b)	Value(a)
Slovenia (0.7%)
Government (0.7%)
Slovenia Government International Bond (USD)
5.500%, 10/26/22 (d)	530,000	$587,638
5.850%, 05/10/23 (d)	200,000	226,130
		813,768
South Korea (14.5%)
Financial (10.5%)
Korea Monetary Stabilization Bond (KRW)
2.470%, 04/02/15	1,059,770,000	965,108
2.740%, 02/02/15	376,480,000	342,689
2.760%, 06/02/15	346,400,000	316,020
2.780%, 02/02/16	273,450,000	250,576
2.790%, 06/02/16	4,470,700,000	4,106,361
2.800%, 08/02/15	400,160,000	365,545
2.800%, 04/02/16	745,850,000	684,430
2.810%, 10/02/15	55,000,000	50,308
2.900%, 12/02/15	6,685,600,000	6,126,653
		13,207,690
Government (4.0%)
Korea Treasury Bond (KRW)
2.750%, 12/10/15	754,400,000	690,559
2.750%, 06/10/16	2,257,800,000	2,072,608
3.000%, 12/10/16	2,223,800,000	2,057,189
3.250%, 06/10/15	175,600,000	160,553
		4,980,909
		18,188,599
Sri Lanka (1.4%)
Government (1.4%)
Sri Lanka Government Bond (LKR)
6.500%, 07/15/15	4,310,000	32,883
7.500%, 08/15/18	2,880,000	22,133
8.000%, 11/15/18	100,000	782
8.250%, 03/01/17	80,000	623
8.500%, 11/01/15	40,000	310
8.500%, 06/01/18	10,000	79
9.000%, 05/01/21	20,000	165
11.000%, 08/01/15	82,800,000	649,608
11.000%, 09/01/15	120,750,000	956,673
10.600%, 09/15/19 (g)	2,880,000	24,412
		1,687,668
Sweden (1.4%)
Government (1.4%)
Sweden Government Bond (SEK) 4.500%, 08/12/15	13,580,000	1,780,592
Ukraine (3.1%)
Government (3.1%)
Financing of Infrastructural Projects State Enterprise (USD) 7.400%, 04/20/18 (d)	200,000	120,000
Ukraine Government International Bond (EUR) 4.950%, 10/13/15 (d)	100,000	81,678

See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities – continued

	Principal(b)	Value(a)
Ukraine Government International Bond (USD)
7.500%, 04/17/23 (d)	2,600,000	$1,534,000
7.750%, 09/23/20 (d)	100,000	60,000
7.800%, 11/28/22 (d)	1,600,000	976,000
9.250%, 07/24/17 (d)	1,840,000	1,122,400
		3,894,078
Total long-term debt securities (cost: $88,351,763)		84,949,636
Short-Term Securities (24.6%)
Canada (2.5%)
Canadian Treasury Bill (CAD)
0.863%, 03/12/15 (c)	1,010,000	870,497
0.868%, 02/12/15 (c)	2,325,000	2,005,291
0.901%, 04/23/15 (c)	270,000	232,448
		3,108,236
Malaysia (3.4%)
Bank Negara Malaysia Monetary Note (MYR)
2.870%, 02/17/15 (c)	240,000	68,351
2.876%, 04/16/15 (c)	280,000	79,314
2.886%, 03/05/15 (c)	80,000	22,750
2.909%, 03/24/15 (c)	10,000	2,839
2.910%, 04/16/15 (c)	10,000	2,833
2.910%, 03/12/15 (c)	10,000	2,842
2.924%, 03/05/15 (c)	140,000	39,812
2.930%, 03/12/15 (c)	300,000	85,257
2.940%, 01/08/15 (c)	275,000	78,607
3.000%, 05/05/15 (c)	520,000	147,004
3.015%, 03/05/15 (c)	190,000	54,031
3.040%, 01/22/15 (c)	760,000	216,962
3.040%, 03/03/15 (c)	1,460,000	415,262
3.050%, 08/04/15 (c)	500,000	140,098
3.070%, 05/19/15 (c)	1,010,000	285,206
3.073%, 04/16/15 (c)	70,000	19,828
3.076%, 04/28/15 (c)	150,000	42,442
3.083%, 07/16/15 (c)	750,000	210,610
3.117%, 06/03/15 (c)	120,000	33,838
3.120%, 05/19/15 (c)	310,000	87,539
3.120%, 06/16/15 (c)	260,000	73,223
3.122%, 06/30/15 (c)	140,000	39,375
3.191%, 04/23/15 (c)	110,000	31,138
3.197%, 09/22/15 (c)	40,000	11,158
3.200%, 08/18/15 (c)	420,000	117,562
3.200%, 10/01/15 (c)	1,270,000	353,944
3.202%, 04/07/15 (c)	30,000	8,505
3.228%, 08/11/15 (c)	1,135,000	317,915
3.230%, 05/19/15 (c)	110,000	31,062
3.270%, 03/24/15 (c)	150,000	42,581
3.280%, 10/27/15 (c)	50,000	13,899
3.280%, 11/03/15 (c)	110,000	30,556
3.292%, 01/20/15 (c)	1,030,000	294,095
3.340%, 06/30/15 (c)	90,000	25,312
3.341%, 06/30/15 (c)	50,000	14,062
3.343%, 03/05/15 (c)	200,000	56,875
3.350%, 01/08/15 (c)	360,000	102,903
3.350%, 01/22/15 (c)	260,000	74,224
3.351%, 05/28/15 (c)	720,000	203,141
3.351%, 06/04/15 (c)	210,000	59,210
3.366%, 02/10/15 (c)	180,000	51,296
3.370%, 09/08/15 (c)	230,000	64,246
	Principal(b)	Value(a)
3.380%, 04/23/15 (c)	360,000	$101,908
3.400%, 02/17/15 (c)	370,000	105,374
3.400%, 08/11/15 (c)	170,000	47,617
		4,306,606
Mexico (3.2%)
Mexican Cetes (MXN)
2.976%, 03/19/15 (c)	6,563,800	442,476
3.019%, 06/25/15 (c) (g)	4,269,300	285,272
3.059%, 04/16/15 (c)	10,606,000	713,305
3.067%, 06/11/15 (c)	13,222,700	885,048
3.173%, 09/17/15 (c)	5,680,400	376,905
3.215%, 10/01/15 (c)	6,230,100	412,834
3.285%, 11/12/15 (c)	1,628,800	107,498
3.305%, 12/10/15 (c)	3,362,700	221,020
3.597%, 04/01/15 (c)	2,401,500	161,716
3.711%, 04/01/15 (c)	5,611,000	377,843
		3,983,917
Philippines (0.3%)
Philippine Treasury Bill (PHP)
1.213%, 04/08/15 (c)	530,000	11,763
1.294%, 08/05/15 (c)	30,000	660
1.374%, 11/04/15 (c)	1,790,000	39,164
1.377%, 05/06/15 (c)	1,550,000	34,373
1.421%, 06/03/15 (c)	2,350,000	51,981
1.447%, 07/08/15 (c)	50,000	1,104
1.455%, 12/02/15 (c)	4,450,000	97,301
1.513%, 09/02/15 (c)	640,000	14,058
1.514%, 10/07/15 (c)	5,750,000	126,208
		376,612
Singapore (1.7%)
Monetary Authority of Singapore (SGD)
0.339%, 01/30/15 (c)	2,100,000	1,583,972
0.431%, 02/13/15 (c)	650,000	490,151
0.449%, 02/23/15 (c)	120,000	90,473
		2,164,596
South Korea (0.4%)
Korea Monetary Stabilization Bond (KRW) 2.660%, 06/09/15	476,250,000	434,321
United States (4.0%)
Federal Home Loan Bank (USD) 0.000%, 01/02/15	5,000,000	5,000,000
Investment Companies (9.1%)
United States (9.1%)
Dreyfus Treasury Cash Management Fund (USD), current rate 0.010%	11,402,425	11,402,425
Total short-term securities (cost: $31,383,727)		30,776,713
Total investments in securities (cost: $119,735,490) (h)		115,726,349
Cash and other assets in excess of liabilities (7.5%)		9,385,624
Total net assets (100.0%)		$125,111,973

See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities – continued

Foreign Forward Currency Contracts

On December 31, 2014, the Fund had entered into forward foreign currency contracts that obligate the Fund to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
01/08/15	153,727	USD	515,800	MYR	$(6,242)	DBK
01/08/15	10,873,000	JPY	104,839	USD	14,150	GSC
01/08/15	99,260	USD	332,600	MYR	(4,158)	JPM
01/09/15	53,458	USD	179,000	MYR	(2,280)	JPM
01/09/15	135,373	USD	83,180,000	CLP	1,643	MSC
01/12/15	305,978	USD	1,023,987	MYR	(13,277)	HSB
01/12/15	16,144	USD	54,000	MYR	(708)	JPM
01/12/15	184,933	USD	102,000,000	CLP	(16,965)	MSC
01/13/15	9,980,000	JPY	95,420	USD	12,176	CIT
01/13/15	3,206,080	EUR	4,357,095	USD	477,254	SCB
01/14/15	204,914	EUR	279,790	USD	31,810	CIT
01/14/15	94,945	USD	76,000	EUR	(2,973)	CIT
01/14/15	482,000	EUR	658,051	USD	74,752	DBK
01/14/15	364,573	USD	298,000	EUR	(3,945)	DBK
01/14/15	166,066	USD	102,330,000	CLP	2,414	DBK
01/14/15	62,389	USD	3,868,000	INR	(1,226)	JPM
01/14/15	141,863	EUR	193,927	USD	22,249	JPM
01/14/15	29,920,000	JPY	286,371	USD	36,802	SCB
01/15/15	33,230,000	JPY	320,432	USD	43,251	BCB
01/15/15	155,299	USD	96,006,000	CLP	2,753	DBK
01/15/15	256,436	USD	15,917,000	INR	(4,803)	DBK
01/15/15	35,690,000	JPY	343,173	USD	45,473	HSB
01/15/15	21,600,000	JPY	208,264	USD	28,092	JPM
01/16/15	459,600	EUR	628,825	USD	72,622	DBK
01/16/15	10,020,000	JPY	96,936	USD	13,356	DBK
01/16/15	168,664	USD	103,914,000	CLP	2,391	DBK
01/16/15	32,240	USD	107,000	MYR	(1,664)	JPM
01/16/15	45,710,000	JPY	442,401	USD	61,118	SCB
01/20/15	122,191	USD	76,119,000	CLP	3,062	CIT
01/20/15	399,450	USD	24,767,000	INR	(8,315)	DBK
01/20/15	111,014	USD	6,930,000	INR	(1,572)	DBK
01/20/15	62,214	USD	3,868,000	INR	(1,128)	JPM
01/21/15	190,000	EUR	258,970	USD	29,022	BCB
01/21/15	230,589	USD	14,426,000	INR	(2,813)	JPM
01/22/15	81,348	USD	5,058,000	INR	(1,503)	DBK
01/22/15	154,311	USD	9,656,000	INR	(1,881)	JPM
01/22/15	204,914	EUR	278,453	USD	30,452	JPM
01/23/15	309,467	USD	171,290,000	CLP	(27,691)	DBK
01/26/15	430,378	USD	242,970,000	CLP	(30,802)	DBK
01/26/15	233,777	USD	290,000	SGD	(15,026)	JPM
01/27/15	362,540	EUR	496,094	USD	57,302	BCB
01/27/15	122,171	USD	7,654,000	INR	(1,471)	DBK
01/27/15	52,800,000	JPY	510,762	USD	70,296	GSC
01/28/15	50,203,538	JPY	491,709	USD	72,900	DBK
01/28/15	64,982,551	JPY	634,992	USD	92,893	HSB
01/29/15	310,400	EUR	424,371	USD	48,678	CIT
01/30/15	300,000	EUR	410,232	USD	47,123	DBK
01/30/15	302,000	EUR	412,155	USD	46,624	DBK
01/30/15	950,000	EUR	1,298,460	USD	148,614	DBK
01/30/15	2,140,674	USD	1,552,000	EUR	(262,188)	DBK
01/30/15	85,726	USD	5,332,333	INR	(1,690)	DBK
01/30/15	95,983	USD	5,964,833	INR	(1,979)	DBK
01/30/15	122,837	USD	7,654,000	INR	(2,213)	DBK
01/30/15	138,890	USD	83,673,000	CLP	(1,338)	DBK
01/30/15	163,563	USD	10,174,000	INR	(3,224)	HSB
01/30/15	159,620	USD	9,920,000	INR	(3,284)	HSB
01/30/15	1,172,521	USD	1,454,500	SGD	(75,468)	JPM
01/30/15	938,515	USD	1,165,870	SGD	(59,161)	MSC
02/02/15	95,848	USD	5,964,833	INR	(1,903)	DBK

See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
02/02/15	134,293	USD	80,455,000	CLP	$(2,069)	DBK
02/02/15	60,070	USD	36,150,000	CLP	(659)	DBK
02/03/15	820,000	EUR	1,111,469	USD	118,929	DBK
02/03/15	212,610	USD	13,249,000	INR	(3,984)	DBK
02/03/15	114,589	USD	68,662,000	CLP	(1,758)	DBK
02/03/15	87,607	USD	5,460,000	INR	(1,631)	HSB
02/04/15	160,939	USD	91,220,000	CLP	(11,052)	DBK
02/04/15	383,407	USD	23,887,000	INR	(7,348)	JPM
02/04/15	143,030	USD	484,000	MYR	(4,927)	JPM
02/09/15	35,320	USD	2,220,000	INR	(406)	CIT
02/09/15	35,336	USD	2,199,000	INR	(752)	CIT
02/09/15	210,000	EUR	284,067	USD	29,867	DBK
02/09/15	223,101	USD	13,884,000	INR	(4,746)	DBK
02/09/15	51,000	EUR	71,081	USD	9,347	GSC
02/09/15	257,748	USD	16,044,000	INR	(5,422)	HSB
02/09/15	9,297	USD	30,000	MYR	(740)	HSB
02/09/15	262,440	USD	327,000	SGD	(15,841)	HSB
02/10/15	341,000	EUR	463,913	USD	51,139	BCB
02/10/15	88,939	USD	51,700,000	CLP	(4,037)	BCB
02/10/15	454,000	EUR	617,381	USD	67,822	CIT
02/10/15	14,673,000	JPY	144,522	USD	22,102	CIT
02/10/15	76,734	EUR	328,000	PLN	(694)	DBK
02/10/15	158,000	EUR	214,897	USD	23,641	HSB
02/11/15	389,000	EUR	528,923	USD	58,042	BCB
02/11/15	76,689	EUR	328,000	PLN	(644)	BCB
02/12/15	796,016	USD	996,930	SGD	(44,226)	BCB
02/12/15	519,139	USD	651,000	SGD	(28,216)	DBK
02/12/15	84,605	USD	92,000,000	KRW	(975)	DBK
02/12/15	40,610	USD	2,528,000	INR	(876)	DBK
02/12/15	14,652,000	JPY	143,504	USD	21,257	GSC
02/12/15	43,849	USD	2,730,000	INR	(940)	HSB
02/12/15	205,837	USD	118,480,000	CLP	(11,307)	MSC
02/13/15	566,043	USD	1,927,206	MYR	(16,563)	DBK
02/13/15	110,470	USD	6,890,000	INR	(2,198)	HSB
02/13/15	160,000	EUR	218,915	USD	25,234	SCB
02/17/15	205,136	USD	256,000	SGD	(12,093)	BCB
02/17/15	1,398,497	USD	19,151,013	MXN	(102,626)	CIT
02/17/15	307,312	USD	175,690,000	CLP	(18,985)	CIT
02/17/15	76,766	USD	44,110,000	CLP	(4,377)	DBK
02/17/15	77,031	EUR	328,000	PLN	(1,086)	DBK
02/17/15	153,689	USD	192,000	SGD	(8,906)	HSB
02/18/15	226,679	USD	132,460,000	CLP	(9,319)	DBK
02/18/15	6,828,270	JPY	67,231	USD	10,257	GSC
02/18/15	151,899	USD	192,000	SGD	(7,118)	HSB
02/18/15	8,030,000	JPY	79,080	USD	12,079	JPM
02/19/15	144,431	USD	485,000	MYR	(6,221)	HSB
02/19/15	412,000	EUR	565,023	USD	66,272	JPM
02/20/15	41,371	USD	24,140,000	CLP	(1,766)	JPM
02/23/15	154,145	USD	192,500	SGD	(8,993)	DBK
02/23/15	100,753	USD	6,313,000	INR	(1,750)	DBK
02/23/15	210,000	EUR	288,992	USD	34,767	GSC
02/23/15	1,139,887	USD	1,228,000,000	KRW	(23,799)	HSB
02/23/15	101,978	USD	58,250,000	CLP	(6,438)	MSC
02/24/15	19,720,000	JPY	193,292	USD	28,744	HSB
02/24/15	143,658	USD	82,000,000	CLP	(9,177)	JPM
02/25/15	54,300	EUR	74,635	USD	8,899	DBK
02/25/15	19,700,000	JPY	192,268	USD	27,886	JPM
02/25/15	173,541	USD	99,500,000	CLP	(10,375)	MSC
02/26/15	54,600,000	JPY	533,897	USD	78,295	BCB
02/26/15	192,495	EUR	264,228	USD	31,190	BCB
02/26/15	596,604	EUR	819,776	USD	97,515	BCB
02/26/15	143,680	USD	82,530,000	CLP	(8,355)	DBK
02/26/15	52,556,000	JPY	514,357	USD	75,812	SCB
02/26/15	743,770	EUR	1,021,419	USD	120,996	SCB
02/27/15	132,617	EUR	181,327	USD	20,777	BOA

See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
02/27/15	1,865,214	EUR	2,556,649	USD	$298,567	DBK
02/27/15	1,903,503	USD	1,380,000	EUR	(232,835)	DBK
02/27/15	651,167	USD	815,000	SGD	(36,645)	DBK
03/03/15	162,038	USD	93,885,000	CLP	(8,167)	DBK
03/03/15	86,746	USD	5,460,000	INR	(1,258)	HSB
03/03/15	20,800,000	JPY	204,242	USD	30,672	JPM
03/03/15	23,200,000	JPY	227,862	USD	34,265	JPM
03/04/15	20,800,000	JPY	203,822	USD	30,250	HSB
03/05/15	13,000	EUR	17,922	USD	2,184	DBK
03/09/15	157,427	EUR	216,187	USD	25,587	BCB
03/09/15	57,903,900	JPY	566,250	USD	83,029	BCB
03/09/15	259,873	EUR	357,130	USD	42,496	BCB
03/09/15	2,234,628	USD	1,620,000	EUR	(273,255)	DBK
03/09/15	1,620,000	EUR	2,224,179	USD	262,806	DBK
03/09/15	41,294	USD	2,586,000	INR	(857)	DBK
03/09/15	104,000	EUR	142,975	USD	17,060	HSB
03/10/15	730,071	EUR	1,010,437	USD	126,514	CIT
03/10/15	555,385	USD	7,354,410	MXN	(58,416)	HSB
03/10/15	294,000	EUR	407,183	USD	51,227	MSC
03/13/15	167,848	USD	98,760,000	CLP	(6,123)	DBK
03/13/15	152,141	USD	9,556,000	INR	(2,846)	JPM
03/16/15	437,735	USD	553,000	SGD	(20,835)	HSB
03/16/15	27,000	EUR	37,417	USD	4,726	JPM
03/17/15	80,099	EUR	111,698	USD	14,713	BCB
03/17/15	55,874	EUR	77,961	USD	10,308	CIT
03/19/15	77,666,000	JPY	765,077	USD	116,863	CIT
03/19/15	29,650,000	JPY	293,652	USD	46,188	MSC
03/20/15	82,612	USD	48,700,000	CLP	(2,908)	JPM
03/23/15	45,378	EUR	63,189	USD	8,242	BCB
03/24/15	28,159,000	JPY	275,755	USD	40,722	DBK
03/25/15	28,760,000	JPY	281,547	USD	41,494	BCB
03/25/15	13,332,130	JPY	130,656	USD	19,376	BCB
03/26/15	142,000	EUR	195,555	USD	23,606	DBK
03/31/15	22,832	EUR	31,428	USD	3,780	DBK
03/31/15	47,650	USD	160,000	MYR	(2,204)	HSB
04/02/15	122,716	EUR	169,158	USD	20,551	BCB
04/07/15	78,175	EUR	107,925	USD	13,251	DBK
04/07/15	326,000	EUR	449,694	USD	54,895	DBK
04/10/15	602,000	EUR	829,962	USD	100,894	HSB
04/10/15	30,026	USD	100,000	MYR	(1,642)	HSB
04/13/15	121,475	EUR	167,668	USD	20,548	DBK
04/13/15	301,000	EUR	416,051	USD	51,506	SCB
04/14/15	244,000	EUR	338,196	USD	42,682	JPM
04/15/15	12,300,000	JPY	121,510	USD	18,819	CIT
04/16/15	442,601	USD	1,465,895	MYR	(26,701)	DBK
04/16/15	510,253	EUR	708,542	USD	90,550	HSB
04/16/15	131,446	USD	74,530,000	CLP	(9,735)	MSC
04/17/15	22,030,000	JPY	216,814	USD	32,885	BCB
04/21/15	13,240,000	JPY	129,851	USD	19,305	JPM
04/21/15	471,188	USD	1,557,984	MYR	(29,307)	JPM
04/22/15	119,438	EUR	164,834	USD	20,168	BCB
04/22/15	32,855	EUR	45,453	USD	5,658	JPM
04/22/15	15,980,000	JPY	156,755	USD	23,330	JPM
04/28/15	81,665	USD	47,223,000	CLP	(4,623)	JPM
04/30/15	84,263	EUR	116,827	USD	14,758	BCB
04/30/15	535,000	EUR	740,365	USD	92,310	SCB
05/05/15	336,531	EUR	466,385	USD	58,718	BCB
05/07/15	32,000	EUR	44,409	USD	5,644	BCB
05/07/15	75,000	EUR	104,111	USD	13,255	GSC
05/11/15	88,752	USD	52,000,000	CLP	(4,007)	MSC
05/12/15	14,673,000	JPY	144,887	USD	22,345	CIT
05/13/15	32,000	EUR	44,090	USD	5,322	GSC
05/13/15	19,620,000	JPY	193,281	USD	29,422	GSC
05/13/15	50,000	EUR	68,900	USD	8,326	GSC
05/13/15	16,000	EUR	22,009	USD	2,626	SCB

See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
05/13/15	14,666,000	JPY	144,607	USD	$22,121	SCB
05/14/15	14,665,000	JPY	144,271	USD	21,793	CIT
05/14/15	153,000	EUR	210,748	USD	25,391	GSC
05/18/15	74,624,550	JPY	735,000	USD	111,724	BOA
05/19/15	74,602,500	JPY	735,000	USD	111,901	BCB
05/19/15	74,400,375	JPY	735,000	USD	113,589	BOA
05/19/15	74,514,200	JPY	735,000	USD	112,638	CIT
05/19/15	482,011	USD	602,200	SGD	(28,286)	DBK
05/19/15	74,662,400	JPY	735,000	USD	111,400	HSB
05/20/15	41,201,000	JPY	351,140	USD	7,014	JPM
05/21/15	154,000	EUR	211,413	USD	24,831	GSC
05/22/15	62,000	EUR	85,010	USD	9,891	BCB
05/27/15	290,066	EUR	1,238,000	PLN	(4,787)	MSC
05/28/15	120,603	USD	156,500	SGD	(2,698)	DBK
05/29/15	124,676	USD	156,500	SGD	(6,772)	DBK
06/04/15	241,950	USD	137,500,000	CLP	(18,300)	BCB
06/05/15	22,710	EUR	30,930	USD	3,411	BCB
06/05/15	77,267	USD	44,100,000	CLP	(5,542)	MSC
06/08/15	737,103	EUR	959,959	USD	66,744	HSB
06/09/15	46,300,000	JPY	453,335	USD	66,526	CIT
06/09/15	69,400,000	JPY	679,440	USD	99,644	HSB
06/10/15	62,600,000	JPY	613,079	USD	90,088	BCB
06/10/15	45,210,000	JPY	442,100	USD	64,393	CIT
06/10/15	46,500,000	JPY	454,714	USD	66,230	CIT
06/10/15	133,550	EUR	182,469	USD	20,631	DBK
06/10/15	66,670,000	JPY	653,182	USD	96,188	HSB
06/11/15	91,787	EUR	384,000	PLN	(3,745)	CIT
06/11/15	22,100,000	JPY	216,370	USD	31,733	DBK
06/11/15	61,770,000	JPY	604,628	USD	88,564	JPM
06/12/15	469,608	EUR	1,967,000	PLN	(18,525)	DBK
06/15/15	69,000	EUR	93,521	USD	9,901	DBK
06/15/15	226,372	USD	297,000	SGD	(2,650)	JPM
06/16/15	372,935	USD	1,323,172	MYR	965	JPM
06/17/15	17,886,000	JPY	175,815	USD	26,374	CIT
06/17/15	26,000,000	JPY	255,602	USD	38,367	JPM
06/22/15	46,960,000	JPY	461,161	USD	68,776	DBK
06/22/15	267,905	USD	352,000	SGD	(2,769)	HSB
06/23/15	336,512	USD	441,100	SGD	(4,267)	DBK
07/14/15	315,915	USD	1,023,565	MYR	(27,201)	DBK
07/15/15	358,025	USD	1,160,000	MYR	(30,847)	DBK
07/16/15	161,000	EUR	219,903	USD	24,720	BCB
07/17/15	42,190	EUR	57,513	USD	6,365	DBK
07/20/15	253,000	EUR	343,000	USD	36,264	BCB
07/20/15	71,068	USD	232,000	MYR	(5,652)	DBK
07/20/15	183,228	EUR	813,000	MYR	7,091	DBK
07/22/15	139,000	EUR	188,470	USD	19,942	DBK
07/22/15	112,529	USD	366,000	MYR	(9,344)	DBK
07/22/15	208,159	EUR	918,000	MYR	6,431	DBK
07/23/15	126,000	EUR	170,690	USD	17,921	DBK
07/24/15	32,786,000	JPY	324,415	USD	50,329	CIT
07/24/15	51,000,000	JPY	504,376	USD	78,024	JPM
07/27/15	270,506	EUR	1,180,000	MYR	4,576	DBK
07/27/15	137,596	USD	445,000	MYR	(12,178)	DBK
07/27/15	184,000	EUR	248,135	USD	25,030	DBK
07/27/15	184,000	EUR	248,244	USD	25,139	GSC
07/27/15	17,600,000	JPY	174,154	USD	27,013	JPM
07/28/15	30,914	EUR	41,701	USD	4,216	CIT
07/28/15	260,373	USD	151,290,000	CLP	(15,379)	DBK
07/28/15	154,528	USD	89,810,000	CLP	(9,092)	MSC
07/29/15	60,350,000	JPY	594,860	USD	90,297	BCB
07/30/15	4,300,000	MYR	1,299,809	USD	88,123	JPM
07/30/15	4,400,000	MYR	1,321,679	USD	81,814	JPM
07/30/15	4,029,385	USD	13,031,032	MYR	(357,405)	JPM
07/30/15	270,568	EUR	1,180,000	MYR	4,423	JPM
07/30/15	89,242	USD	51,930,000	CLP	(5,162)	JPM
See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
07/31/15	84,034	USD	48,870,000	CLP	$(4,915)	DBK
07/31/15	535,000	EUR	719,286	USD	70,544	JPM
07/31/15	207,563	USD	674,000	MYR	(17,650)	JPM
08/04/15	97,592	EUR	130,904	USD	12,556	BCB
08/04/15	165,790	USD	97,750,000	CLP	(7,589)	DBK
08/04/15	535,000	EUR	717,983	USD	69,201	HSB
08/04/15	536,000	EUR	719,312	USD	69,317	UBS
08/05/15	335,000	EUR	450,332	USD	44,079	BCB
08/05/15	366,500	EUR	492,708	USD	48,255	JPM
08/06/15	728,523	USD	907,084	SGD	(45,447)	DBK
08/06/15	349,977	USD	1,143,865	MYR	(27,790)	HSB
08/07/15	262,693	USD	327,000	SGD	(16,448)	DBK
08/10/15	17,124	EUR	22,912	USD	2,144	CIT
08/10/15	59,760	EUR	79,908	USD	7,432	CIT
08/11/15	15,430,000	JPY	151,404	USD	22,369	BCB
08/11/15	15,440,000	JPY	151,558	USD	22,441	CIT
08/11/15	46,090,000	JPY	452,417	USD	66,987	CIT
08/11/15	273,000	EUR	365,808	USD	34,711	DBK
08/11/15	6,107	USD	20,000	MYR	(475)	HSB
08/11/15	360,500	EUR	482,845	USD	45,627	JPM
08/12/15	87,530	USD	51,800,000	CLP	(3,750)	DBK
08/12/15	15,430,000	JPY	152,041	USD	23,004	DBK
08/12/15	107,000	EUR	143,673	USD	13,900	GSC
08/18/15	51,438,000	JPY	504,351	USD	74,144	DBK
08/18/15	101,962	USD	106,000,000	KRW	(5,834)	JPM
08/18/15	75,659	USD	44,900,000	CLP	(3,076)	MSC
08/19/15	842,328	EUR	3,590,000	PLN	(18,446)	DBK
08/20/15	96,755,000	JPY	946,722	USD	137,473	HSB
08/20/15	40,725	USD	24,160,000	CLP	(1,675)	JPM
08/20/15	69,639,000	JPY	681,726	USD	99,272	JPM
08/21/15	761,000	EUR	1,016,049	USD	92,957	JPM
08/24/15	23,068,000	JPY	224,203	USD	31,250	BCB
08/25/15	22,797,000	JPY	220,457	USD	29,768	DBK
08/25/15	45,752,000	JPY	442,690	USD	59,990	HSB
08/26/15	64,764,000	JPY	627,157	USD	85,419	BCB
08/26/15	131,855	EUR	175,450	USD	15,497	BCB
08/26/15	45,992,000	JPY	445,059	USD	60,346	JPM
08/27/15	150,993	USD	90,490,000	CLP	(4,819)	DBK
08/27/15	38,472,000	JPY	371,385	USD	49,569	DBK
08/27/15	73,808,000	JPY	712,556	USD	95,156	HSB
08/27/15	327,271	EUR	433,462	USD	36,446	JPM
08/27/15	33,447,000	JPY	323,305	USD	43,522	JPM
08/28/15	49,232	USD	29,500,000	CLP	(1,583)	JPM
08/31/15	51,798	EUR	68,509	USD	5,668	DBK
08/31/15	22,848,000	JPY	220,887	USD	29,751	JPM
09/02/15	86,000	EUR	113,647	USD	9,310	DBK
09/08/15	323,654	USD	196,005,000	CLP	(7,349)	DBK
09/08/15	74,750	EUR	98,612	USD	7,915	DBK
09/08/15	745,000	EUR	969,320	USD	65,382	JPM
09/09/15	166,475	USD	101,500,000	CLP	(2,692)	DBK
09/21/15	33,313	EUR	43,353	USD	2,925	BCB
09/21/15	370,840	USD	468,000	SGD	(18,477)	HSB
09/23/15	384,000	EUR	495,917	USD	29,886	DBK
09/23/15	616,157	EUR	795,767	USD	47,984	UBS
09/24/15	81,780	EUR	105,446	USD	6,194	BCB
09/28/15	94,407	EUR	121,757	USD	7,173	CIT
09/28/15	179,000	EUR	230,522	USD	13,266	DBK
09/30/15	9,763,000	JPY	89,946	USD	8,229	JPM
10/01/15	229,895	USD	769,000	MYR	(14,043)	HSB
10/07/15	1,435,566	USD	19,820,860	MXN	(113,721)	HSB
10/08/15	140,379,090	JPY	4,300,000	MYR	31,298	JPM
10/13/15	142,013,168	JPY	4,400,000	MYR	45,159	JPM
10/14/15	894,779	USD	12,237,000	MXN	(79,097)	DBK
10/15/15	1,260,000	EUR	1,602,594	USD	72,800	CIT
10/20/15	1,004,000	EUR	1,285,522	USD	66,406	HSB

See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
10/20/15	139,540	USD	467,000	MYR	$(8,603)	JPM
10/22/15	27,530,000	JPY	258,716	USD	28,165	BCB
10/23/15	251,518	USD	841,000	MYR	(15,760)	HSB
10/26/15	188,458	USD	628,000	MYR	(12,441)	DBK
10/26/15	341,000	EUR	432,848	USD	18,730	DBK
10/26/15	125,641	USD	418,635	MYR	(8,305)	HSB
10/27/15	249,043	EUR	316,277	USD	13,827	BCB
10/30/15	125,468	USD	419,000	MYR	(8,057)	JPM
11/04/15	699,000	EUR	878,818	USD	29,765	UBS
11/10/15	13,826,020	JPY	121,278	USD	5,432	CIT
11/10/15	3,406,000	EUR	4,253,924	USD	116,209	DBK
11/12/15	956,000	EUR	1,198,231	USD	36,801	CIT
11/12/15	19,766,000	JPY	173,941	USD	8,317	CIT
11/12/15	22,910,000	JPY	200,828	USD	8,859	HSB
11/12/15	13,582,000	JPY	119,337	USD	5,530	JPM
11/13/15	805,000	EUR	1,004,793	USD	26,788	BCB
11/16/15	415,000	EUR	519,663	USD	15,440	DBK
11/16/15	18,200,000	JPY	158,709	USD	6,190	MSC
11/16/15	437,000	EUR	546,840	USD	15,887	MSC
11/16/15	13,769,800	JPY	120,279	USD	4,886	SCB
11/18/15	45,867,000	JPY	395,473	USD	11,079	DBK
11/19/15	56,774,000	JPY	490,255	USD	14,441	CIT
11/19/15	118,528	USD	405,080	MYR	(5,149)	DBK
11/20/15	63,773,000	JPY	550,242	USD	15,756	CIT
11/20/15	65,657	USD	225,000	MYR	(2,685)	HSB
11/23/15	191,000	EUR	240,230	USD	8,130	MSC
11/24/15	11,968,000	JPY	102,378	USD	2,063	HSB
11/25/15	333,000	EUR	415,141	USD	10,466	MSC
12/04/15	100,000	EUR	124,770	USD	3,221	DBK
12/09/15	202,851	EUR	249,888	USD	3,298	HSB
12/09/15	30,600	EUR	37,801	USD	603	SCB
12/15/15	89,000	EUR	111,101	USD	2,896	JPM
12/21/15	46,870,000	JPY	401,216	USD	8,068	DBK
12/21/15	46,950,000	JPY	401,454	USD	7,635	HSB
12/22/15	22,560,000	JPY	190,795	USD	1,556	BCB
12/22/15	35,200,000	JPY	298,103	USD	2,836	CIT
					$6,461,599

At December 31, 2014, the Fund had the following interest rate swap contracts outstanding.

Interest Rate Swap Contracts

Description	Counterparty	Expiration Date	Notional Amount	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 0.926%	CIT	10/17/17	$6,540,000	$43,742	$—
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 2.695%	CIT	05/09/24	4,260,000	—	(180,549)
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 2.731%	CIT	07/07/24	1,250,000	—	(67,515)
Receive Floating Rate 3-Month USD LIBOR Pay Fixed Rate 3.388%	CIT	05/09/44	2,028,000	—	(305,009)
Net unrealized appreciation (depreciation)				$43,742	$(553,073)

See accompanying notes to financial statements.

SFT Advantus International Bond Fund
Investments in Securities – continued

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Principal amounts for foreign debt securities are denominated in the currencies indicated. United States debt securities are denominated in U.S. Dollars.

(c)  Rate represents annualized yield at date of purchase.

(d)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program. This security has been determined to be liquid unless otherwise indicated.

(e)  Variable rate security.

(f)  Step rate security.

(g)  These securities are being fair-valued according to procedures approved by the Board of Trustees.

(h)  At December 31, 2014 the cost of securities for federal income tax purposes was $119,735,490. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$3,796,933
Gross unrealized depreciation	(7,806,074)
Net unrealized depreciation	$(4,009,141)

Currency Legend

BRL  Brazilian Real

CAD  Canadian Dollar

CLP  Chilean Peso

EUR  Euro

HUF  Hungarian Forint

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

LKR  Sri Lankan Rupee

MXN  Mexican Peso

MYR  Malaysian Ringgit

PHP  Philippine Peso

PLN  Polish Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

Counterparty Legend

BCB  Barclays Bank PLC

BOA  Bank of America Merrill Lynch

CIT  Citibank NA

DBK  Deutsche Bank AG

GSC  Goldman Sachs

HSB  HSBC Bank PLC

JPM  JPMorgan Chase Bank NA

MSC  Morgan Stanley and Co., Inc.

SCB  Standard Chartered Bank

UBS  UBS AG

See accompanying notes to financial statements.

SFT Advantus Managed Volatility Fund
Investments in Securities

December 31, 2014

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Long-Term Debt Securities (31.0%)
Government Obligations (4.0%)
U.S. Government Agencies and Obligations (4.0%)
Federal Home Loan Mortgage Corporation (FHLMC) (1.4%)
3.000%, 09/01/43	$233,426	$236,290
3.500%, 10/01/44	496,543	516,843
3.500%, 11/01/44	498,475	518,854
3.500%, 12/01/44	500,000	520,442
		1,792,429
Federal National Mortgage Association (FNMA) (1.1%)
3.000%, 04/01/43	357,912	362,666
3.000%, 05/01/43	177,165	179,521
3.000%, 06/01/43	455,103	461,070
3.500%, 08/01/42	211,097	220,864
3.500%, 02/01/43	220,457	231,189
		1,455,310
U.S. Treasury (1.5%)
U.S. Treasury Note
0.125%, 04/30/15 (b)	1,000,000	1,000,234
0.625%, 04/30/18 (b)	1,000,000	979,688
		1,979,922
Total government obligations (cost: $5,168,056)		5,227,661
Corporate Obligations (27.0%)
Basic Materials (0.4%)
Mining (0.4%)
BHP Billiton Finance USA, Ltd., 2.875%, 02/24/22 (c)	250,000	249,693
Rio Tinto Finance USA, Ltd., 3.750%, 09/20/21 (c)	250,000	256,951
		506,644
Communications (1.4%)
Cable/Satellite TV (0.8%)
Comcast Corp. 4.200%, 08/15/34	500,000	522,823
4.650%, 07/15/42	250,000	273,628
DIRECTV Holdings LLC, 4.600%, 02/15/21	250,000	267,784
		1,064,235
Media (0.2%)
Viacom, Inc., 5.625%, 09/15/19	250,000	280,766
Telephone — Integrated (0.2%)
AT&T, Inc., 4.350%, 06/15/45	250,000	235,689
Wireless Telecommunication Services (0.2%)
Rogers Communications, Inc., 4.100%, 10/01/23 (c)	250,000	262,660
	Principal	Value(a)
Consumer Cyclical (0.8%)
Retail (0.8%)
Target Corp., 3.500%, 07/01/24	$750,000	$778,630
Wal-Mart Stores, Inc., 1.950%, 12/15/18	250,000	253,222
		1,031,852
Consumer Staples (1.0%)
Beverages (0.4%)
The Coca-Cola Co., 3.200%, 11/01/23 (b)	500,000	514,382
Consumer Products — Miscellaneous (0.6%)
Johnson (S.C.) & Son, Inc., 3.350%, 09/30/24 (d)	750,000	768,787
Consumer, Non-cyclical (1.0%)
Commercial Service — Finance (0.2%)
Moody's Corp., 4.875%, 02/15/24	250,000	275,193
Drugstore Chains (0.2%)
CVS Pass-Through Trust, 6.943%, 01/10/30	207,226	251,261
Food (0.2%)
ConAgra Foods, Inc., 5.819%, 06/15/17	250,000	273,699
Pharmaceuticals (0.4%)
Novartis Capital Corp., 3.400%, 05/06/24	500,000	520,141
Energy (6.7%)
Oil, Gas & Consumable Fuels (4.1%)
Apache Corp., 3.250%, 04/15/22	181,000	177,837
Chevron Corp., 3.191%, 06/24/23	250,000	254,668
Ensco PLC, 4.500%, 10/01/24 (c)	750,000	728,983
EOG Resources, Inc., 2.625%, 03/15/23	250,000	239,727
Marathon Petroleum Corp., 3.625%, 09/15/24	750,000	735,002
Noble Energy, Inc., 3.900%, 11/15/24	1,000,000	988,348
Phillips 66, 4.650%, 11/15/34	1,000,000	1,024,998
Rowan Cos., Inc.,
4.750%, 01/15/24	500,000	471,934
Total Capital International SA, 3.750%, 04/10/24 (c)	750,000	777,088
		5,398,585
Pipelines (2.6%)
Enbridge Energy Partners L.P., 6.500%, 04/15/18	250,000	283,159
Enterprise Products Operating LLC, 5.750%, 03/01/35	250,000	287,648

See accompanying notes to financial statements.

SFT Advantus Managed Volatility Fund
Investments in Securities – continued

	Principal	Value(a)
Kinder Morgan, Inc., 5.300%, 12/01/34	$750,000	$761,292
Plains All American Pipeline L.P./PAA Finance Corp., 3.850%, 10/15/23	250,000	253,562
Spectra Energy Partners L.P., 2.950%, 09/25/18	250,000	255,849
Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/24	1,000,000	1,011,251
Williams Partners L.P., 4.300%, 03/04/24	500,000	499,081
		3,351,842
Financial (7.0%)
Banks (2.8%)
Associated Banc-Corp, 4.250%, 01/15/25	750,000	752,071
Bank of America Corp., 5.700%, 01/24/22	250,000	289,609
Bank of Montreal, 2.375%, 01/25/19 (c)	250,000	252,403
Capital One Financial Corp., 4.750%, 07/15/21	250,000	275,535
Citigroup, Inc., 5.300%, 01/07/16	250,000	260,877
Discover Bank, 4.250%, 03/13/26	500,000	518,299
HSBC Bank USA NA, 4.875%, 08/24/20	250,000	275,947
JPMorgan Chase & Co., 4.500%, 01/24/22	250,000	272,938
PNC Bank NA, 3.800%, 07/25/23	250,000	257,699
SunTrust Bank, 2.750%, 05/01/23	250,000	243,911
Wells Fargo & Co., 5.125%, 09/15/16	250,000	266,651
		3,665,940
Insurance (2.0%)
Assured Guaranty US Holdings, 5.000%, 07/01/24	500,000	527,470
First American Financial Corp., 4.600%, 11/15/24	750,000	760,418
Liberty Mutual Group, Inc., 4.250%, 06/15/23 (d)	250,000	257,620
Metropolitan Life Global Funding I, 3.875%, 04/11/22 (d)	250,000	264,277
Old Republic International Corp., 4.875%, 10/01/24	750,000	782,906
		2,592,691
Real Estate Investment Trust — Office Property (0.4%)
Alexandria Real Estate Equities, Inc., 4.500%, 07/30/29	500,000	512,017
	Principal	Value(a)
Real Estate Investment Trust — Shopping Centers (0.2%)
Retail Opportunity Investments Partnership L.P., 5.000%, 12/15/23	$250,000	$270,998
Real Estate Investment Trust — Single Tenant (0.6%)
Realty Income Corp., 5.950%, 09/15/16	250,000	269,595
Tanger Properties L.P., 3.875%, 12/01/23	500,000	511,874
		781,469
Real Estate Investment Trust — Storage (0.4%)
CubeSmart L.P., 4.375%, 12/15/23	500,000	529,710
Specialized REITs (0.6%)
HCP, Inc.
3.875%, 08/15/24	500,000	507,909
4.250%, 11/15/23	250,000	262,809
		770,718
Health Care (1.6%)
Biotechnology (0.2%)
Amgen, Inc., 5.700%, 02/01/19	250,000	281,220
Health Care Equipment & Supplies (0.2%)
St Jude Medical, Inc., 4.750%, 04/15/43	250,000	265,366
Health Care Providers & Services (0.4%)
Laboratory Corp. of America Holdings, 4.000%, 11/01/23	250,000	256,409
UnitedHealth Group, Inc., 2.750%, 02/15/23	250,000	245,282
		501,691
Pharmaceuticals (0.8%)
Bristol-Myers Squibb Co., 3.250%, 11/01/23	500,000	509,849
Mylan, Inc., 4.200%, 11/29/23	500,000	518,215
		1,028,064
Industrials (2.6%)
Aerospace & Defense (1.0%)
BAE Systems Holdings, Inc., 5.200%, 08/15/15 (d)	250,000	256,556
Rockwell Collins, Inc., 3.700%, 12/15/23	500,000	521,399
Textron, Inc., 4.300%, 03/01/24	500,000	522,428
		1,300,383
Electrical Equipment (0.6%)
Trimble Navigation, Ltd., 4.750%, 12/01/24	750,000	768,446

See accompanying notes to financial statements.

SFT Advantus Managed Volatility Fund
Investments in Securities – continued

	Principal	Value(a)
Machinery (0.6%)
Caterpillar Financial Services Corp., 3.750%, 11/24/23 (b)	$750,000	$795,736
Road & Rail (0.2%)
The Kansas City Southern Railway Co., 4.300%, 05/15/43	250,000	255,084
Transportation (0.2%)
Burlington Northern Santa Fe LLC, 3.750%, 04/01/24	350,000	363,987
Information Technology (1.7%)
Communications Equipment (0.8%)
Juniper Networks, Inc., 4.500%, 03/15/24	500,000	504,703
Motorola Solutions, Inc., 4.000%, 09/01/24	500,000	503,011
		1,007,714
Internet Software & Services (0.5%)
eBay, Inc., 3.450%, 08/01/24	750,000	737,435
IT Services (0.4%)
The Western Union Co., 3.350%, 05/22/19	500,000	512,145
Materials (0.7%)
Chemicals (0.7%)
The Dow Chemical Co., 3.500%, 10/01/24	750,000	742,398
The Mosaic Co., 5.450%, 11/15/33	200,000	226,281
		968,679
Transportation (1.0%)
Airlines (0.2%)
United Airlines 2013-1 Class A Pass Through Trust, 4.300%, 02/15/27	250,000	258,728
Transport — Rail (0.8%)
Norfolk Southern Corp., 3.850%, 01/15/24	500,000	525,727
Union Pacific Corp., 3.750%, 03/15/24	500,000	534,732
		1,060,459
Utilities (1.1%)
Electric Utilities (0.4%)
Entergy Louisiana LLC, 3.300%, 12/01/22	250,000	255,700
PPL Capital Funding, Inc., 3.400%, 06/01/23	250,000	250,470
		506,170
	Shares/ Principal	Value(a)
Electric — Integrated (0.2%)
Berkshire Hathaway Energy Co., 3.750%, 11/15/23	$250,000	$260,647
Multi-Utilities (0.2%)
Dominion Gas Holdings LLC, 3.550%, 11/01/23	250,000	255,243
Water Utilities (0.3%)
Aquarion Co., 4.000%, 08/15/24 (d) (e)	500,000	498,254
Total corporate obligations (cost: $34,884,848)		35,484,730
Total long-term debt securities (cost: $40,052,904)		40,712,391
Mutual Funds (24.5%)
Investment Companies (24.5%)
SFT Advantus Index 500 Fund (f)	4,145,332	32,071,660
Total mutual funds (cost: $27,000,000)		32,071,660
Short-Term Securities (44.7%)
Investment Companies (44.7%)
Dreyfus Treasury Cash Management Fund, current rate 0.010%	58,552,024	58,552,024
Total short-term securities (cost: $58,552,024)		58,552,024
Total investments in securities (cost: $125,604,928) (g)		131,336,075
Liabilities in excess of cash and other assets (-0.2%)		(289,305)
Total net assets (100.0%)		$131,046,770

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2014, securities with an aggregate market value of $3,077,844 have been pledged to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note	March 2015	8	Short	$(7,579)
S&P 500® E-Mini Index Future	March 2015	4	Long	374
S&P 500® Index Future	March 2015	74	Long	303,295
		86		$296,090

See accompanying notes to financial statements.

SFT Advantus Managed Volatility Fund
Investments in Securities – continued

(c)  Foreign security: The Fund held 1.9% of net assets in foreign securities at December 31, 2014.

(d)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program. This security has been determined to be liquid unless otherwise indicated.

(e)  Illiquid security. (See Note 5.)

(f)  Affiliated security. (See Note 8.)

(g)  At December 31, 2014 the cost of securities for federal income tax purposes was $125,604,928. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$5,981,255
Gross unrealized depreciation	(250,108)
Net unrealized appreciation	$5,731,147

See accompanying notes to financial statements.

SFT Advantus Money Market Fund
Investments in Securities

December 31, 2014

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Commercial Paper (33.9%)
Communications (2.3%)
Media (2.3%)
The Walt Disney Co., 0.112%, 03/24/15 (b) (c)	$2,000,000	$1,999,499
Consumer Staples (9.8%)
Beverages (5.8%)
PepsiCo, Inc., 0.081%, 01/21/15 (b) (c)	2,000,000	1,999,911
The Coca-Cola Co.,
0.112%, 02/09/15 (b) (c)	2,000,000	1,999,762
0.122%, 02/11/15 (b) (c)	1,000,000	999,863
		4,999,536
Food (2.3%)
Nestle Capital Corp., 0.112%, 02/19/15 (b) (c)	2,000,000	1,999,700
Personal Care (1.7%)
Procter & Gamble Co., 0.132%, 03/02/15 (b) (c)	1,500,000	1,499,675
Financial (2.3%)
Insurance (2.3%)
Massachusetts Mutual Life Insurance Co., 0.101%, 01/14/15 (b) (c)	2,000,000	1,999,928
Health Care (13.8%)
Pharmaceuticals (13.8%)
Abbott Laboratories,
0.091%, 01/15/15 (b) (c)	1,500,000	1,499,948
0.101%, 01/22/15 (b) (c)	2,000,000	1,999,883
Johnson & Johnson, 0.071%, 01/13/15 (b) (c)	2,000,000	1,999,953
Pfizer, Inc., 0.081%, 01/12/15 (b) (c)	2,500,000	2,499,939
Roche Holdings, Inc.
0.051%, 01/20/15 (b) (c)	2,000,000	1,999,947
0.061%, 02/03/15 (b) (c)	1,000,000	999,945
0.091%, 02/09/15 (b) (c)	1,000,000	999,903
		11,999,518
Industrials (5.7%)
Electrical Equipment (3.4%)
Emerson Electric Co.,
0.122%, 01/29/15 (b) (c)	2,000,000	1,999,814
0.132%, 02/17/15 (b) (c)	1,000,000	999,830
		2,999,644
Machinery (2.3%)
Siemens Capital Co. LLC, 0.112%, 03/13/15 (b) (c)	2,000,000	1,999,566
Total commercial paper (cost: $29,497,066)		29,497,066
	Principal	Value(a)
Corporate Bonds & Notes (8.1%)
Financial (8.1%)
Finance — Auto Loans (1.2%)
American Honda Finance Corp., 0.235%, 06/04/15 (d)	$1,000,000	$1,000,000
Insurance (1.7%)
New York Life Global Funding, 1.300%, 01/12/15 (e)	1,515,000	1,515,465
Supranational Bank (5.2%)
International Bank for Reconstruction & Development, 0.081%, 02/18/15 (b)	2,000,000	1,999,786
International Finance Corp., 0.091%, 01/26/15 (b)	2,500,000	2,499,844
		4,499,630
Total corporate bonds & notes (cost: $7,015,095)		7,015,095
U.S. Government Obligations (27.0%)
Discount Notes (24.4%)
Farmer Mac, 0.076%, 02/04/15 (b)	1,000,000	999,929
Federal Agricultural Mortgage Corporation
0.056%, 01/02/15 (b)	2,500,000	2,499,996
0.056%, 01/05/15 (b)	1,000,000	999,994
0.061%, 01/08/15 (b)	2,000,000	1,999,977
Federal Home Loan Bank
0.056%, 01/16/15 (b)	2,000,000	1,999,954
0.061%, 01/09/15 (b)	2,500,000	2,499,967
0.071%, 01/23/15 (b)	2,000,000	1,999,914
0.081%, 01/30/15 (b)	2,500,000	2,499,839
Federal Home Loan Mortgage Corporation (FHLMC) 0.071%, 01/28/15 (b)	2,200,000	2,199,884
Federal National Mortgage Association (FNMA)
0.041%, 01/05/15 (b)	2,000,000	1,999,991
0.076%, 02/04/15 (b)	1,500,000	1,499,894
		21,199,339
Federal Home Loan Bank (1.2%)
Federal Home Loan Bank, 0.270%, 10/20/15	1,000,000	1,000,000
Federal Home Loan Mortgage Corporation (FHLMC) (1.4%)
Federal Home Loan Mortgage Corp., 0.270%, 12/09/15	1,250,000	1,250,000
Total U.S. government obligations (cost: $23,449,339)		23,449,339

See accompanying notes to financial statements.

SFT Advantus Money Market Fund
Investments in Securities – continued

	Shares/ Principal	Value(a)
Other Short-Term Investments (7.6%)
Asset-Backed Securities (7.6%)
AmeriCredit Automobile Receivables Trust, 0.210%, 06/08/15	$13,171	$13,171
ARI Fleet Lease Trust, 0.250%, 04/15/15 (e)	199,776	199,776
Dell Equipment Finance Trust, 0.260%, 08/14/15 (e)	578,793	578,793
First Investors Auto Owner Trust, 0.300%, 08/17/15 (e)	565,158	565,158
Ford Credit Auto Lease Trust, 0.180%, 08/15/15 (e)	249,854	249,854
GM Financial Automobile Leasing Trust, 0.250%, 09/21/15 (e)	750,889	750,889
Honda Auto Receivables Owner Trust, 0.190%, 08/17/15	375,949	375,949
John Deere Owner Trust, 0.210%, 09/24/15	915,759	915,759
Nissan Auto Lease Trust, 0.200%, 10/15/15	987,087	987,087
Nissan Auto Receivables Owner Trust, 0.230%, 12/15/15	1,000,000	1,000,000
Westlake Automobile Receivables Trust, 0.350%, 06/15/15 (e)	60,206	60,206
World Omni Auto Receivables Trust, 0.230%, 11/16/15	914,611	914,611
Total other short-term investments (cost: $6,611,253)		6,611,253
Investment Companies (23.0%)
BlackRock Liquidity Funds T-Fund Portfolio, current rate 0.031%	4,000,000	4,000,000
Federated Government Obligations Fund, current rate 0.010%	4,000,000	4,000,000
JPMorgan U.S. Government Money Market Fund, current rate 0.020%	4,000,000	4,000,000
STIT-Government & Agency Portfolio, current rate 0.010%	4,000,000	4,000,000
Wells Fargo Advantage Treasury Plus Money Market Fund, current rate 0.010%	3,990,303	3,990,303
Total investment companies (cost: $19,990,303)		19,990,303
Total investments in securities (cost: $86,563,056) (f)		86,563,056
Cash and other assets in excess of liabilities (0.4%)		341,308
Total net assets (100.0%)		$86,904,364

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Rate represents annualized yield at date of purchase.

(c)  Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under guidelines established by the Board of Trustees. In the aggregate such securities represent 33.9% of the Fund's net assets as of December 31, 2014.

(d)  Variable rate security.

(e)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program. This security has been determined to be liquid unless otherwise indicated.

(f)  Also represents the cost of securities for federal income tax purposes at December 31, 2014.

See accompanying notes to financial statements.

SFT Advantus Mortgage Securities Fund
Investments in Securities

December 31, 2014

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Long-Term Debt Securities (96.9%)
Government Obligations (85.4%)
Other Government Obligations (0.2%)
Provincial or Local Government Obligation (0.2%)
Utility Debt Securitization Authority, 3.435%, 12/15/25	$150,000	$156,768
U.S. Government Agencies and Obligations (85.2%)
Export-Import Bank of the United States (1.0%)
DY7 Leasing LLC, 2.578%, 12/10/25	229,167	229,182
Export Leasing 2009 LLC, 1.859%, 08/28/21	175,427	175,269
Helios Leasing I LLC 1.825%, 05/16/25	133,021	127,953
2.018%, 05/29/24	210,843	206,020
Union 16 Leasing LLC, 1.863%, 01/22/25	216,722	209,410
		947,834
Federal Farm Credit Bank (0.5%)
Federal Farm Credit Bank, 2.990%, 02/04/28	550,000	532,548
Federal Home Loan Mortgage Corporation (FHLMC) (18.1%)
1.820%, 08/25/24 (b)	581,426	582,097
2.370%, 09/25/24 (b)	500,000	488,319
2.500%, 03/01/28	249,897	254,708
2.500%, 04/01/28	407,764	415,602
2.550%, 11/21/25	200,000	189,177
2.670%, 08/25/24 (b)	400,000	397,907
3.000%, 08/01/42	182,485	184,720
3.000%, 12/01/42	358,426	362,820
3.000%, 01/01/43	443,723	449,166
3.000%, 02/01/43	1,058,482	1,072,805
3.000%, 04/01/43	1,347,406	1,364,411
3.500%, 10/01/25	228,081	242,312
3.500%, 05/01/32	458,262	482,434
3.500%, 01/01/42	382,034	399,618
3.500%, 03/01/42	1,550,212	1,617,689
3.500%, 08/01/42	417,864	436,103
3.500%, 11/01/44	1,993,898	2,075,416
4.000%, 09/01/40	523,695	563,497
4.000%, 03/01/41	622,575	670,705
4.500%, 04/01/23	76,600	82,979
4.500%, 09/01/40	431,007	467,728
4.500%, 01/01/41	636,931	694,350
4.500%, 03/01/41	582,909	638,418
5.000%, 03/01/23	79,349	87,466
5.000%, 05/01/29	83,376	92,156
5.000%, 08/01/35	102,426	113,272
5.000%, 11/01/35	82,303	90,741
5.000%, 11/01/39	901,343	1,012,788
5.000%, 03/01/40	564,152	635,232
5.500%, 06/01/20	90,710	97,917
5.500%, 10/01/20	226,859	239,945
	Principal	Value(a)
5.500%, 11/01/23	$202,749	$226,199
5.500%, 05/01/34	286,828	323,476
6.000%, 09/01/22	147,501	162,442
6.000%, 11/01/33	292,787	335,440
6.250%, 12/15/23	136,741	150,740
6.500%, 11/01/32	73,503	86,394
		17,787,189
Federal National Mortgage Association (FNMA) (51.7%)
2.500%, 03/01/27	711,657	726,444
2.500%, 11/01/27	345,714	351,229
2.500%, 03/01/28	728,408	743,163
3.000%, 09/01/22	309,516	323,004
3.000%, 11/01/27	349,694	364,394
3.000%, 06/01/28	419,486	437,909
3.000%, 03/01/42	192,472	195,101
3.000%, 09/01/42	255,394	258,879
3.000%, 03/01/43	177,858	180,287
3.000%, 04/01/43	724,258	734,139
3.000%, 04/01/43	1,348,078	1,365,995
3.000%, 05/01/43	989,455	1,002,415
3.000%, 09/01/43	263,070	266,451
3.000%, 01/01/45 (c)	280,000	283,237
3.140%, 08/01/15	1,500,000	1,518,128
3.500%, 11/01/25	123,156	130,937
3.500%, 01/01/26	290,834	309,282
3.500%, 01/01/30 (c)	675,000	713,074
3.500%, 12/01/32	401,446	423,600
3.500%, 11/01/40	333,553	349,339
3.500%, 01/01/41	620,202	648,116
3.500%, 02/01/41	1,336,652	1,396,176
3.500%, 11/01/41	574,696	601,849
3.500%, 12/01/41	1,196,684	1,250,041
3.500%, 01/01/42	2,758,872	2,881,419
3.500%, 05/01/42	789,303	825,094
3.500%, 08/01/42	751,504	786,275
3.500%, 02/01/43	881,827	924,757
3.500%, 03/01/43	430,942	451,395
3.500%, 05/01/43	1,512,766	1,581,702
3.500%, 01/01/45 (c)	4,670,000	4,868,111
4.000%, 06/25/23	290,175	306,215
4.000%, 12/01/40	313,085	334,677
4.000%, 04/01/41	213,909	230,464
4.000%, 06/01/42	1,524,615	1,635,356
4.000%, 09/01/43	1,050,954	1,123,038
4.000%, 10/01/43	1,858,489	2,008,519
4.000%, 01/01/44	423,087	457,263
4.000%, 01/01/45 (c)	1,450,000	1,547,518
4.500%, 04/01/21	7,821	8,279
4.500%, 11/01/23	75,550	81,988
4.500%, 04/01/25	183,024	197,748
4.500%, 05/01/35	455,116	496,506
4.500%, 07/01/35	394,143	429,507
4.500%, 09/01/37	435,554	476,769
5.000%, 05/01/18	134,471	141,716
5.000%, 10/01/20	91,892	98,754
5.000%, 06/25/23	303,300	328,890
5.000%, 10/25/33	21,818	22,010
5.000%, 11/01/33	386,926	428,619
5.000%, 03/01/34	894,813	990,821
5.000%, 05/01/34	93,053	103,020

See accompanying notes to financial statements.

SFT Advantus Mortgage Securities Fund
Investments in Securities – continued

	Principal	Value(a)
5.000%, 12/01/34	$80,440	$89,107
5.000%, 04/01/35	126,744	140,387
5.000%, 07/01/35	791,989	877,061
5.000%, 03/01/38	219,129	244,716
5.000%, 06/01/39	331,375	373,141
5.000%, 12/01/39	450,225	507,896
5.000%, 06/01/40	174,175	194,732
5.000%, 04/01/41	332,184	373,893
5.500%, 02/01/18	77,542	81,929
5.500%, 03/01/18	164,700	174,066
5.500%, 08/01/23	124,201	138,786
5.500%, 02/01/24	159,291	177,997
5.500%, 04/01/33	436,339	492,775
5.500%, 05/01/33	34,939	39,370
5.500%, 01/01/34	92,476	104,240
5.500%, 02/01/34	60,074	67,710
5.500%, 04/01/34	145,195	163,289
5.500%, 05/01/34	27,736	31,246
5.500%, 09/01/34	316,306	358,656
5.500%, 10/01/34	141,383	159,199
5.500%, 01/01/35	227,480	257,120
5.500%, 02/01/35	384,364	435,270
5.500%, 06/01/35	23,378	26,312
5.500%, 08/01/35	127,143	143,331
5.500%, 10/01/35	71,556	80,623
5.500%, 11/01/35	23,303	26,097
5.500%, 09/01/36	326,810	367,596
5.500%, 05/01/38	12,085	13,504
6.000%, 09/01/32	30,778	35,533
6.000%, 10/01/32	482,750	555,390
6.000%, 11/01/32	428,326	494,668
6.000%, 03/01/33	492,548	568,022
6.000%, 04/01/33	117,358	134,704
6.000%, 12/01/33	109,081	125,158
6.000%, 08/01/34	105,162	120,081
6.000%, 09/01/34	62,759	71,624
6.000%, 11/01/34	35,737	40,801
6.000%, 12/01/34	297,803	340,060
6.000%, 11/01/36	44,910	50,863
6.000%, 01/01/37	394,088	449,131
6.000%, 08/01/37	95,507	108,821
6.000%, 09/01/37	158,713	182,342
6.000%, 12/01/37	77,384	87,908
6.000%, 12/01/38	147,269	166,804
6.500%, 11/01/23	90,828	99,625
6.500%, 02/01/32	381,133	448,522
6.500%, 04/01/32	126,875	146,659
6.500%, 05/01/32	45,588	53,697
6.500%, 07/01/32	484,440	560,611
6.500%, 09/01/32	3,794	4,320
6.500%, 09/01/34	24,452	27,876
6.500%, 11/01/34	17,432	20,760
6.500%, 03/01/35	195,721	229,643
6.500%, 02/01/36	39,875	45,411
6.500%, 09/01/37	265,176	317,640
7.000%, 09/01/31	178,169	205,919
7.000%, 11/01/31	33,562	39,817
7.000%, 02/01/32	134,753	161,217
7.000%, 07/01/32	20,691	23,879
7.000%, 10/01/37	17,117	18,385
7.500%, 07/25/22	194,369	218,584
7.500%, 04/01/31	60,465	70,292
		50,704,435
	Principal	Value(a)
Government National Mortgage Association (GNMA) (13.5%)
0.000%, 03/16/42 (b) (d) (e)	$1,268,746	$13
0.362%, 03/16/34 (b) (d)	276,913	80
0.362%, 06/17/45 (b) (d)	1,233,536	13,202
0.643%, 07/16/40 (b) (d)	330,712	3,718
3.000%, 09/20/42	826,840	846,547
3.000%, 09/20/44	296,978	304,098
3.000%, 01/01/45 (c)	3,000,000	3,067,875
3.250%, 04/20/33	240,462	244,521
3.500%, 11/15/40	168,240	176,862
3.500%, 10/20/43	678,035	712,490
4.000%, 07/20/31	637,435	674,232
4.000%, 12/20/40	1,431,332	1,557,697
4.000%, 01/15/41	122,270	131,293
4.000%, 02/15/41	718,277	780,777
4.000%, 10/15/41	650,713	703,607
4.500%, 06/15/40	542,417	603,068
5.000%, 05/15/33	190,182	211,369
5.000%, 12/15/39	135,902	151,380
5.000%, 01/15/40	1,365,269	1,516,311
5.000%, 07/15/40	975,143	1,078,875
5.500%, 07/15/38	202,307	225,946
5.500%, 10/15/38	248,096	282,859
		13,286,820
U.S. Treasury (0.3%)
U.S. Treasury Note 0.500%, 08/31/16 (f)	200,000	199,922
0.875%, 05/15/17	100,000	100,054
		299,976
Vendee Mortgage Trust (0.1%)
Vendee Mortgage Trust, 7.793%, 02/15/25	99,397	111,235
Total government obligations (cost: $81,908,088)		83,826,805
Asset-Backed Securities (4.5%)
ABFS Mortgage Loan Trust, 7.490%, 12/25/31 (g)	161,012	142,944
Ally Auto Receivables Trust, 2.900%, 05/15/17 (h)	140,000	140,120
Appalachian Consumer Rate Relief Funding LLC, 3.772%, 08/01/31	120,000	128,922
Carmax Auto Owner Trust, 2.060%, 11/15/19	250,000	247,222
Consumers 2014 Securitization Funding LLC, 2.962%, 11/01/25	390,000	395,726
CountryPlace Manufactured Housing Contract Trust, 4.800%, 12/15/35 (b) (e) (h)	283,824	289,745
Credit-Based Asset Servicing and Securitization LLC, 5.574%, 10/25/36 (g) (h)	505,000	544,934
Entergy Gulf States Reconstruction Funding 1 LLC, 5.930%, 06/29/22	500,000	582,270
FAN Engine Securitization, Ltd., 3.000%, 10/15/19 (e) (h) (i) (j)	176,687	178,834

See accompanying notes to financial statements.

SFT Advantus Mortgage Securities Fund
Investments in Securities – continued

	Principal	Value(a)
FirstEnergy Ohio PIRB Special Purpose Trust, 1.726%, 01/15/22	$200,000	$199,187
Huntington Auto Trust, 1.370%, 05/15/18	165,000	165,998
Origen Manufactured Housing 5.460%, 11/15/35 (b)	321,896	329,499
5.910%, 01/15/37	550,000	579,768
Trip Rail Master Funding LLC, 2.863%, 04/15/44 (h)	472,697	469,603
Vanderbilt Mortgage Finance, 6.210%, 05/07/26	43,755	44,638
Total asset-backed securities (cost: $4,406,537)		4,439,410
Other Mortgage-Backed Securities (5.9%)
Collateralized Mortgage Obligations/ Mortgage Revenue Bonds (0.3%)
Bear Stearns Mortgage Securities, Inc., 8.000%, 11/25/29 (j)	213,214	199,126
BHN I Mortgage Fund 1.000%, 03/25/15 (b) (e) (h) (i) (j) (k)	10,000	—
7.540%, 05/31/17 (e) (h) (i) (j) (k)	425	—
7.916%, 07/01/15 (e) (h) (i) (j) (k)	50,980	—
Prudential Home Mortgage Securities 7.900%, 04/28/22 (h)	35,974	32,360
7.920%, 09/28/24 (b) (h)	2,362	1,995
Structured Asset Mortgage Investments, Inc., 2.405%, 05/02/30 (b) (j)	12,188	3,674
		237,155
Commercial Mortgage-Backed Securities (5.6%)
7 WTC Depositor LLC Trust, 4.082%, 03/13/31 (h)	320,326	329,048
Banc of America Re-Remic Trust, 4.185%, 08/15/46 (b) (h)	930,000	1,007,369
Citigroup Commercial Mortgage Trust, 2.911%, 01/12/30 (b) (h)	130,000	130,333
CSMC Mortgage Trust, 1.705%, 04/15/27 (b) (h)	665,000	665,003
Extended Stay America Trust, 2.295%, 12/05/31 (h)	300,000	296,226
Hometown Commercial Mortgage, 5.506%, 11/11/38 (e) (h)	374,023	312,788
Irvine Core Office Trust, 2.068%, 05/15/48 (h)	430,697	425,280
JPMorgan Chase Commercial Mortgage Securities Corp. 1.939%, 12/05/27 (b) (d) (e) (h)	3,544,151	297,886
7.151%, 12/05/27 (h)	125,000	151,195
	Shares/ Principal	Value(a)
Morgan Stanley Capital I Trust, 3.451%, 08/05/34 (h)	$150,000	$152,129
Multi Security Asset Trust 5.270%, 11/28/35 (e) (h)	375,000	379,114
5.880%, 11/28/35 (b) (e) (h)	990,000	968,395
TimberStar Trust, 5.668%, 10/15/36 (h)	350,000	372,601
		5,487,367
Total other mortgage-backed securities (cost: $5,841,248)		5,724,522
Corporate Obligations (1.1%)
Communications (0.2%)
Telecommunication (0.2%)
SBA Tower Trust, 2.240%, 04/16/18 (h)	220,000	217,984
Financial (0.9%)
Real Estate Investment Trust — Office Property (0.5%)
ARC Properties Operating Partnership LP, 4.600%, 02/06/24	500,000	461,271
Real Estate Investment Trust — Shopping Centers (0.4%)
Retail Opportunity Investments Partnership L.P., 4.000%, 12/15/24	400,000	400,831
Total corporate obligations (cost: $1,102,030)		1,080,086
Total long-term debt securities (cost: $93,257,903)		95,070,823
Short-Term Securities (13.4%)
Investment Companies (13.4%)
Dreyfus Treasury Cash Management Fund, current rate 0.010% (l)	5,363,134	5,363,134
STIT-Government & Agency Portfolio, current rate 0.010% (l)	7,800,000	7,800,000
Total short-term securities (cost: $13,163,134)		13,163,134
Total investments in securities (cost: $106,421,037) (m)		108,233,957
Liabilities in excess of cash and other assets (-10.3%)		(10,072,786)
Total net assets (100.0%)		$98,161,171

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Variable rate security.

(c)  Security is issued on a when-issued or forward commitment basis. As of December 31, 2014 the total cost of investments issued on a when-issued or forward commitment basis was $10,422,289.

See accompanying notes to financial statements.

SFT Advantus Mortgage Securities Fund
Investments in Securities – continued

(d)  Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.

(e)  Illiquid security. (See Note 5.)

(f)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2014, securities with an aggregate market value of $99,961 have been pledged to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note	March 2015	24	Long	$22,451
		24		$22,451

(g)  Step rate security.

(h)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program. This security has been determined to be liquid unless otherwise indicated.

(i)  Foreign security: The Fund held 0.2% of net assets in foreign securities at December 31, 2014.

(j)  These securities are being fair-valued according to procedures approved by the Board of Trustees.

(k)  Security is in default with respect to interest payments. Income is not being accrued on this security and any payments received are treated as a reduction of principal.

(l)  All or a portion of the security segregated to cover when-issued purchase commitments outstanding or extended settlement trades as of December 31, 2014.

(m)  At December 31, 2014 the cost of securities for federal income tax purposes was $107,007,961. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$2,625,897
Gross unrealized depreciation	(1,399,901)
Net unrealized appreciation	$1,225,996

See accompanying notes to financial statements.

SFT Advantus Real Estate Securities Fund
Investments in Securities

December 31, 2014

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (99.0%)
Consumer Discretionary (1.8%)
Hotels, Restaurants & Leisure (1.8%)
Hilton Worldwide Holdings, Inc. (b)	42,300	$1,103,607
Hyatt Hotels Corp. – Class A (b)	23,800	1,432,998
		2,536,605
Financial (97.2%)
Diversified REITs (5.6%)
Cousins Properties, Inc.	136,200	1,555,404
Vornado Realty Trust	56,386	6,637,196
		8,192,600
Industrial REITs (4.7%)
DCT Industrial Trust, Inc.	42,875	1,528,923
EastGroup Properties, Inc.	19,395	1,228,091
ProLogis, Inc.	98,381	4,233,334
		6,990,348
Office REITs (16.4%)
Alexandria Real Estate Equities, Inc.	48,100	4,268,394
BioMed Realty Trust, Inc.	59,600	1,283,784
Boston Properties, Inc.	58,783	7,564,784
Duke Realty Corp.	185,800	3,753,160
Kilroy Realty Corp.	19,336	1,335,538
Paramount Group, Inc. (b)	40,500	752,895
Parkway Properties, Inc.	52,200	959,958
SL Green Realty Corp.	35,071	4,174,150
		24,092,663
Residential REITs (19.1%)
American Campus Communities, Inc.	43,600	1,803,296
AvalonBay Communities, Inc.	41,426	6,768,594
Camden Property Trust	51,500	3,802,760
Equity Residential	92,700	6,659,568
Essex Property Trust, Inc.	26,216	5,416,225
Mid-America Apartment Communities, Inc.	6,604	493,187
UDR, Inc.	101,000	3,112,820
		28,056,450
Retail REITs (26.2%)
Acadia Realty Trust	64,936	2,079,900
DDR Corp.	167,300	3,071,628
Federal Realty Investment Trust	24,200	3,229,732
General Growth Properties, Inc.	167,500	4,711,775
Kimco Realty Corp.	107,800	2,710,092
Kite Realty Group Trust	113,750	3,269,175
Regency Centers Corp.	33,700	2,149,386
Simon Property Group, Inc.	77,079	14,036,857
The Macerich Co.	38,300	3,194,603
		38,453,148
	Shares	Value(a)
Specialized REITs (25.2%)
CubeSmart	54,221	$1,196,658
Extra Space Storage, Inc.	59,900	3,512,536
HCP, Inc.	35,200	1,549,856
Health Care REIT, Inc.	64,000	4,842,880
Healthcare Trust of America, Inc. – Class A	25,000	673,500
Host Hotels & Resorts, Inc.	149,746	3,559,462
LaSalle Hotel Properties	61,801	2,501,087
Pebblebrook Hotel Trust	64,300	2,934,009
Public Storage	30,900	5,711,865
RLJ Lodging Trust	88,500	2,967,405
Strategic Hotels & Resorts, Inc. (b)	150,900	1,996,407
Ventas, Inc.	77,696	5,570,803
		37,016,468
Total common stocks (cost: $114,014,643)		145,338,282
Short-Term Securities (0.5%)
Investment Companies (0.5%)
Wells Fargo Advantage Treasury Plus Money Market Fund, current rate 0.010%	798,888	798,888
Total short-term securities (cost: $798,888)		798,888
Total investments in securities (cost: $114,813,531) (c)		146,137,170
Cash and other assets in excess of liabilities (0.5%)		742,506
Total net assets (100.0%)		$146,879,676

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  At December 31, 2014 the cost of securities for federal income tax purposes was $115,619,689. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$30,803,036
Gross unrealized depreciation	(285,555)
Net unrealized appreciation	$30,517,481

See accompanying notes to financial statements.

SFT Ivy® Growth Fund
Investments in Securities

December 31, 2014

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (97.4%)
Consumer Discretionary (24.3%)
Automobiles (1.9%)
Harley-Davidson, Inc.	141,480	$9,324,947
Hotels, Restaurants & Leisure (3.8%)
Hilton Worldwide Holdings, Inc. (b)	351,200	9,162,808
Las Vegas Sands Corp.	62,700	3,646,632
Starwood Hotels & Resorts Worldwide, Inc.	43,600	3,534,652
Wynn Resorts, Ltd.	18,500	2,752,060
		19,096,152
Household Durables (2.1%)
Harman International Industries, Inc.	96,800	10,329,528
Internet & Catalog Retail (2.9%)
Amazon.com, Inc. (b)	26,100	8,100,135
The Priceline Group, Inc. (b)	5,800	6,613,218
		14,713,353
Media (3.1%)
CBS Corp. – Class B	95,900	5,307,106
Comcast Corp. – Class A	176,300	10,227,163
		15,534,269
Specialty Retail (8.2%)
AutoZone, Inc. (b)	9,400	5,819,634
L Brands, Inc.	66,900	5,790,195
O'Reilly Automotive, Inc. (b)	36,900	7,107,678
The Home Depot, Inc.	167,700	17,603,469
Ulta Salon Cosmetics & Fragrance, Inc. (b)	39,300	5,024,112
		41,345,088
Textiles, Apparel & Luxury Goods (2.3%)
NIKE, Inc. – Class B	85,900	8,259,285
Under Armour, Inc. – Class A (b)	45,500	3,089,450
		11,348,735
Consumer Staples (3.1%)
Beverages (2.1%)
Anheuser-Busch InBev NV , ADR (c)	96,500	10,838,880
Tobacco (1.0%)
Philip Morris International, Inc.	59,600	4,854,420
Energy (2.4%)
Energy Equipment & Services (1.5%)
Schlumberger, Ltd.	90,400	7,721,064
Oil, Gas & Consumable Fuels (0.9%)
EOG Resources, Inc.	47,300	4,354,911
Financial (1.5%)
Specialized REITs (1.5%)
American Tower Corp.	74,800	7,393,980
	Shares	Value(a)
Health Care (22.5%)
Biotechnology (13.2%)
Alexion Pharmaceuticals, Inc. (b)	13,300	$2,460,899
Amgen, Inc.	44,000	7,008,760
Biogen Idec, Inc. (b)	59,800	20,299,110
Celgene Corp. (b)	145,000	16,219,700
Gilead Sciences, Inc. (b)	214,700	20,237,622
		66,226,091
Health Care Providers & Services (3.0%)
HCA Holdings, Inc. (b)	204,900	15,037,611
Pharmaceuticals (6.3%)
Actavis PLC (b)	19,800	5,096,718
Allergan, Inc.	53,200	11,309,788
Bristol-Myers Squibb Co.	135,500	7,998,565
Johnson & Johnson	66,000	6,901,620
		31,306,691
Industrials (12.8%)
Aerospace & Defense (4.3%)
Precision Castparts Corp.	41,700	10,044,696
The Boeing Co.	88,100	11,451,238
		21,495,934
Industrial Conglomerates (0.8%)
Danaher Corp.	46,600	3,994,086
Road & Rail (7.7%)
Canadian Pacific Railway, Ltd. (c)	82,900	15,974,001
Kansas City Southern	56,400	6,882,492
Union Pacific Corp.	130,900	15,594,117
		38,450,610
Information Technology (28.9%)
Computers & Peripherals (5.2%)
Apple, Inc.	234,788	25,915,900
Internet Software & Services (7.6%)
Facebook, Inc. – Class A (b)	178,900	13,957,778
Google, Inc. – Class A (b)	13,800	7,323,108
Google, Inc. – Class C (b)	17,100	9,001,440
LinkedIn Corp. – Class A (b)	21,000	4,823,910
Twitter, Inc. (b)	80,900	2,901,883
		38,008,119
IT Services (9.8%)
Cognizant Technology Solutions Corp. – Class A (b)	142,100	7,482,986
FleetCor Technologies, Inc. (b)	20,400	3,033,684
Mastercard, Inc. – Class A	262,300	22,599,768
Visa, Inc. – Class A	61,300	16,072,860
		49,189,298
Semiconductors & Semiconductor Equipment (4.8%)
Applied Materials, Inc.	544,000	13,556,480
Lam Research Corp.	31,600	2,507,144
NXP Semiconductor NV (b) (c)	103,510	7,908,164
		23,971,788

See accompanying notes to financial statements.

SFT Ivy® Growth Fund
Investments in Securities – continued

	Shares	Value(a)
Software (1.5%)
Adobe Systems, Inc. (b)	106,100	$7,713,470
Materials (1.2%)
Chemicals (1.2%)
PPG Industries, Inc.	25,500	5,894,325
Telecommunication Services (0.7%)
Wireless Telecommunication Services (0.7%)
SBA Communications Corp. – Class A (b)	33,700	3,732,612
Total common stocks (cost: $427,563,531)		487,791,862
Short-Term Securities (2.9%)
Investment Companies (2.9%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.000%	14,520,564	14,520,564
Total short-term securities (cost: $14,520,564)		14,520,564
Total investments in securities (cost: $442,084,095) (d)		502,312,426
Liabilities in excess of cash and other assets (-0.3%)		(1,737,738)
Total net assets (100.0%)		$500,574,688

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 6.9% of net assets in foreign securities at December 31, 2014.

(d)  At December 31, 2014 the cost of securities for federal income tax purposes was $442,099,561. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$67,845,723
Gross unrealized depreciation	(7,632,858)
Net unrealized appreciation	$60,212,865

See accompanying notes to financial statements.

SFT Ivy® Small Cap Growth Fund
Investments in Securities

December 31, 2014

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (97.2%)
Consumer Discretionary (11.6%)
Hotels, Restaurants & Leisure (6.7%)
Krispy Kreme Doughnuts, Inc. (b)	263,800	$5,207,412
Panera Bread Co. – Class A (b)	40,700	7,114,360
		12,321,772
Household Durables (1.0%)
Harman International Industries, Inc.	16,800	1,792,728
Specialty Retail (3.9%)
Five Below, Inc. (b)	127,500	5,205,825
Zumiez, Inc. (b)	47,900	1,850,377
		7,056,202
Consumer Staples (3.0%)
Food Products (3.0%)
The Hain Celestial Group, Inc. (b)	94,000	5,479,260
Energy (3.0%)
Energy Equipment & Services (3.0%)
Dril-Quip, Inc. (b)	44,700	3,429,831
Helix Energy Solutions Group, Inc. (b)	93,600	2,031,120
		5,460,951
Financial (8.0%)
Capital Markets (3.5%)
Financial Engines, Inc.	89,100	3,256,605
HFF, Inc. – Class A	85,900	3,085,528
		6,342,133
Consumer Finance (4.5%)
PRA Group, Inc. (b)	141,000	8,168,130
Health Care (20.2%)
Health Care Equipment & Supplies (12.4%)
Cyberonics, Inc. (b)	112,600	6,269,568
DexCom, Inc. (b)	142,800	7,861,140
LDR Holding Corp. (b)	110,500	3,622,190
Novadaq Technologies, Inc. (b) (c)	125,600	2,087,472
The Spectranetics Corp. (b)	81,500	2,818,270
		22,658,640
Health Care Providers & Services (4.4%)
Acadia Healthcare Co., Inc. (b)	50,100	3,066,621
ExamWorks Group, Inc. (b)	119,700	4,978,323
		8,044,944
Health Care Technology (3.4%)
Medidata Solutions, Inc. (b)	67,600	3,227,900
Veeva Systems, Inc. – Class A (b)	109,600	2,894,536
		6,122,436
Industrials (22.8%)
Aerospace & Defense (2.5%)
Hexcel Corp. (b)	108,300	4,493,367
	Shares	Value(a)
Building Products (2.5%)
Apogee Enterprises, Inc.	44,300	$1,876,991
Trex Co., Inc. (b)	64,186	2,733,040
		4,610,031
Commercial Services & Supplies (1.6%)
Healthcare Services Group, Inc.	94,500	2,922,885
Electrical Equipment (2.2%)
Acuity Brands, Inc.	28,500	3,991,995
Machinery (9.4%)
RBC Bearings, Inc.	45,431	2,931,662
Tennant Co.	52,100	3,760,057
The Middleby Corp. (b)	51,900	5,143,290
The Toro Co.	84,800	5,411,088
		17,246,097
Professional Services (1.8%)
WageWorks, Inc. (b)	49,800	3,215,586
Trading Companies & Distributors (2.8%)
Rush Enterprises, Inc. – Class A (b)	78,000	2,499,900
Watsco, Inc.	24,000	2,568,000
		5,067,900
Information Technology (28.6%)
Electronic Equipment, Instruments & Components (4.9%)
Cognex Corp. (b)	92,900	3,839,557
FEI Co.	57,400	5,186,090
		9,025,647
Internet Software & Services (4.7%)
Amber Road, Inc. (b)	112,400	1,148,728
Cornerstone OnDemand, Inc. (b)	74,400	2,618,880
Xoom Corp. (b)	270,500	4,736,455
		8,504,063
IT Services (4.5%)
EVERTEC, Inc.	81,500	1,803,595
Virtusa Corp. (b)	154,153	6,423,555
		8,227,150
Software (14.5%)
Factset Research Systems, Inc.	23,500	3,307,625
Guidewire Software, Inc. (b)	80,000	4,050,400
Manhattan Associates, Inc. (b)	54,900	2,235,528
Monotype Imaging Holdings, Inc.	74,400	2,144,952
Proofpoint, Inc. (b)	47,200	2,276,456
The Ultimate Software Group, Inc. (b)	37,000	5,432,155
Tyler Technologies, Inc. (b)	63,900	6,993,216
		26,440,332
Total common stocks (cost: $162,249,910)		177,192,249

See accompanying notes to financial statements.

SFT Ivy® Small Cap Growth Fund
Investments in Securities – continued

	Shares	Value(a)
Short-Term Securities (3.3%)
Investment Companies (3.3%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.000%	5,936,232	$5,936,232
Total short-term securities (cost: $5,936,232)		5,936,232
Total investments in securities (cost: $168,186,142) (d)		183,128,481
Liabilities in excess of cash and other assets (-0.5%)		(844,233)
Total net assets (100.0%)		$182,284,248

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 1.1% of net assets in foreign securities at December 31, 2014.

(d)  At December 31, 2014 the cost of securities for federal income tax purposes was $168,357,926. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$20,236,339
Gross unrealized depreciation	(5,465,784)
Net unrealized appreciation	$14,770,555

See accompanying notes to financial statements.

SFT Pyramis® Core Equity Fund
Investments in Securities

December 31, 2014

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (98.8%)
Consumer Discretionary (13.0%)
Auto Components (1.2%)
Delphi Automotive PLC (b)	22,810	$1,658,743
Hotels, Restaurants & Leisure (1.1%)
Starbucks Corp.	18,990	1,558,130
Household Durables (0.8%)
Mohawk Industries, Inc. (c)	7,320	1,137,235
Media (7.0%)
Comcast Corp. – Class A	58,930	3,418,529
McGraw Hill Financial, Inc.	16,700	1,485,966
Time Warner, Inc.	30,710	2,623,248
Twenty-First Century Fox, Inc. – Class A	61,540	2,363,444
		9,891,187
Multiline Retail (0.9%)
Dollar General Corp. (c)	18,270	1,291,689
Specialty Retail (1.2%)
The Home Depot, Inc.	16,470	1,728,856
Textiles, Apparel & Luxury Goods (0.8%)
Michael Kors Holdings, Ltd. (b) (c)	16,000	1,201,600
Consumer Staples (9.7%)
Beverages (2.9%)
Constellation Brands, Inc. – Class A (c)	15,980	1,568,757
The Coca-Cola Co.	60,680	2,561,909
		4,130,666
Food & Staples Retailing (2.8%)
CVS Health Corp.	22,260	2,143,861
The Kroger Co.	29,100	1,868,511
		4,012,372
Food Products (1.2%)
Mondelez International, Inc. – Class A	45,230	1,642,980
Household Products (1.0%)
The Procter & Gamble Co.	15,690	1,429,202
Personal Care (1.0%)
The Estee Lauder Cos., Inc. – Class A	19,260	1,467,612
Tobacco (0.8%)
Lorillard, Inc.	18,000	1,132,920
Energy (8.1%)
Energy Equipment & Services (2.4%)
FMC Technologies, Inc. (c)	16,530	774,265
National Oilwell Varco, Inc.	8,810	577,319
Schlumberger, Ltd.	25,090	2,142,937
		3,494,521
	Shares	Value(a)
Oil, Gas & Consumable Fuels (5.7%)
Chevron Corp.	35,920	$4,029,506
EQT Corp.	18,660	1,412,562
Hess Corp.	9,220	680,620
Marathon Petroleum Corp.	13,550	1,223,023
Occidental Petroleum Corp.	8,670	698,889
		8,044,600
Financial (15.3%)
Capital Markets (1.6%)
Invesco, Ltd.	27,220	1,075,734
State Street Corp.	15,890	1,247,365
		2,323,099
Commercial Banks (6.9%)
Bank of America Corp.	205,490	3,676,216
Citigroup, Inc.	69,970	3,786,077
JPMorgan Chase & Co.	11,140	697,141
M&T Bank Corp.	6,560	824,067
Regions Financial Corp.	75,320	795,379
		9,778,880
Consumer Finance (1.6%)
Capital One Financial Corp.	28,180	2,326,259
Insurance (2.7%)
American International Group, Inc.	42,410	2,375,384
MetLife, Inc.	27,140	1,468,003
		3,843,387
Office REITs (1.2%)
Boston Properties, Inc.	13,040	1,678,118
Real Estate Services (1.3%)
CBRE Group, Inc. – Class A (c)	52,270	1,790,247
Health Care (14.3%)
Biotechnology (3.7%)
BioMarin Pharmaceutical, Inc. (c)	27,190	2,457,976
Medivation, Inc. (c)	11,330	1,128,581
Vertex Pharmaceuticals, Inc. (c)	13,960	1,658,448
		5,245,005
Health Care Equipment & Supplies (1.3%)
Medtronic, Inc.	26,260	1,895,972
Health Care Providers & Services (2.9%)
Catamaran Corp. (b) (c)	20,900	1,081,575
HCA Holdings, Inc. (c)	19,130	1,403,951
McKesson Corp.	7,580	1,573,456
		4,058,982
Life Sciences Tools & Services (0.5%)
Agilent Technologies, Inc.	17,020	696,799

See accompanying notes to financial statements.

SFT Pyramis® Core Equity Fund
Investments in Securities – continued

	Shares	Value(a)
Pharmaceuticals (5.9%)
Bristol-Myers Squibb Co.	30,140	$1,779,164
Salix Pharmaceuticals, Ltd. (c)	13,420	1,542,495
Shire PLC , ADR (b)	6,100	1,296,494
Valeant Pharmaceuticals International, Inc. (c)	18,550	2,654,691
Zoetis, Inc.	27,170	1,169,125
		8,441,969
Industrials (10.4%)
Aerospace & Defense (1.6%)
The Boeing Co.	7,780	1,011,245
United Technologies Corp.	10,630	1,222,450
		2,233,695
Air Freight & Logistics (1.4%)
FedEx Corp.	11,550	2,005,773
Airlines (1.1%)
American Airlines Group, Inc.	29,640	1,589,593
Electrical Equipment (0.5%)
Eaton Corp. PLC	10,400	706,784
Industrial Conglomerates (1.3%)
Danaher Corp.	20,660	1,770,769
Machinery (3.0%)
Cummins, Inc.	7,450	1,074,067
Ingersoll-Rand PLC	24,260	1,537,841
Pall Corp.	16,330	1,652,759
		4,264,667
Road & Rail (1.5%)
Union Pacific Corp.	17,880	2,130,044
Information Technology (19.5%)
Communications Equipment (2.3%)
QUALCOMM, Inc.	43,710	3,248,964
Computers & Peripherals (2.7%)
Apple, Inc.	34,150	3,769,477
Internet Software & Services (5.8%)
eBay, Inc. (c)	24,360	1,367,083
Facebook, Inc. – Class A (c)	33,990	2,651,900
Google, Inc. – Class A (c)	7,440	3,948,111
Yelp, Inc. (c)	3,730	204,143
		8,171,237
IT Services (1.6%)
Fidelity National Information Services, Inc.	22,410	1,393,902
Total System Services, Inc.	24,920	846,283
		2,240,185
Semiconductors & Semiconductor Equipment (0.9%)
NXP Semiconductor NV (b) (c)	17,500	1,337,000
Software (6.2%)
Adobe Systems, Inc. (c)	21,240	1,544,148
Microsoft Corp.	106,870	4,964,111
Oracle Corp.	51,710	2,325,399
		8,833,658
	Shares	Value(a)
Materials (3.2%)
Chemicals (3.2%)
Ashland, Inc.	16,360	$1,959,274
CF Industries Holdings, Inc.	4,250	1,158,295
LyondellBasell Industries NV – Class A	17,090	1,356,775
		4,474,344
Telecommunication Services (2.1%)
Diversified Telecommunication Services (1.3%)
Verizon Communications, Inc.	39,640	1,854,359
Wireless Telecommunication Services (0.8%)
SBA Communications Corp. – Class A (c)	7,010	776,428
T-Mobile US, Inc. (c)	13,710	369,347
		1,145,775
Utilities (3.2%)
Electric Utilities (3.2%)
American Electric Power Co., Inc.	37,090	2,252,105
Edison International	34,140	2,235,487
		4,487,592
Total common stocks (cost: $129,638,413)		140,164,946
Short-Term Securities (1.4%)
Investment Companies (1.4%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.000%	2,015,430	2,015,430
Total short-term securities (cost: $2,015,430)		2,015,430
Total investments in securities (cost: $131,653,843) (d)		142,180,376
Liabilities in excess of cash and other assets (-0.2%)		(245,854)
Total net assets (100.0%)		$141,934,522

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Foreign security: The Fund held 4.6% of net assets in foreign securities at December 31, 2014.

(c)  Non-income producing security.

(d)  At December 31, 2014 the cost of securities for federal income tax purposes was $131,857,904. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$13,342,826
Gross unrealized depreciation	(3,020,354)
Net unrealized appreciation	$10,322,472

See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities

December 31, 2014

(Percentages of each investment category relate to total net assets)

	Shares	Value(a)
Common Stocks (99.6%)
Consumer Discretionary (5.8%)
Auto Components (0.1%)
Johnson Controls, Inc.	7,400	$357,716
Hotels, Restaurants & Leisure (1.6%)
Carnival Corp.	61,500	2,787,795
McDonald's Corp.	9,500	890,150
		3,677,945
Media (1.9%)
Comcast Corp. – Class A	33,700	1,939,940
Time Warner, Inc.	6,200	529,604
Viacom, Inc. – Class B	26,900	2,024,225
		4,493,769
Multiline Retail (0.7%)
JC Penney Co., Inc. (b)	118,200	765,936
Kohl's Corp.	12,600	769,104
		1,535,040
Specialty Retail (1.5%)
Lowe's Cos., Inc.	50,100	3,446,880
Consumer Staples (7.7%)
Beverages (1.1%)
Coca-Cola Enterprises, Inc.	10,700	473,154
Dr Pepper Snapple Group, Inc.	20,700	1,483,776
PepsiCo, Inc.	5,700	538,992
		2,495,922
Food & Staples Retailing (1.7%)
Rite Aid Corp. (b)	179,400	1,349,088
Sysco Corp.	67,300	2,671,137
		4,020,225
Food Products (3.4%)
Bunge, Ltd.	26,200	2,381,842
ConAgra Foods, Inc.	48,500	1,759,580
Ingredion, Inc.	32,200	2,731,848
Kellogg Co.	12,500	818,000
The JM Smucker Co.	2,600	262,548
		7,953,818
Household Products (0.5%)
Energizer Holdings, Inc.	6,400	822,784
The Procter & Gamble Co.	3,100	282,379
		1,105,163
Tobacco (1.0%)
Philip Morris International, Inc.	30,600	2,492,370
Energy (4.2%)
Oil, Gas & Consumable Fuels (4.2%)
Apache Corp.	42,600	2,669,742
California Resources Corp. (b)	14,400	79,344
Canadian Natural Resources, Ltd. (c)	43,700	1,349,456
Cimarex Energy Co.	9,300	985,800
	Shares	Value(a)
Concho Resources, Inc. (b)	5,500	$548,625
Consol Energy, Inc.	14,100	476,721
Marathon Oil Corp.	40,200	1,137,258
Pioneer Natural Resources Co.	12,400	1,845,740
Whiting Petroleum Corp. (b)	19,200	633,600
		9,726,286
Financial (23.2%)
Capital Markets (5.1%)
Ameriprise Financial, Inc.	7,600	1,005,100
Invesco, Ltd.	25,900	1,023,568
Morgan Stanley	121,400	4,710,320
State Street Corp.	36,900	2,896,650
The Bank of New York Mellon Corp.	56,000	2,271,920
		11,907,558
Commercial Banks (10.1%)
Bank of America Corp.	289,200	5,173,788
Barclays PLC (c)	308,996	1,173,188
Citigroup, Inc.	101,900	5,513,809
JPMorgan Chase & Co.	88,600	5,544,588
Royal Bank of Scotland Group PLC (b) (c)	43,171	265,488
The PNC Financial Services Group, Inc.	17,300	1,578,279
UniCredit SpA (c)	35,857	231,479
US Bancorp	8,600	386,570
Wells Fargo & Co.	68,000	3,727,760
		23,594,949
Consumer Finance (0.7%)
Discover Financial Services	24,800	1,624,152
Diversified Financial Services (0.7%)
Intercontinental Exchange, Inc.	7,700	1,688,533
Insurance (4.6%)
Genworth Financial, Inc. – Class A (b)	51,900	441,150
Marsh & McLennan Cos., Inc.	39,700	2,272,428
MetLife, Inc.	95,600	5,171,004
The Allstate Corp.	12,900	906,225
Willis Group Holdings PLC (c)	6,500	291,265
XL Group PLC (c)	45,800	1,574,146
		10,656,218
Office REITs (0.2%)
Digital Realty Trust, Inc.	7,700	510,510
Specialized REITs (1.8%)
Weyerhaeuser Co.	114,800	4,120,172
Health Care (20.7%)
Biotechnology (0.7%)
Amgen, Inc.	9,200	1,465,468
Gilead Sciences, Inc. (b)	2,600	245,076
		1,710,544

See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities – continued

	Shares	Value(a)
Health Care Equipment & Supplies (1.6%)
Covidien PLC (c)	17,800	$1,820,584
Medtronic, Inc.	26,700	1,927,740
		3,748,324
Health Care Providers & Services (6.4%)
Aetna, Inc.	17,500	1,554,525
Anthem, Inc.	19,900	2,500,833
Cigna Corp.	30,900	3,179,919
DaVita HealthCare Partners, Inc. (b)	9,900	749,826
HCA Holdings, Inc. (b)	48,800	3,581,432
UnitedHealth Group, Inc.	33,700	3,406,733
		14,973,268
Life Sciences Tools & Services (3.3%)
Agilent Technologies, Inc.	65,200	2,669,288
Thermo Fisher Scientific, Inc.	39,000	4,886,310
		7,555,598
Pharmaceuticals (8.7%)
AbbVie, Inc.	42,500	2,781,200
Hospira, Inc. (b)	31,700	1,941,625
Johnson & Johnson	2,900	303,253
Merck & Co., Inc.	94,400	5,360,976
Mylan, Inc. (b)	29,000	1,634,730
Novartis AG (c)	20,983	1,950,164
Pfizer, Inc.	204,300	6,363,945
		20,335,893
Industrials (15.9%)
Aerospace & Defense (5.7%)
Honeywell International, Inc.	39,600	3,956,832
The Boeing Co.	37,500	4,874,250
United Technologies Corp.	38,900	4,473,500
		13,304,582
Airlines (4.1%)
American Airlines Group, Inc.	176,400	9,460,332
Industrial Conglomerates (6.1%)
3M Co.	9,600	1,577,472
Danaher Corp.	24,400	2,091,324
General Electric Co.	376,200	9,506,574
Textron, Inc.	26,100	1,099,071
		14,274,441
Information Technology (9.0%)
Communications Equipment (1.9%)
Cisco Systems, Inc.	103,800	2,887,197
Motorola Solutions, Inc.	9,200	617,136
QUALCOMM, Inc.	12,900	958,857
		4,463,190
Computers & Peripherals (0.6%)
Western Digital Corp.	12,900	1,428,030
Electronic Equipment, Instruments & Components (0.9%)
Keysight Technologies, Inc. (b)	34,300	1,158,311
Seagate Technology PLC	15,200	1,010,800
		2,169,111
	Shares	Value(a)
IT Services (0.7%)
The Western Union Co.	95,500	$1,710,405
Office Electronics (1.6%)
Xerox Corp.	262,700	3,641,022
Semiconductors & Semiconductor Equipment (2.7%)
Applied Materials, Inc.	7,800	194,376
Micron Technology, Inc. (b)	92,200	3,227,922
Texas Instruments, Inc.	51,800	2,769,487
		6,191,785
Software (0.6%)
CA, Inc.	41,900	1,275,855
Microsoft Corp.	4,900	227,605
		1,503,460
Materials (4.4%)
Chemicals (2.4%)
Ashland, Inc.	14,000	1,676,640
Celanese Corp. – Series A	45,200	2,710,192
LyondellBasell Industries NV – Class A	15,000	1,190,850
		5,577,682
Construction Materials (0.4%)
Vulcan Materials Co.	14,200	933,366
Metals & Mining (0.3%)
Steel Dynamics, Inc.	33,700	665,238
Paper & Forest Products (1.3%)
International Paper Co.	30,100	1,612,758
West Fraser Timber Co., Ltd. (c)	24,200	1,388,797
		3,001,555
Telecommunication Services (0.4%)
Wireless Telecommunication Services (0.4%)
T-Mobile US, Inc. (b)	34,400	926,736
Utilities (8.3%)
Electric Utilities (4.4%)
American Electric Power Co., Inc.	42,300	2,568,456
Entergy Corp.	21,000	1,837,080
Exelon Corp.	76,200	2,825,496
FirstEnergy Corp.	77,300	3,013,927
		10,244,959
Independent Power Producers & Energy Traders (2.7%)
NRG Energy, Inc.	123,400	3,325,630
The AES Corp.	220,800	3,040,416
		6,366,046
Multi-Utilities (1.2%)
PG&E Corp.	50,100	2,667,324
Total common stocks (cost: $213,950,597)		232,260,117

See accompanying notes to financial statements.

SFT T. Rowe Price Value Fund
Investments in Securities – continued

	Shares	Value(a)
Short-Term Securities (0.5%)
Investment Companies (0.5%)
State Street Institutional U.S. Government Money Market Fund, current rate 0.000%	975,974	$975,974
T. Rowe Price Reserve Investment Fund, current rate 0.000%	84,363	84,363
Total short-term securities (cost: $1,060,337)		1,060,337
Total investments in securities (cost: $215,010,934) (d)		233,320,454
Liabilities in excess of cash and other assets (-0.1%)		(118,176)
Total net assets (100.0%)		$233,202,278

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Foreign security: The Fund held 4.3% of net assets in foreign securities at December 31, 2014.

(d)  At December 31, 2014 the cost of securities for federal income tax purposes was $215,113,957. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$23,893,016
Gross unrealized depreciation	(5,686,519)
Net unrealized appreciation	$18,206,497

See accompanying notes to financial statements.

Securian Funds Trust

Statements of Assets and Liabilities

December 31, 2014

	SFT Advantus Bond Fund	SFT Advantus Index 400 Mid-Cap Fund	SFT Advantus Index 500 Fund	SFT Advantus International Bond Fund		SFT Advantus Managed Volatility Fund		SFT Advantus Money Market Fund
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*
Unaffiliated issuers	$383,143,376	$234,260,355	$645,822,722	$115,726,349			$99,264,415		$86,563,056
Affiliated issuers (note 8)	–	–	–	–			32,071,660		–
Cash in bank on demand deposit	–	1,677	9,420	442,993	(a)		–		288
Foreign currency in bank on deposit (identified cost $1,361,391 and $4,825 for SFT Advantus International Bond Fund and SFT T. Rowe Price Value Fund)	–	–	–	1,289,576			–		–
Receivable for Fund shares sold	36,655	79,118	299,082	4			26,820		411,293
Receivable for investment securities sold (including paydowns)	–	2,276	–	917			–		–
Receivable for investment securities sold on a forward – commitment basis (note 2)	–	–	–	211,745			–		–
Dividends and accrued interest receivable	2,712,707	201,006	852,945	1,129,885			368,176		11,285
Receivable for refundable foreign income taxes withheld	479	–	–	284,134			–		–
Receivable from Adviser (note 4)	–	–	–	–			31,663		55,015
Unrealized appreciation on forward foreign currency contracts held, at value	–	–	–	9,186,726			–		–
Variation margin receivable	–	–	–	–			–		–
Prepaid expenses	4,089	4,089	4,089	4,089			4,089		4,089
Total assets	385,897,306	234,548,521	646,988,258	128,276,418			131,766,823		87,045,026
Liabilities
Bank overdraft	–	–	–	–			–		–
Payable for Fund shares repurchased	58,742	79,580	–	23,873			–		–
Payable for investment securities purchased	–	514,730	–	–			–		–
Payable for investment securities purchased on a forward – commitment basis (note 2)	11,131,062	–	–	197,664			–		–
Payable to Adviser	216,231	81,324	211,651	106,803			104,114		56,175
Accrued expenses	134,841	81,738	139,009	100,774			57,722		84,487
Unrealized depreciation on forward foreign currency contracts held, at value	–	–	–	2,725,127			–		–
Variation margin payable	28,188	68,286	196,885	10,204			558,217		–
Total liabilities	11,569,064	825,658	547,545	3,164,445			720,053		140,662
Net assets applicable to outstanding capital stock	$374,328,242	$233,722,863	$646,440,713	$125,111,973			$131,046,770		$86,904,364
Represented by:
Paid in capital**	$352,363,378	$108,410,238	$163,265,473	$106,095,616			$121,367,214		$86,944,828
Retained earnings (deficit)	21,964,864	125,312,625	483,175,240	19,016,357			9,679,556		(40,464)
Total	$374,328,242	$233,722,863	$646,440,713	$125,111,973			$131,046,770		$86,904,364
Net assets by class:
Class 1	$5,402,052	$15,417,520	$60,908,771	$938,207		$	N/A	$	N/A
Class 2	368,926,190	218,305,343	585,531,942	124,173,766			131,046,770		86,904,364
Net asset value per share of outstanding capital stock by class:
Class 1	2.148	3.640	7.737	2.517			N/A		N/A
Class 2	2.117	3.586	7.622	2.479			11.603		1.000
* Identified cost
Unaffiliated issuers	$371,120,094	$151,484,715	$242,727,153	$119,735,490			$98,604,928		$86,563,056
Affiliated issuers	–	–	–	–			27,000,000		–
** Shares outstanding by class:
Class 1	2,514,433	4,235,813	7,872,660	372,783			N/A		N/A
Class 2	174,304,749	60,879,318	76,823,177	50,084,249			11,294,569		86,946,894

(a)  An amount of $442,459 has been segregated to collateralize margin requirements for open centrally cleared swaps outstanding at December 31, 2014 for SFT Advantus International Bond Fund.

See accompanying notes to financial statements.

	SFT Advantus Mortgage Securities Fund	SFT Advantus Real Estate Securities Fund	SFT Ivy® Growth Fund		SFT Ivy® Small Cap Growth Fund		SFT Pyramis® Core Equity Fund	SFT T. Rowe Price Value Fund
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*
Unaffiliated issuers	$108,233,957	$146,137,170		$502,312,426		$183,128,481	$142,180,376		$233,320,454
Affiliated issuers (note 8)	–	–		–		–	–		–
Cash in bank on demand deposit	–	–		–		–	6,240		7,379
Foreign currency in bank on deposit (identified cost $1,361,391 and $4,825 for SFT Advantus International Bond Fund and SFT T. Rowe Price Value Fund)	–	–		–		–	–		4,818
Receivable for Fund shares sold	194,868	171,625		–		–	–		–
Receivable for investment securities sold (including paydowns)	–	952,196		–		–	–		33,318
Receivable for investment securities sold on a forward – commitment basis (note 2)	–	–		–		–	–		–
Dividends and accrued interest receivable	309,862	810,816		347,432		29,844	162,084		328,801
Receivable for refundable foreign income taxes withheld	–	–		–		–	–		–
Receivable from Adviser (note 4)	–	–		–		–	–		–
Unrealized appreciation on forward foreign currency contracts held, at value	–	–		–		–	–		–
Variation margin receivable	5,250	–		–		–	–		–
Prepaid expenses	4,089	4,089		4,089		4,089	4,089		4,089
Total assets	108,748,026	148,075,896		502,663,947		183,162,414	142,352,789		233,698,859
Liabilities
Bank overdraft	18	–		–		–	–		–
Payable for Fund shares repurchased	–	–		73,699		141,425	162,802		142,755
Payable for investment securities purchased	–	1,003,269		1,521,983		474,297	–		69,216
Payable for investment securities purchased on a forward – commitment basis (note 2)	10,436,836	–		–		–	–		–
Payable to Adviser	68,328	121,837		404,430		179,418	120,984		192,729
Accrued expenses	81,673	71,114		89,147		83,026	134,481		91,881
Unrealized depreciation on forward foreign currency contracts held, at value	–	–		–		–	–		–
Variation margin payable	–	–		–		–	–		–
Total liabilities	10,586,855	1,196,220		2,089,259		878,166	418,267		496,581
Net assets applicable to outstanding capital stock	$98,161,171	$146,879,676		$500,574,688		$182,284,248	$141,934,522		$233,202,278
Represented by:
Paid in capital**	$119,370,972	$74,316,124		$442,065,668		$168,442,430	$126,494,472		$214,632,612
Retained earnings (deficit)	(21,209,801)	72,563,552		58,509,020		13,841,818	15,440,050		18,569,666
Total	$98,161,171	$146,879,676		$500,574,688		$182,284,248	$141,934,522		$233,202,278
Net assets by class:
Class 1	$812,744	$5,489,143	$	N/A	$	N/A	$662,777	$	N/A
Class 2	97,348,427	141,390,533		500,574,688		182,284,248	141,271,745		233,202,278
Net asset value per share of outstanding capital stock by class:
Class 1	1.835	4.108		N/A		N/A	11.148		N/A
Class 2	1.808	4.047		11.253		10.810	11.129		10.836
* Identified cost
Unaffiliated issuers	$106,421,037	$114,813,531		$442,084,095		$168,186,142	$131,653,843		$215,010,934
Affiliated issuers	–	–		–		–	–		–
** Shares outstanding by class:
Class 1	442,900	1,336,185		N/A		N/A	59,454		N/A
Class 2	53,850,458	34,937,444		44,483,948		16,862,270	12,693,735		21,520,859

Securian Funds Trust

Statements of Operations

Year or period ended December 31, 2014

	SFT Advantus Bond Fund	SFT Advantus Index 400 Mid-Cap Fund	SFT Advantus Index 500 Fund	SFT Advantus International Bond Fund	SFT Advantus Managed Volatility Fund	SFT Advantus Money Market Fund
Investment Income
Interest (net of foreign withholding taxes of $127,999 for SFT Advantus International Bond Fund)[1]	$13,241,084	$93	$–	$4,896,615	$924,400	$91,019
Unaffiliated Dividends (net of foreign withholding taxes of $1,392, $292, $29,757, $870 and $30,517 for SFT Advantus Index 500 Fund, SFT Advantus Real Estate Securities Fund, SFT Ivy® Growth Fund, SFT Ivy® Small Cap Growth Fund and SFT T. Rowe Price Value Fund)	1,631	3,191,822	12,045,120	1,271	3,493	–
Total investment income	13,242,715	3,191,915	12,045,120	4,897,886	927,893	91,019
Expenses (note 4):
Investment advisory fee	1,486,378	344,115	895,508	773,566	524,632	262,635
Rule 12b-1 fees – class 2	916,832	538,580	1,384,891	320,171	201,781	218,862
Shareholder servicing fee	160,467	64,527	120,796	78,691	80,449	89,421
Audit and accounting services	48,880	43,214	44,894	51,615	40,586	49,971
Administrative services fee	40,794	36,711	36,488	42,998	36,711	42,998
Legal fees	19,453	15,521	17,071	18,509	28,820	19,998
Custodian fees	13,024	13,103	12,203	105,579	4,302	7,063
Printing and shareholder reports	5,598	5,598	5,857	5,598	15,560	5,598
Trustee's fees	16,689	16,689	16,689	16,689	18,169	16,689
S&P Licensing fee	–	13,311	36,185	520	–	–
Insurance	9,499	6,091	13,918	3,906	1,826	2,978
Other	34,663	20,133	44,110	14,257	4,248	14,733
Total expenses before fees waived	2,752,277	1,117,593	2,628,610	1,432,099	957,084	730,946
Less fees waived (note 4)	–	–	–	–	(309,108)	(639,927)
Total expenses net of fees waived	2,752,277	1,117,593	2,628,610	1,432,099	647,976	91,019
Investment income – net	10,490,438	2,074,322	9,416,510	3,465,787	279,917	–
Realized and unrealized gains (losses) on investments and foreign currencies:
Investments (note 3)
Unaffiliated issuers	5,778,820	18,098,550	18,750,562	1,341,874	(30,690)	–
Affiliated issuers (note 8)	–	–	–	–	–	–
Written options transactions	–	–	–	–	–	–
Swaps	–	–	–	(84,127)	–	–
Foreign currency transactions	–	–	–	634,107	–	–
Net increase from litigation payments	260,751	3,708	39,981	(15,416)	–	–
Futures transactions	(715,931)	425,838	1,615,523	–	2,864,128	–
Net change in unrealized appreciation or depreciation on:
Investments
Unaffiliated issuers	7,362,586	(67,330)	45,434,594	(9,000,981)	1,361,781	–
Affiliated issuers (note 8)	–	–	–	–	2,872,635	–
Options written	–	–	–	–	–	–
Swaps	–	–	–	(509,331)	–	–
Translation of assets and liabilities in foreign currency	–	–	–	6,407,256	–	–
Futures transactions	(610,954)	(123,345)	(451,504)	–	(783,744)	–
Net gains (losses) on investments	12,075,272	18,337,421	65,389,156	(1,226,618)	6,284,110	–
Net increase (decrease) in net assets resulting from operations	$22,565,710	$20,411,743	$74,805,666	$2,239,169	$6,564,027	$–

1  All income is from unaffiliated issuers.

2  The Fund commenced operations on May 1, 2014.

See accompanying notes to financial statements.

	SFT Advantus Mortgage Securities Fund	SFT Advantus Real Estate Securities Fund	SFT Ivy® Growth Fund[2]	SFT Ivy® Small Cap Growth Fund[2]	SFT Pyramis® Core Equity Fund[2]	SFT T. Rowe Price Value Fund[2]
Investment Income
Interest (net of foreign withholding taxes of $127,999 for SFT Advantus International Bond Fund)[1]	$2,305,396	$–	$23,223	$24,901	$–	$1,448
Unaffiliated Dividends (net of foreign withholding taxes of $1,392, $292, $29,757, $870 and $30,517 for SFT Advantus Index 500 Fund, SFT Advantus Real Estate Securities Fund, SFT Ivy® Growth Fund, SFT Ivy® Small Cap Growth Fund and SFT T. Rowe Price Value Fund)	1,899	3,398,471	3,706,624	584,893	1,550,839	3,293,916
Total investment income	2,307,295	3,398,471	3,729,847	609,794	1,550,839	3,295,364
Expenses (note 4):
Investment advisory fee	391,627	950,498	2,219,513	993,901	623,953	1,032,200
Rule 12b-1 fees – class 2	242,295	327,957	828,521	292,315	238,931	385,152
Shareholder servicing fee	62,965	61,728	67,259	59,609	113,934	63,821
Audit and accounting services	53,272	38,508	29,138	28,638	30,638	28,638
Administrative services fee	39,237	35,759	20,660	20,660	20,660	20,660
Legal fees	20,624	16,548	9,015	9,015	9,015	9,015
Custodian fees	8,789	8,657	14,448	12,064	9,568	18,199
Printing and shareholder reports	5,598	5,598	13,349	13,349	13,349	13,349
Trustee's fees	16,689	16,689	7,565	7,565	7,565	7,565
S&P Licensing fee	–	–	–	–	–	200
Insurance	3,211	3,669	818	818	818	818
Other	11,611	13,027	8,019	3,565	2,937	4,433
Total expenses before fees waived	855,918	1,478,638	3,218,305	1,441,499	1,071,368	1,584,050
Less fees waived (note 4)	–	–	–	–	–	–
Total expenses net of fees waived	855,918	1,478,638	3,218,305	1,441,499	1,071,368	1,584,050
Investment income – net	1,451,377	1,919,833	511,542	(831,705)	479,471	1,711,314
Realized and unrealized gains (losses) on investments and foreign currencies:
Investments (note 3)
Unaffiliated issuers	966,250	23,648,635	(2,224,376)	(268,816)	5,057,027	(1,449,030)
Affiliated issuers (note 8)	–	–	–	–	–	–
Written options transactions	–	3,681	–	–	–	–
Swaps	–	–	–	–	–	–
Foreign currency transactions	–	(112)	(6,550)	–	–	(1,469)
Net increase from litigation payments	105,230	–	–	–	–	–
Futures transactions	109,422	–	–	–	(622,981)	–
Net change in unrealized appreciation or depreciation on:
Investments
Unaffiliated issuers	2,762,663	10,025,003	60,228,331	14,942,339	10,526,533	18,309,520
Affiliated issuers (note 8)	–	–	–	–	–	–
Options written	–	2,944	–	–	–	–
Swaps	–	–	–	–	–	–
Translation of assets and liabilities in foreign currency	–	(47)	73	–	–	(669)
Futures transactions	83,255	–	–	–	–	–
Net gains (losses) on investments	4,026,820	33,680,104	57,997,478	14,673,523	14,960,579	16,858,352
Net increase (decrease) in net assets resulting from operations	$5,478,197	$35,599,937	$58,509,020	$13,841,818	$15,440,050	$18,569,666

Securian Funds Trust

Statements of Changes in Net Assets

Year or period ended December 31, 2014 and year or period ended December 31, 2013

	SFT Advantus Bond Fund		SFT Advantus Index 400 Mid-Cap Fund		SFT Advantus Index 500 Fund
	2014	2013	2014	2013	2014	2013
Operations:
Investment income – net	$10,490,438	$9,797,315	$2,074,322	$1,869,461	$9,416,510	$8,203,514
Net realized gains (losses) on investments	5,323,640	(679,000)	18,528,096	15,058,508	20,406,066	17,020,423
Net change in unrealized appreciation or depreciation of investments	6,751,632	(11,430,631)	(190,675)	42,054,025	44,983,090	114,353,349
Net increase (decrease) in net assets resulting from operations	22,565,710	(2,312,316)	20,411,743	58,981,994	74,805,666	139,577,286
Capital stock transactions:
Proceeds from sales
Class 1	1,088,939	1,885,184	2,793,272	4,001,073	20,039,931	20,081,318
Class 2	10,539,299	15,310,201	2,307,433	2,154,241	12,078,003	16,185,563
Payments for redemption of shares
Class 1	(401,562)	(611,121)	(1,485,358)	(717,232)	(1,619,213)	(2,129,564)
Class 2	(19,911,931)	(17,095,471)	(18,990,276)	(22,978,039)	(35,689,410)	(41,106,945)
Increase (decrease) in net assets from capital stock transactions	(8,685,255)	(511,207)	(15,374,929)	(17,539,957)	(5,190,689)	(6,969,628)
Total increase (decrease) in net assets	13,880,455	(2,823,523)	5,036,814	41,442,037	69,614,977	132,607,658
Net assets at beginning of period	360,447,787	363,271,310	228,686,049	187,244,012	576,825,736	444,218,078
Net assets at end of period	$374,328,242	$360,447,787	$233,722,863	$228,686,049	$646,440,713	$576,825,736
Capital share transactions:
Proceeds from sales
Class 1	517,670	931,654	807,007	1,429,483	2,759,483	3,468,128
Class 2	5,132,108	7,682,112	676,065	732,484	1,673,196	2,797,924
Net change from capital transactions	5,649,778	8,613,766	1,483,072	2,161,967	4,432,679	6,266,052
Payments for redemption of shares
Class 1	(192,513)	(301,333)	(422,915)	(243,347)	(220,570)	(364,822)
Class 2	(9,619,309)	(8,555,343)	(5,564,536)	(8,012,689)	(5,063,900)	(7,170,399)
Net change from capital transactions	(9,811,822)	(8,856,676)	(5,987,451)	(8,256,036)	(5,284,470)	(7,535,221)

1  The Fund commenced operations on May 1, 2013.
See accompanying notes to financial statements.

	SFT Advantus International Bond Fund		SFT Advantus Managed Volatility Fund[1]
	2014	2013	2014	2013
Operations:
Investment income – net	$3,465,787	$3,815,250	$279,917	$27,872
Net realized gains (losses) on investments	1,876,438	3,490,274	2,833,438	511,092
Net change in unrealized appreciation or depreciation of investments	(3,103,056)	(7,446,936)	3,450,672	2,576,565
Net increase (decrease) in net assets resulting from operations	2,239,169	(141,412)	6,564,027	3,115,529
Capital stock transactions:
Proceeds from sales
Class 1	206,840	243,440	–	–
Class 2	2,419,289	11,957,327	72,364,610	50,321,152
Payments for redemption of shares
Class 1	(38,489)	(96,765)	–	–
Class 2	(9,355,978)	(10,517,854)	(812,666)	(505,882)
Increase (decrease) in net assets from capital stock transactions	(6,768,338)	1,586,148	71,551,944	49,815,270
Total increase (decrease) in net assets	(4,529,169)	1,444,736	78,115,971	52,930,799
Net assets at beginning of period	129,641,142	128,196,406	52,930,799	–
Net assets at end of period	$125,111,973	$129,641,142	$131,046,770	$52,930,799
Capital share transactions:
Proceeds from sales
Class 1	81,804	99,286	–	–
Class 2	975,387	4,904,484	6,435,831	4,980,695
Net change from capital transactions	1,057,191	5,003,770	6,435,831	4,980,695
Payments for redemption of shares
Class 1	(15,250)	(39,037)	–	–
Class 2	(3,766,044)	(4,329,122)	(73,605)	(48,352)
Net change from capital transactions	(3,781,294)	(4,368,159)	(73,605)	(48,352)

Securian Funds Trust

Statements of Changes in Net Assets – continued

Year or period ended December 31, 2014 and year or period ended December 31, 2013

	SFT Advantus Money Market Fund		SFT Advantus Mortgage Securities Fund		SFT Advantus Real Estate Securities Fund
	2014	2013	2014	2013	2014	2013
Operations:
Investment income – net	$–	$–	$1,451,377	$1,382,451	$1,919,833	$1,406,986
Net realized gains (losses) on investments	–	(231)	1,180,902	(474,490)	23,652,204	10,700,211
Net change in unrealized appreciation or depreciation of investments	–	–	2,845,918	(2,801,405)	10,027,900	(10,905,076)
Net increase (decrease) in net assets resulting from operations	–	(231)	5,478,197	(1,893,444)	35,599,937	1,202,121
Capital stock transactions:
Proceeds from sales
Class 1	–	–	101,479	591,434	937,065	1,577,546
Class 2	25,862,636	45,437,939	3,621,084	6,779,404	13,531,097	10,206,849
Payments for redemption of shares
Class 1	–	–	(331,640)	(113,915)	(379,801)	(397,844)
Class 2	(28,381,528)	(51,872,244)	(7,263,304)	(6,231,374)	(19,274,268)	(6,971,852)
Increase (decrease) in net assets from capital stock transactions	(2,518,892)	(6,434,305)	(3,872,381)	1,025,549	(5,185,907)	4,414,699
Total increase (decrease) in net assets	(2,518,892)	(6,434,536)	1,605,816	(867,895)	30,414,030	5,616,820
Net assets at beginning of period	89,423,256	95,857,792	96,555,355	97,423,250	116,465,646	110,848,826
Net assets at end of period	$86,904,364	$89,423,256	$98,161,171	$96,555,355	$146,879,676	$116,465,646
Capital share transactions:
Proceeds from sales
Class 1	–	–	56,585	338,048	255,827	491,251
Class 2	25,862,637	45,437,939	2,044,593	3,942,956	3,874,913	3,189,672
Net change from capital transactions	25,862,637	45,437,939	2,101,178	4,281,004	4,130,740	3,680,923
Payments for redemption of shares
Class 1	–	–	(182,696)	(65,058)	(100,919)	(123,450)
Class 2	(28,381,528)	(51,872,244)	(4,106,052)	(3,604,243)	(5,260,831)	(2,164,506)
Net change from capital transactions	(28,381,528)	(51,872,244)	(4,288,748)	(3,669,301)	(5,361,750)	(2,287,956)

1  The Fund commenced operations on May 1, 2014.

See accompanying notes to financial statements.

	SFT Ivy® Growth Fund[1]	SFT Ivy® Small Cap Growth Fund[1]	SFT Pyramis® Core Equity Fund[1]	SFT T. Rowe Price Value Fund[1]
	2014	2014	2014	2014
Operations:
Investment income – net	$511,542	$(831,705)	$479,471	$1,711,314
Net realized gains (losses) on investments	(2,230,926)	(268,816)	4,434,046	(1,450,499)
Net change in unrealized appreciation or depreciation of investments	60,228,404	14,942,339	10,526,533	18,308,851
Net increase (decrease) in net assets resulting from operations	58,509,020	13,841,818	15,440,050	18,569,666
Capital stock transactions:
Proceeds from sales
Class 1	–	–	633,044	–
Class 2	481,022,463	177,134,855	144,294,431	230,523,628
Payments for redemption of shares
Class 1	–	–	(38,980)	–
Class 2	(38,956,795)	(8,692,425)	(18,394,023)	(15,891,016)
Increase (decrease) in net assets from capital stock transactions	442,065,668	168,442,430	126,494,472	214,632,612
Total increase (decrease) in net assets	500,574,688	182,284,248	141,934,522	233,202,278
Net assets at beginning of period	–	–	–	–
Net assets at end of period	$500,574,688	$182,284,248	$141,934,522	$233,202,278
Capital share transactions:
Proceeds from sales
Class 1	–	–	63,118	–
Class 2	48,099,534	17,711,636	14,422,514	23,044,990
Net change from capital transactions	48,099,534	17,711,636	14,485,632	23,044,990
Payments for redemption of shares
Class 1	–	–	(3,664)	–
Class 2	(3,615,586)	(849,366)	(1,728,779)	(1,524,131)
Net change from capital transactions	(3,615,586)	(849,366)	(1,732,443)	(1,524,131)

Securian Funds Trust
Financial Highlights

SFT Advantus Bond Fund

	Class 1 Shares
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$2.016	$2.024	$1.880	$1.736	$1.583
Income from investment operations:
Net investment income (a)	.064	.060	.055	.045	.067
Net gains (losses) (both realized and unrealized)	.068	(.068)	.089	.099	.086
Total from investment operations .	.132	(.008)	.144	.144	.153
Net asset value, end of period	$2.148	$2.016	$2.024	$1.880	$1.736
Total return (b)	6.56%	(0.40)%	7.69%	8.30%	9.69%
Net assets, end of period (in thousands)	$5,402	$4,414	$3,156	$421	$331
Ratios to average net assets:
Expenses (c)	.49%	.51%	.51%	.50%	.50%
Net investment income	3.07%	2.96%	2.77%	2.48%	3.94%
Portfolio turnover rate (excluding short-term securities)	193.5%	235.8%	205.5%	270.5%	247.1%
	Class 2 Shares
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$1.991	$2.004	$1.866	$1.727	$1.579
Income from investment operations:
Net investment income (a)	.058	.054	.047	.041	.064
Net gains (losses) (both realized and unrealized)	.068	(.067)	.091	.098	.084
Total from investment operations	.126	(.013)	.138	.139	.148
Net asset value, end of period	$2.117	$1.991	$2.004	$1.866	$1.727
Total return (b)	6.29%	(0.65)%	7.42%	8.03%	9.41%
Net assets, end of period (in thousands)	$368,926	$356,034	$360,115	$359,289	$365,923
Ratios to average net assets:
Expenses (c)	.74%	.76%	.76%	.75%	.75%
Net investment income	2.82%	2.71%	2.41%	2.26%	3.79%
Portfolio turnover rate (excluding short-term securities)	193.5%	235.8%	205.5%	270.5%	247.1%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Advantus Index 400 Mid-Cap Fund

	Class 1 Shares
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$3.324	$2.497	$2.124	$2.168	$1.717
Income from investment operations:
Net investment income (a)	.040	.034	.040	.021	.019
Net gains (losses) (both realized and unrealized)	.276	.793	.333	(.065)	.432
Total from investment operations	.316	.827	.373	(.044)	.451
Net asset value, end of period	$3.640	$3.324	$2.497	$2.124	$2.168
Total return (b)	9.51%	33.11%	17.54%	(2.02)%	26.24%
Net assets, end of period (in thousands)	$15,418	$12,802	$6,656	$249	$179
Ratios to average net assets:
Expenses (c)	.25%	.28%	.31%	.29%	.31%
Net investment income	1.15%	1.15%	1.65%	1.09%	1.02%
Portfolio turnover rate (excluding short-term securities)	12.0%	9.3%	8.0%	16.3%	13.2%
	Class 2 Shares
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$3.283	$2.472	$2.109	$2.157	$1.713
Income from investment operations:
Net investment income (a)	.030	.025	.023	.015	.014
Net gains (losses) (both realized and unrealized)	.273	.786	.340	(.063)	.430
Total from investment operations	.303	.811	.363	(.048)	.444
Net asset value, end of period	$3.586	$3.283	$2.472	$2.109	$2.157
Total return (b)	9.24%	32.78%	17.24%	(2.26)%	25.93%
Net assets, end of period (in thousands)	$218,305	$215,884	$180,588	$165,651	$182,525
Ratios to average net assets:
Expenses (c)	.50%	.53%	.56%	.54%	.56%
Net investment income	.89%	.87%	.99%	.82%	.74%
Portfolio turnover rate (excluding short-term securities)	12.0%	9.3%	8.0%	16.3%	13.2%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Advantus Index 500 Fund

	Class 1 Shares
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$6.822	$5.167	$4.465	$4.384	$3.818
Income from investment operations:
Net investment income (a)	.132	.115	.111	.083	.072
Net gains (losses) (both realized and unrealized)	.783	1.540	.591	(.002)	.494
Total from investment operations	.915	1.655	.702	.081	.566
Net asset value, end of period	$7.737	$6.822	$5.167	$4.465	$4.384
Total return (b)	13.41%	32.04%	15.71%	1.85%	14.82%
Net assets, end of period (in thousands)	$60,909	$36,387	$11,524	$421	$252
Ratios to average net assets:
Expenses (c)	.21%	.22%	.24%	.23%	.22%
Net investment income	1.83%	1.88%	2.19%	1.88%	1.82%
Portfolio turnover rate (excluding short-term securities)	4.8%	4.5%	2.6%	4.6%	4.1%
	Class 2 Shares
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$6.737	$5.115	$4.432	$4.362	$3.809
Income from investment operations:
Net investment income (a)	.110	.095	.088	.070	.061
Net gains (both realized and unrealized)	.775	1.527	.595	–	.492
Total from investment operations	.885	1.622	.683	.070	.553
Net asset value, end of period	$7.622	$6.737	$5.115	$4.432	$4.362
Total return (b)	13.13%	31.71%	15.42%	1.59%	14.54%
Net assets, end of period (in thousands)	$585,532	$540,439	$432,694	$418,980	$452,113
Ratios to average net assets:
Expenses (c)	.46%	.47%	.49%	.48%	.47%
Net investment income	1.56%	1.59%	1.80%	1.60%	1.55%
Portfolio turnover rate (excluding short-term securities)	4.8%	4.5%	2.6%	4.6%	4.1%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Advantus International Bond Fund

	Class 1 Shares
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$2.468	$2.464	$2.115	$2.116	$1.853
Income from investment operations:
Net investment income (a)	.074	.078	.086	.089	.094
Net gains (losses) (both realized and unrealized)	(.025)	(.074)	.263	(.090)	.169
Total from investment operations	.049	.004	.349	(.001)	.263
Net asset value, end of period	$2.517	$2.468	$2.464	$2.115	$2.116
Total return (b)	1.96%	0.17%	16.49%	(0.01)%	14.19%
Net assets, end of period (in thousands)	$938	$756	$606	$395	$293
Ratios to average net assets:
Expenses (c)	.86%	.87%	.94%	.95%	.95%
Net investment income	2.93%	3.18%	3.76%	4.07%	4.65%
Portfolio turnover rate (excluding short-term securities)	19.3%	17.7%	38.8%	18.8%	11.0%
	Class 2 Shares
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$2.438	$2.440	$2.100	$2.105	$1.848
Income from investment operations:
Net investment income (a)	.067	.071	.079	.083	.086
Net gains (losses) (both realized and unrealized)	(.026)	(.073)	.261	(.088)	.171
Total from investment operations	.041	(.002)	.340	(.005)	.257
Net asset value, end of period	$2.479	$2.438	$2.440	$2.100	$2.105
Total return (b)	1.70%	(0.08)%	16.20%	(0.26)%	13.90%
Net assets, end of period (in thousands)	$124,174	$128,885	$127,590	$110,987	$111,685
Ratios to average net assets:
Expenses (c)	1.11%	1.12%	1.19%	1.20%	1.19%
Net investment income	2.69%	2.92%	3.51%	3.85%	4.28%
Portfolio turnover rate (excluding short-term securities)	19.3%	17.7%	38.8%	18.8%	11.0%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Advantus Managed Volatility Fund

	Year or period ended December 31,
	2014	2013 (a)
Net asset value, beginning of period	$10.731	$10.000
Income from investment operations:
Net investment income (b)	.039	.008
Net gains (both realized and unrealized)	.833	.723
Total from investment operations	.872	.731
Net asset value, end of period	$11.603	$10.731
Total return (c)	8.12%	7.31%
Net assets, end of period (in thousands)	$131,047	$52,931
Ratios to average net assets:
Expenses before waiver (d)	1.19%	1.37	%(e)
Expenses net of waiver (d)(f)	.80%	.80	%(e)
Net investment income	.35%	.12	%(e)
Portfolio turnover rate (excluding short-term securities)	1.5%	32.1%

(a)  The Fund commenced operations on May 1, 2013.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f)  Ratio is net of fees waived by the advisor (see note 4).

Securian Funds Trust
Financial Highlights – continued

SFT Advantus Money Market Fund

	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income (a)	–	–	–	–	–
Total from investment operations	–	–	–	–	–
Dividends from net investment income	–	–	–	–	– (b)
Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000
Total return (c)	–%	–%	–%	–%	0.03%
Net assets, end of period (in thousands)	$86,904	$89,423	$95,858	$108,115	$106,901
Ratios to average net assets:
Expenses before waiver (d)	.83%	.86%	.83%	.69%	.78%
Expenses net of waiver (d)(e)	.10%	.13%	.17%	.14%	.23%
Net Investment Income	–%	–%	–%	–%	–%

(a)  Based on average shares outstanding during the year.

(b)  Amount represents less than $0.0005 per share.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Ratio is net of fees waived by the advisor and distributor (see note 4).

Securian Funds Trust
Financial Highlights – continued

SFT Advantus Mortgage Securities Fund

	Class 1 Shares
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$1.731	$1.761	$1.698	$1.587	$1.482
Income from investment operations:
Net investment income (a)	.031	.029	.038	.025	.048
Net gains (losses) (both realized and unrealized)	.073	(.059)	.025	.086	.057
Total from investment operations	.104	(.030)	.063	.111	.105
Net asset value, end of period	$1.835	$1.731	$1.761	$1.698	$1.587
Total return (b)	6.03%	(1.73)%	3.75%	7.00%	7.02%
Net assets, end of period (in thousands)	$813	$985	$521	$196	$157
Ratios to average net assets:
Expenses (c)	.63%	.68%	.68%	.63%	.62%
Net investment income	1.73%	1.67%	2.18%	1.54%	3.08%
Portfolio turnover rate (excluding short-term securities)	232.2%	370.7%	231.3%	241.8%	252.0%
	Class 2 Shares
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$1.709	$1.744	$1.685	$1.579	$1.479
Income from investment operations:
Net investment income (a)	.026	.025	.034	.022	.046
Net gains (losses) (both realized and unrealized)	.073	(.060)	.025	.084	.054
Total from investment operations	.099	(.035)	.059	.106	.100
Net asset value, end of period	$1.808	$1.709	$1.744	$1.685	$1.579
Total return (b)	5.76%	(1.98)%	3.49%	6.73%	6.76%
Net assets, end of period (in thousands)	$97,348	$95,570	$96,902	$105,053	$112,343
Ratios to average net assets:
Expenses (c)	.88%	.93%	.93%	.87%	.87%
Net investment income	1.48%	1.44%	1.98%	1.34%	3.00%
Portfolio turnover rate (excluding short-term securities)	232.2%	370.7%	231.3%	241.8%	252.0%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Advantus Real Estate Securities Fund

	Class 1 Shares
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$3.143	$3.100	$2.623	$2.482	$1.920
Income from investment operations:
Net investment income (a)	.062	.050	.052	.031	.030
Net gains (losses) (both realized and unrealized)	.903	(.007)	.425	.110	.532
Total from investment operations	.965	.043	.477	.141	.562
Net asset value, end of period	$4.108	$3.143	$3.100	$2.623	$2.482
Total return (b)	30.70%	1.40%	18.20%	5.68%	29.23%
Net assets, end of period (in thousands)	$5,489	$3,713	$2,522	$458	$308
Ratios to average net assets:
Expenses (c)	.85%	.90%	.93%	.92%	.94%
Net investment income	1.70%	1.55%	1.75%	2.44%	1.38%
Portfolio turnover rate (excluding short-term securities)	85.4%	39.8%	47.6%	57.7%	66.9%
	Class 2 Shares
	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$3.104	$3.069	$2.603	$2.469	$1.915
Income from investment operations:
Net investment income (a)	.050	.038	.034	.023	.020
Net gains (losses) (both realized and unrealized)	.893	(.003)	.432	.111	.534
Total from investment operations	.943	.035	.466	.134	.554
Net asset value, end of period	$4.047	$3.104	$3.069	$2.603	$2.469
Total return (b)	30.37%	1.15%	17.90%	5.42%	28.91%
Net assets, end of period (in thousands)	$141,391	$112,753	$108,327	$98,444	$101,801
Ratios to average net assets:
Expenses (c)	1.10%	1.15%	1.18%	1.16%	1.19%
Net investment income	1.40%	1.18%	1.16%	2.12%	.90%
Portfolio turnover rate (excluding short-term securities)	85.4%	39.8%	47.6%	57.7%	66.9%

(a)  Based on average shares outstanding during the year.

(b)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(c)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

Securian Funds Trust
Financial Highlights – continued

SFT Ivy® Growth Fund

	Period ended December 31, 2014 (a)
Net asset value, beginning of period	$10.000
Income from investment operations:
Net investment income (b)	.011
Net gains (both realized and unrealized)	1.242
Total from investment operations	1.253
Net asset value, end of period	$11.253
Total return (c)	12.53%
Net assets, end of period (in thousands)	$500,575
Ratios to average net assets:
Expenses (d)	.96	%(e)
Net investment income	.15	%(e)
Portfolio turnover rate (excluding short-term securities)	44.7%

(a)  The Fund commenced operations on May 1, 2014.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

Securian Funds Trust
Financial Highlights – continued

SFT Ivy® Small Cap Growth Fund

	Period ended December 31, 2014 (a)
Net asset value, beginning of period	$10.000
Income from investment operations:
Net investment income (b)	(.048)
Net gains (both realized and unrealized)	.858
Total from investment operations	.810
Net asset value, end of period	$10.810
Total return (c)	8.10%
Net assets, end of period (in thousands)	$182,284
Ratios to average net assets:
Expenses (d)	1.22	%(e)
Net investment income	(.71	)%(e)
Portfolio turnover rate (excluding short-term securities)	115.8%

(a)  The Fund commenced operations on May 1, 2014.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

Securian Funds Trust
Financial Highlights – continued

SFT Pyramis® Core Equity Fund

	Class 1 Shares
	Period ended December 31, 2014 (a)
Net asset value, beginning of period	$10.000
Income from investment operations:
Net investment income (b)	.053
Net gains (both realized and unrealized)	1.095
Total from investment operations	1.148
Net asset value, end of period	$11.148
Total return (c)	11.48%
Net assets, end of period (in thousands)	$663
Ratios to average net assets:
Expenses (d)	.86	%(e)
Net investment income	.74	%(e)
Portfolio turnover rate (excluding short-term securities)	54.2%
	Class 2 Shares
	Period ended December 31, 2014 (a)
Net asset value, beginning of period	$10.000
Income from investment operations:
Net investment income (b)	.035
Net gains (both realized and unrealized)	1.094
Total from investment operations	1.129
Net asset value, end of period	$11.129
Total return (c)	11.29%
Net assets, end of period (in thousands)	$141,272
Ratios to average net assets:
Expenses (d)	1.11	%(e)
Net investment income	.49	%(e)
Portfolio turnover rate (excluding short-term securities)	54.2%

(a)  The Fund commenced operations on May 1, 2014.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

Securian Funds Trust
Financial Highlights – continued

SFT T. Rowe Price Value Fund

	Period ended December 31, 2014 (a)
Net asset value, beginning of period	$10.000
Income from investment operations:
Net investment income (b)	.077
Net gains (both realized and unrealized)	.759
Total from investment operations	.836
Net asset value, end of period	$10.836
Total return (c)	8.36%
Net assets, end of period (in thousands)	$233,202
Ratios to average net assets:
Expenses (d)	1.02	%(e)
Net investment income	1.10	%(e)
Portfolio turnover rate (excluding short-term securities)	105.1%

(a)  The Fund commenced operations on May 1, 2014.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

Securian Funds Trust
Notes to Financial Statements

December 31, 2014

(1)  Organization

Securian Funds Trust (the "Trust") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a no-load, diversified open-end management investment company, except that SFT Advantus International Bond Fund operates as a non-diversified, open-end management investment company. The Trust is a series trust that includes several different Funds: SFT Advantus Bond, SFT Advantus Index 400 Mid-Cap, SFT Advantus Index 500, SFT Advantus International Bond, SFT Advantus Managed Volatility, SFT Advantus Money Market, SFT Advantus Mortgage Securities, SFT Advantus Real Estate Securities, SFT Ivy® Growth, SFT Ivy® Small Cap Growth, SFT Pyramis® Core Equity, and SFT T. Rowe Price Value Funds. The Trust's prospectus provides a detailed description of each Fund's investment objective, policies and strategies. The Funds issue two classes of shares: Class 1 and Class 2, except for the SFT Advantus Money Market Fund, SFT Advantus Managed Volatility Fund, SFT Ivy® Growth Fund, SFT Ivy® Small Cap Growth Fund, and SFT T. Rowe Price Value Fund which offer shares in only one class. Class 2 shares and shares of the SFT Money Market Fund, SFT Managed Volatility Fund, SFT Ivy® Growth Fund, SFT Ivy® Small Cap Growth Fund, and SFT T. Rowe Price Value Fund are subject to a 12b-1 distribution fee. Both classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that Class 1 shares are not subject to a 12b-1 distribution fee. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Each Fund, other than SFT Advantus Managed Volatility Fund and SFT T. Rowe Price Value Fund, qualifies for federal income tax purposes as a partnership under the Internal Revenue Code of 1986, as amended (the "Code"). SFT Advantus Managed Volatility Fund and SFT T. Rowe Price Value Fund are treated as disregarded entities for federal income tax purposes. A Fund is treated, for federal income tax purposes, as a partnership if it has more than one shareholder. If a Fund at any time has just one shareholder, as is the case for SFT Advantus Managed Volatility Fund and SFT T. Rowe Price Value Fund, it is treated as a disregarded entity for federal income tax purposes. While the Trust anticipates that each Fund, other than SFT Advantus Managed Volatility Fund and SFT T. Rowe Price Value Fund, will always have two shareholders, Minnesota Life Insurance Company ("Minnesota Life") and Securian Life Insurance Company ("Securian Life"), a wholly owned subsidiary of Minnesota Life, such ownership could change and accordingly a Fund may at some time have only one shareholder and would be treated as a disregarded entity for federal income tax purposes. A Fund's election to be treated as a partnership is not expected to result in any material adverse federal income tax consequences to any owner of a variable annuity contract or variable life insurance policy, or in the tax treatment of any such contract or policy.

The Trust accounts for the assets, liabilities and operations of each Fund separately. Shares of the Trust are not offered directly to the public, but sold only to Minnesota Life and Securian Life in connection with Minnesota Life and Securian Life variable contracts and policies, and to certain other separate accounts of life insurance affiliates of Minnesota Life and Securian Life, and may also be offered to certain qualified plans.

(2)  Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, "Financial Services—Investment Companies." The significant accounting policies followed consistently by the Trust are as follows:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, including disclosure of contingent assets and liabilities, as of the balance sheet date and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Securian Funds Trust
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

Investments in Securities

Each Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sale price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality and prepayment speeds, as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Advantus Capital Management, Inc. Valuation Committee ("the Committee") under the supervision of the Trust's Board of Trustees ("the Board") and in accordance with Board-approved valuation policies and procedures. The Board has delegated the daily oversight of the securities valuation function to the Committee whose members ensure the valuations comply with the valuation policies and affirms the reasonableness of the fair valuation determinations. The fair valued securities are reviewed by the Board at their quarterly meetings.

A Fund's investments will also be valued at fair value by the Valuation Committee if Advantus Capital determines that an event impacting the value of an investment occurred after the close of the security's primary exchange or market (for example, a foreign exchange or market) and before the time the Fund's share is calculated. If a significant event impacting the value of a security or group of securities occurs, the Valuation Committee is immediately notified and the members meet promptly to determine whether fair value pricing is needed in accordance with the Fund's valuation procedures and, if so, to approve the pricing methodology to be used.

Short-term securities, with the exception of those held in the SFT Advantus Money Market Fund, are valued at market. Pursuant to Rule 2a-7 of the 1940 Act, all securities in the SFT Advantus Money Market Fund are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1.00 per share. However, there is no assurance the SFT Advantus Money Market Fund will maintain the $1.00 net asset value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated using the first in, first out basis. Paydowns of securities are recorded as receivables as of the due date, which varies by the issuer. Dividend income is recognized on the ex-dividend date or upon dividend notification for certain foreign securities, and interest income, including amortization of bond premium and accretion of bond discount computed on an effective yield basis, is accrued daily.

Foreign Currency Translations and Forward Foreign Currency Contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund isolates the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Securian Funds Trust
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

SFT Advantus International Bond Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. A forward foreign currency contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date. SFT Advantus International Bond Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by SFT Advantus International Bond Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. SFT Advantus International Bond Fund is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward currency exchange contracts are obtained from an independent pricing source.

Futures Transactions

To gain exposure to, or protect itself from market changes, the Funds (excluding the SFT Advantus Money Market Fund) may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Funds may also buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value as determined by each relevant clearing agency and is aggregated at a Futures Commission Merchant (FCM) which is registered with the Commodity Futures Trading Commission (CFTC) or the applicable regulator. Subsequent payments (variation margin) are made or received by a Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. A Fund recognizes a realized gain or loss when the contract is closed or expired. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to a Fund's assets in the segregated account. For a listing of open futures contracts see the Investments in Securities for each Fund.

Interest Rate Swaps

The SFT Advantus International Bond Fund may enter into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange interest rate cash flows during the life of the agreement. Each party's payment obligation is computed based on different interest rates, applied to a notional amount. Interest rate swaps often exchange payments based on a fixed rate for payments linked to a floating rate (usually Libor).

These agreements are executed on a registered exchange ("centrally cleared interest rate swaps"), significantly reducing risk from counterparty default. Upon entering into an interest rate swap contract, a Fund is required to pledge an initial margin, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

Options Transactions

Each Fund (excluding the SFT Advantus Money Market Fund) may write (i.e., sell) covered call and secured put options and purchase and sell put and call options written by others. Options are a type of derivative financial instrument. The Funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is

Securian Funds Trust
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options.

Repurchase Agreements

Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, U.S. Government securities, U.S. Government-sponsored enterprise securities or corporate securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, a Fund may incur a loss upon disposition of the securities. Repurchase agreements are carried at amortized cost. At December 31, 2014, no Funds were invested in repurchase agreements.

Federal Taxes

None of the Funds in the Trust are recognized as regulated investment companies for federal income tax purposes, but instead are treated as a partnership as long as each Fund has more than one shareholder. A Fund with only a single shareholder, such as SFT Advantus Managed Volatility Fund and SFT T. Rowe Price Value Fund, will be taxed as a disregarded entity for federal income tax purposes. The Funds are not required to pay federal or Delaware income taxes on their net investment income and net capital gains, as each Fund is treated as either a partnership or a disregarded entity for federal income tax purposes. All interest, dividends, gains and losses of each Fund are deemed to have been "passed through" to the shareholders in proportion to its holdings of the Fund regardless of whether such interest, dividends or gains and losses have been distributed by the Fund.

The FASB, Accounting Standards Codification 740, Income Taxes (ASC 740), provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The Funds have evaluated the implications of ASC 740 for all open tax years, and have determined there is no impact to the Funds' financial statements as of the year ended December 31, 2014. The Funds' federal and state income returns for which the applicable statutes of limitations have not expired (2011, 2012, 2013) remain subject to examination by the Internal Revenue Service and states department of revenue.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences.

Distributions to Shareholders

Distributions to shareholders from net investment income, if any, for the SFT Advantus Money Market Fund are declared daily and reinvested at month-end in additional shares of capital stock. As partnerships, the Funds are not required to distribute taxable income, and Funds other than SFT Advantus Money Market Fund will not distribute taxable income.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities which have been purchased by a Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of December 31, 2014, the SFT Advantus Bond Fund and SFT Advantus

Securian Funds Trust
Notes to Financial Statements – continued

(2)  Summary of Significant Accounting Policies – (continued)

Mortgage Securities Fund had entered into outstanding, when-issued or forward commitments at fair value of $11,187,938 and $10,479,816, respectively. The Funds have segregated assets to cover such when-issued and forward commitments.

(3)  Investment Security Transactions

The cost of purchases and proceeds from sales of investment securities, other than temporary investments in short-term securities, for the year ended December 31, 2014 were as follows:

	Non-U.S. Government		U.S. Government*
	Purchases	Sales	Purchases	Sales
SFT Advantus Bond Fund	$140,675,493	$124,936,206	$569,684,498	$582,851,220
SFT Advantus Index 400 Mid-Cap Fund	26,775,200	36,965,536	–	–
SFT Advantus Index 500 Fund	29,952,412	27,971,784	–	–
SFT Advantus International Bond Fund	17,693,007	25,248,133	–	–
SFT Advantus Managed Volatility Fund	33,783,471	578,913	2,799,340	115,969
SFT Advantus Mortgage Securities Fund	11,554,740	8,198,395	209,837,023	215,303,838
SFT Advantus Real Estate Securities Fund	115,251,534	114,934,450	–	–
SFT Ivy® Growth Fund**	648,174,970	218,387,063	–	–
SFT Ivy® Small Cap Growth Fund**	360,940,129	198,421,403	–	–
SFT Pyramis® Core Equity Fund**	201,847,537	77,266,149	–	–
SFT T. Rowe Price Value Fund**	456,668,482	241,268,855	–	–

*  Includes U.S. government-sponsored enterprise securities.

**  The Fund commenced operations on 05/01/14.

(4)  Expenses and Related Party Transactions

The Funds have an investment advisory agreement with Advantus Capital, a wholly-owned subsidiary of Securian Financial Group, Inc. ("Securian Financial Group"). Under the advisory agreement, Advantus Capital manages the Funds' investments and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

Each Fund of the Trust pays Advantus Capital an annual fee, based on average daily net assets, in the following amounts:

Annual Fee on Net Assets
SFT Advantus Bond Fund	0.40% of net assets to $1 billion; and 0.35% of net assets exceeding $1 billion
SFT Advantus Index 400 Mid-Cap Fund	0.15% of net assets to $1 billion; and 0.10% of net assets exceeding $1 billion
SFT Advantus Index 500 Fund	0.15% of net assets to $1 billion; and 0.10% of net assets exceeding $1 billion
SFT Advantus International Bond Fund	0.60% of net assets to $1 billion; and 0.55% of net assets exceeding $1 billion
SFT Advantus Managed Volatility Fund	0.65% of all assets
SFT Advantus Money Market Fund	0.30% of net assets to $1 billion; and 0.25% of net assets exceeding $1 billion
SFT Advantus Mortgage Securities Fund	0.40% of net assets to $1 billion; and 0.35% of net assets exceeding $1 billion
SFT Advantus Real Estate Securities Fund	0.70% of net assets to $1 billion; and 0.65% of net assets exceeding $1 billion
SFT Ivy® Growth Fund	0.67% of net assets to $500 million; and 0.625% of next $300 million of net assets; and 0.60% of next $200 million of net assets; and 0.50% of net assets exceeding $1 billion
SFT Ivy® Small Cap Growth Fund	0.85% of net assets to $1 billion; and 0.80% of next $2 billion of net assets; and 0.76% of net assets exceeding $3 billion
SFT Pyramis® Core Equity Fund	0.65% of all assets
SFT T. Rowe Price Value Fund	0.67% of net assets to $1 billion; and 0.65% of next $1.5 billion of net assets; and 0.60% of net assets exceeding $2.5 billion

Securian Funds Trust
Notes to Financial Statements – continued

(4)  Expenses and Related Party Transactions – (continued)

Advantus Capital has a sub-advisory agreement with Franklin Advisers, Inc. ("Franklin"), a registered investment Advisor for the SFT Advantus International Bond Fund, under which Advantus Capital pays Franklin an annual fee of 0.37% based on average daily net assets.

Advantus Capital has a sub-advisory agreement with Waddell & Reed Investment Management Company ("WRIMCO"), a registered investment Advisor for the SFT Ivy® Growth Fund and the SFT Ivy® Small Cap Growth Fund, under which Advantus Capital pays WRIMCO an annual fee ranging from 0.33% to 0.55% and 0.40% to 0.82% respectively, based on average daily net assets.

Advantus Capital has a sub-advisory agreement with Pyramis Global Advisors, LLC ("Pyramis"), a registered investment Advisor for the SFT Pyramis® Core Equity Fund, under which Advantus Capital pays Pyramis an annual fee ranging from 0.31% to 0.33% based on average daily net assets.

Advantus Capital has a sub-advisory agreement with T. Rowe Price Associates, Inc. ("T. Rowe Price"), a registered investment Advisor for the SFT T. Rowe Price Value Fund, under which Advantus Capital pays T. Rowe Price an annual fee ranging from 0.30% to 0.50% based on average daily net assets.

The Trust bears certain other operating expenses including independent trustees' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, compensation paid to the Trust's Chief Compliance Officer, and other miscellaneous expenses. Each Fund will pay all expenses directly related to its individual operations. Operating expenses not attributable to a specific Fund will be allocated based upon the proportionate daily net assets of each Fund.

Administrative Services Fee

The Trust has an agreement with Securian Financial Group under which Securian Financial Group provides accounting, legal and other administrative services. Each Fund reimburses Securian Financial Group quarterly for the actual costs incurred in performing such services, as determined in accordance with Securian Financial Group's customary cost accounting procedures consistently applied. Total quarterly administrative fees by Fund range from $3,057 to $14,500.

Accounting Services

The Trust has an agreement with State Street Bank and Trust Company ("State Street") in which State Street provides daily fund accounting and investment administration services. In 2014, these fees ranged from .01% to .05% of net assets depending on the size and makeup of the respective Fund. The fees are based upon a calculation of multiple factors including base fees, size of assets, and certain other fees.

Distribution Fees

The Trust has adopted a Rule 12b-1 Distribution Plan which covers all of its Class 2 shares and its SFT Advantus Managed Volatility Fund, SFT Advantus Money Market Fund, SFT Ivy® Growth Fund, SFT Ivy® Small Cap Growth Fund, and SFT T. Rowe Price Value Fund ("Covered Funds"). Each Covered Fund pays distribution fees at the annual rate of .25% of the average daily net assets of the Covered Fund. These fees are paid out of the Covered Fund's assets, which reduces a Covered Fund's net assets as do other Covered Fund expenses. The fees are paid to Securian Financial Services, Inc. ("Securian Financial"), the Trust's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Covered Fund's shares. Securian Financial may also use the fees to pay insurance companies, dealers or others for certain non-distribution services as provided for in the Distribution Plan.

Net Investment Income Maintenance Agreement for the SFT Advantus Money Market Fund

Effective May 1, 2012, the Board of Trustees of the Trust approved a Restated Net Investment Income Maintenance Agreement among Securian Funds Trust (on behalf of SFT Advantus Money Market Fund), Advantus Capital and Securian Financial. Under such Agreement, Advantus Capital agrees to waive, reimburse

Securian Funds Trust
Notes to Financial Statements – continued

(4)  Expenses and Related Party Transactions – (continued)

or pay SFT Advantus Money Market Fund expenses so that the Fund's daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Advantus Capital and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the "Expense Waiver") on any day on which the Fund's net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Advantus Capital or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Advantus Capital and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund's net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund's net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund's expense ratio to exceed 1.25%. For the year ended December 31, 2014, the advisory, 12b-1 distribution and other fee waivers totaled $262,635, $218,862 and $158,430 respectively. These amounts are reflected as fees waived in the accompanying Statement of Operations. As of December 31, 2014, Advantus Capital and Securian Financial have collectively waived a cumulative total of $3,455,206 pursuant to the Agreement, including expenses waived under the prior agreement with Advantus Series Fund, Inc., of which $1,994,374 was eligible for recovery by Advantus Capital and Securian Financial as of such date. Amounts subject to potential recovery for the years ended December 31, 2015 and 2016 are $1,328,431 and $639,927 respectively. If Advantus Capital and Securian Financial exercise their rights to be paid such waived amounts, the Fund's future yield will be negatively affected for an indefinite period. The Agreement shall continue in effect following May 1, 2015, provided such continuance is specifically approved by a majority of the Trust's independent Trustees.

SFT Advantus Managed Volatility Fund Expense Waivers

Advantus Capital and the Trust, on behalf of the SFT Advantus Managed Volatility Fund, have entered into an Expense Limitation Agreement, dated May 1, 2013, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with the generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), to 0.80% of the Fund's average daily net assets through April 30, 2015. The Agreement renews annually for a full year each year thereafter unless terminated by Advantus Capital upon at least 30 days' notice prior to the end of a contract term. The Fund is authorized to reimburse Advantus Capital for management fees previously waived and/or for the cost of expenses previously paid by Advantus Capital pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse Advantus Capital in this manner only applies to fees waived or reimbursements made by Advantus Capital within the three fiscal years prior to the date of such reimbursement. For the year ended December 31, 2014, the advisory waivers totaled $309,108. This amount is reflected as fees waived in the accompanying Statement of Operations. As of December 31, 2014, Advantus Capital has waived a cumulative total of $439,975 pursuant to the Agreement, of which $439,975 was eligible for recovery by Advantus Capital and Securian Financial as of such date. Amounts subject to potential recovery for the years ended December 31, 2015 and 2016 are $439,975 and $130,867 respectively. To the extent that the Fund makes such reimbursements to Advantus Capital, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

(5)  Illiquid Securities

Each Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for the SFT Advantus Money Market Fund which limits its investment in illiquid securities to 5% of net

Securian Funds Trust
Notes to Financial Statements – continued

(5)  Illiquid Securities – (continued)

assets. At December 31, 2014, the SFT Advantus Bond Fund, SFT Advantus Mortgage Securities Fund and SFT Advantus Managed Volatility Fund held illiquid securities of $11,010,189, $2,426,775 and $498,254, respectively, which represent 2.9%, 2.5% and 0.4% of net assets, respectively. Pursuant to guidelines adopted by the Trust's Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

The following is a list of illiquid securities by fund, including acquisition date and cost, as of December 31, 2014:

	Acquisition Date	Cost
SFT Advantus Bond Fund
American Airlines 2013-2 Class B Pass Through Trust	12/17/2013	$1,662,197
BHN I Mortgage Fund	Various	69,485
Countryplace Manufactured Housing Contract Trust	06/29/2005	1,754,869
FAN Engine Securitization, Ltd.	10/18/2013	660,657
Hometown Commercial Mortgage	Various	1,430,684
JPMorgan Chase Commercial Mortgage Securities Corp.	03/22/2010	877,920
Multi Security Asset Trust	Various	2,561,547
Symetra Financial Corp.	Various	2,230,249
		$11,247,608
SFT Advantus Managed Volatility Fund
Aquarion Co.	08/19/2014	$497,950
SFT Advantus Mortgage Securities Fund
BHN I Mortgage Fund	Various	$62,475
CountryPlace Manufactured Housing Contract Trust	06/29/2005	283,794
FAN Engine Securitization, Ltd.	10/18/2013	176,687
Government National Mortgage Association (GNMA)	06/17/2003	533,496
Hometown Commercial Mortgage	11/28/2006	377,317
JPMorgan Chase Commercial Mortgage Securities Corp.	03/22/2010	281,323
Multi Security Asset Trust	Various	1,367,330
		$3,082,422

(6)  Fair Value Measurement

The Trust has established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs. The hierarchy also establishes a classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumption that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs include information market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the Trust's estimates about the assumptions market participants would use in valuing the financial asset and liability based on the best information available in the circumstances. Level 1 includes unadjusted quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, credit risk and prepayment speed). Level 3 includes unobservable inputs, which may include the advisor's own assumptions in determining the fair value of an investment or are based on independent non-binding broker quotes. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swaps, and written options.

Securian Funds Trust
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

The following is a summary of the levels used for the year ended December 31, 2014 in valuing the Fund's assets and liabilities (please see the Investments in Securities for each Fund for a listing of all securities within each category):

	Fair Value Measurement at December 31, 2014 using
Fund	Level 1	Level 2	Level 3	Total
SFT Advantus Bond Fund
Assets
Government Obligations	$–	$171,836,876	$–	$171,836,876
Asset-Backed Securities	–	19,844,118	–	19,844,118
Other Mortgage-Backed Securities	–	30,977,852	–	30,977,852
Corporate Obligations	–	146,202,161	–	146,202,161
Investment Companies	14,282,369	–	–	14,282,369
Total Investments	14,282,369	368,861,007	–	383,143,376
Other Financial Instruments* Futures Contracts	7,715	–	–	7,715
Liabilities
Other Financial Instruments* Futures Contracts	(170,235)	–	–	(170,235)
SFT Advantus Index 400 Mid-Cap Fund
Assets
Common Stocks	228,257,612	–	–	228,257,612
Investment Companies	6,002,743	–	–	6,002,743
Total Investments	234,260,355	–	–	234,260,355
Other Financial Instruments* Futures Contracts	23,266	–	–	23,266
SFT Advantus Index 500 Fund
Assets
Common Stocks	628,459,378	–	–	628,459,378
Investment Companies	17,363,344	–	–	17,363,344
Total Investments	645,822,722	–	–	645,822,722
Liabilities
Other Financial Instruments* Futures Contracts	(25,765)	–	–	(25,765)
SFT Advantus International Bond Fund
Assets
Long-Term Debt Securities	–	84,949,636	–	84,949,636
Short-Term Debt Securities	–	19,374,288	–	19,374,288
Investment Companies	11,402,425	–	–	11,402,425
Total Investments	11,402,425	104,323,924	–	115,726,349
Other Financial Instruments* Forward Foreign Currency Contracts	–	9,186,726	–	9,186,726
Interest Rate Swap Contracts	–	43,742	–	43,742
Liabilities
Other Financial Instruments* Forward Foreign Currency Contracts	–	(2,725,127)	–	(2,725,127)
Interest Rate Swap Contracts	–	(553,073)	–	(553,073)

Securian Funds Trust
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

	Fair Value Measurement at December 31, 2014 using
Fund	Level 1	Level 2	Level 3	Total
SFT Advantus Managed Volatility Fund
Assets
Government Obligations	$–	$5,227,661	$–	$5,227,661
Corporate Obligations	–	35,484,730	–	35,484,730
Investment Companies	90,623,684	–	–	90,623,684
Total Investments	90,623,684	40,712,391	–	131,336,075
Other Financial Instruments* Futures Contracts	303,669	–	–	303,669
Liabilities
Other Financial Instruments* Futures Contracts	(7,579)	–	–	(7,579)
SFT Advantus Money Market Fund
Assets
Commercial Paper	–	29,497,066	–	29,497,066
Corporate Bonds & Notes	–	7,015,095	–	7,015,095
U.S. Government Obligations	–	23,449,339	–	23,449,339
Other Short-Term Investments	–	6,611,253	–	6,611,253
Investment Companies	19,990,303	–	–	19,990,303
Total Investments	19,990,303	66,572,753	–	86,563,056
SFT Advantus Mortgage Securities Fund
Assets
Government Obligations	–	83,826,805	–	83,826,805
Asset-Backed Securities	–	4,439,410	–	4,439,410
Other Mortgage-Backed Securities	–	5,724,522	–	5,724,522
Corporate Obligations	–	1,080,086	–	1,080,086
Investment Companies	13,163,134	–	–	13,163,134
Total Investments	13,163,134	95,070,823	–	108,233,957
Other Financial Instruments* Futures Contracts	22,451	–	–	22,451
SFT Advantus Real Estate Securities Fund
Assets
Common Stocks	145,338,282	–	–	145,338,282
Investment Companies	798,888	–	–	798,888
Total Investments	146,137,170	–	–	146,137,170
SFT Ivy® Growth Fund
Assets
Common Stocks	487,791,862	–	–	487,791,862
Investment Companies	14,520,564	–	–	14,520,564
Total Investments	502,312,426	–	–	502,312,426
SFT Ivy® Small Cap Growth Fund
Assets
Common Stocks	177,192,249	–	–	177,192,249
Investment Companies	5,936,232	–	–	5,936,232
Total Investments	183,128,481	–	–	183,128,481
SFT Pyramis® Core Equity Fund
Assets
Common Stocks	140,164,946	–	–	140,164,946
Investment Companies	2,015,430	–	–	2,015,430
Total Investments	142,180,376	–	–	142,180,376

Securian Funds Trust
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

	Fair Value Measurement at December 31, 2014 using
Fund	Level 1	Level 2	Level 3	Total
SFT T. Rowe Price Value Fund
Assets
Common Stocks	$232,260,117	$–	$–	$232,260,117
Investment Companies	1,060,337	–	–	1,060,337
Total Investments	233,320,454	–	–	233,320,454

*  Investments in Other Financial Instruments are derivative instruments reflected in the Investments in Securities. All derivatives currently held, except written options, are reflected at the gross unrealized appreciation (depreciation) on the instruments.

Level 2 Measurements:

Government obligations comprised of U.S. Treasury, agency and government guaranteed fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spread of the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

Asset-backed and other mortgage-backed securities comprised of RMBS, CMBS and ABS fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans, etc.

Corporate obligations comprised of U.S. corporate and foreign corporate fixed maturity securities – These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer.

Long-term and short-term debt securities comprised of foreign government and state and political subdivision fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

Forward Foreign Currency and Interest Rate Swap Contracts – These derivatives are traded in the over-the-counter derivative market and are principally valued using market price quotations or industry recognized modeling techniques. The significant inputs to the models are observable in the market or can be derived from or corroborated by observable market data. These significant inputs may include interest rates, foreign currency exchange rates, interest rate curves, contractual terms, market prices, and measures of volatility.

Securian Funds Trust
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

Level 3 Measurements:

In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described above. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3.

Asset-backed and other mortgage-backed securities comprised of RMBS, CMBS and ABS securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data. Below investment grade securities and ABS supported by sub-prime mortgage loans included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2.

Corporate obligations comprised of U.S. corporate and foreign corporate securities – These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The Funds' policy is to recognize transfers between the levels as of the end of the year.

The following table presents the fiscal year-to-date activity of Level 3 securities held at the beginning and the end of the period. The Funds did not hold any significant investments with unobservable inputs categorized as Level 3 as of the end of the period.

Fund	Beginning Balance December 31, 2013	Purchases	Sales	Accrued discounts (premiums)	Total realized and unrealized gains (losses)	Transfers in to Level 3 (1)	Transfers out of Level 3 (1)	Ending Balance December 31, 2014	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2014
SFT Advantus Bond Fund
Other Mortgage Backed*	$3,091,136	$–	$(318,307)	$683	$214,778	$–	$(2,988,290)	$–	$–
Corporate Obligation	14,929,225	–	(6,567,005)	(34,394)	197,660	–	(8,525,486)	–	–
Total	18,020,361	–	(6,885,312)	(33,711)	412,438	–	(11,513,776)	–	–
SFT Advantus Managed Volatility Fund
Corporate Obligation	254,375	–	–	–	4,353	–	(258,728)	–	–
Total	254,375	–	–	–	4,353	–	(258,728)	–	–

Securian Funds Trust
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

Fund	Beginning Balance December 31, 2013	Purchases	Sales	Accrued discounts (premiums)	Total realized and unrealized gains (losses)	Transfers in to Level 3 (1)	Transfers out of Level 3 (1)	Ending Balance December 31, 2014	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2014
SFT Advantus Mortgage Securities Fund
Other Mortgage Backed*	$1,256,032	$–	$–	$300	$8,289	$–	$(1,264,621)	$–	$–
Total	1,256,032	–	–	300	8,289	–	(1,264,621)	–	–

*  Level 3 includes securities with a fair value of $0 as indicated in the Investments in Securities.

(1)  Financial assets were transferred from Level 3 to Level 2 as there was sufficient, reliable and observable market data to value these assets as of period end.

(7)  Derivative Instruments Reporting

The Trust provides, when applicable, disclosures of the location, by line item, of fair value amounts in the statement of financial position and the location, by line item, of amounts of gains and losses reported in the statement of financial performance. Generally the derivative instruments outstanding as of period end are disclosed in the Investments in Securities. The volume of derivative activity is indicative for all funds with the exception of futures contracts in the SFT Advantus Managed Volatility Fund and interest rate swap contracts in the SFT Advantus International Bond Fund. The volume of futures contracts for the SFT Advantus Managed Volatility Fund ranged from $29,337,000 to $59,667,000 base notional value averaging $42,146,000. The volume of interest rate swap contracts for SFT Advantus International Bond Fund ranged from $0 to $14,078,000 base notional value averaging $5,581,000.

Equity derivatives were purchased or sold to manage the SFT Advantus Index 500, SFT Advantus Index 400 Mid-Cap and SFT Advantus Managed Volatility Funds' shareholder liquidity and to attempt to replicate intended stock investments to maintain fully invested Funds.

The SFT Advantus Real Estate Securities Fund includes as a non-principal investment strategy the writing (selling) of covered call options. Generally, the strategy will write call options near a price target for the stock. The goal of the covered call strategy is to enhance income of the Fund through the receipt of premium income from the sale of the call, and to decrease volatility of the overall Fund.

Interest rate derivatives are used both to manage the average duration of a Fund's fixed income portfolio, as well as to hedge against the effects of interest rate changes on a portfolio's current or intended investments.

Foreign exchange derivatives were used to attempt to hedge against the effects of exchange rate changes within the SFT Advantus International Bond Fund's current or intended investments in foreign securities, as well as, to more efficiently obtain exposure to foreign currencies or to take advantage of cross currency markets in order to benefit from valuation differentials and shifts in pricing within the currency markets.

Securian Funds Trust
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

The tables below detail the risk exposure of each of the Funds from derivative instruments:

				Risk Exposure
Fund	Instrument Type	Total Value at December 31, 2014	Statement of Assets and Liabilities Location	Equity	Interest Rate	Foreign Exchange
SFT Advantus Bond Fund	Futures	$(162,520)	Variation margin receivable/payable*	$–	$(162,520)	$–
SFT Advantus Index 400 Mid-Cap Fund	Futures	23,266	Variation margin receivable/payable*	23,266	–	–
SFT Advantus Index 500 Fund	Futures	(25,765)	Variation margin receivable/payable*	(25,765)	–	–
SFT Advantus International Bond Fund	Foreign Currency Forwards	9,186,726	Unrealized appreciation on forward foreign currency contracts	–	–	9,186,726
	Foreign Currency Forwards	(2,725,127)	Unrealized depreciation on forward foreign currency contracts	–	–	(2,725,127)
	Swaps	(509,331)	Variation margin receivable/payable*	–	(509,331)	–
SFT Advantus Managed Volatility Fund	Futures	296,090	Variation margin receivable/payable*	303,669	(7,579)	–
SFT Advantus Mortgage Securities Fund	Futures	22,451	Variation margin receivable/payable*	–	22,451	–

*  Includes cumulative appreciation/depreciation of futures contracts and swaps as reported in the notes to the Schedules of Investments in Securities. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

				Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Instrument Type	Total Value for Period Ended December 31, 2014	Statement of Operations Location	Equity	Interest Rate	Foreign Exchange
SFT Advantus Bond Fund	Futures	$(715,931)	Net realized gains (losses) from futures transactions	$–	$(715,931)	$–
SFT Advantus Index 400 Mid-Cap Fund	Futures	425,838	Net realized gains (losses) from futures transactions	425,838	–	–
SFT Advantus Index 500 Fund	Futures	1,615,523	Net realized gains (losses) from futures transactions	1,615,523	–	–
SFT Advantus International Bond Fund	Foreign Currency Forwards	634,107	Net realized gains (losses) from foreign currency transactions	–	–	634,107
	Swaps	(84,127)	Net realized gains (losses) from swaps	–	(84,127)	–
SFT Advantus Managed Volatility Fund	Futures	2,864,128	Net realized gains (losses) from futures transactions	2,900,798	(36,670)	–
SFT Advantus Mortgage Securities Fund	Futures	109,422	Net realized gains (losses) from futures transactions	–	109,422	–

Securian Funds Trust
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

				Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Instrument Type	Total Value for Period Ended December 31, 2014	Statement of Operations Location	Equity	Interest Rate	Foreign Exchange
SFT Advantus Real Estate Securities Fund	Options	$3,681	Net realized gains (losses) from written options transactions	$3,681	$–	$–
SFT Pyramis® Core Equity Fund	Futures	(622,981)	Net realized gains (losses) from futures transactions	(622,981)	–	–
				Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Instrument Type	Total Value for Period Ended December 31, 2014	Statement of Operations Location	Equity	Interest Rate	Foreign Exchange
SFT Advantus Bond Fund	Futures	$(610,954)	Net change in unrealized appreciation or depreciation on futures transactions	$–	$(610,954)	$–
SFT Advantus Index 400 Mid-Cap Fund	Futures	(123,345)	Net change in unrealized appreciation or depreciation on futures transactions	(123,345)	–	–
SFT Advantus Index 500 Fund	Futures	(451,504)	Net change in unrealized appreciation or depreciation on futures transactions	(451,504)	–	–
SFT Advantus International Bond Fund	Foreign Currency Forwards	6,407,256	Net change in unrealized appreciation or depreciation on foreign currency transactions	–	–	6,407,256
	Swaps	(509,331)	Net change in unrealized appreciation or depreciation on swaps transactions	–	(509,331)	–
SFT Advantus Managed Volatility Fund	Futures	(783,744)	Net change in unrealized appreciation or depreciation on futures transactions	(760,845)	(22,899)	–
SFT Advantus Mortgage Securities Fund	Futures	83,255	Net change in unrealized appreciation or depreciation on futures transactions	–	83,255	–
SFT Advantus Real Estate Securities Fund	Options	2,944	Net change in unrealized appreciation or depreciation on options written	2,944	–	–

Securian Funds Trust
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

Option Contracts Written

Contracts and premium amounts associated with options contracts written by the Funds during the year ended December 31, 2014 are as follows:

	Options Outstanding at December 31, 2013	Written	Closed	Exercised	Expired	Options Outstanding at December 31, 2014
SFT Advantus Real Estate Securities Fund
Premium Amount	$3,681	$–	$–	$–	$3,681	$–
Number of Contracts	53	–	–	–	53	–

The Funds may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Funds manage credit risk related to derivatives by entering into transactions with highly rated counterparties. Generally, the current credit exposure of the derivative contracts is limited to the positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting arrangements and any collateral received pursuant to credit support annexes. Because exchange traded derivatives are purchased through regulated exchanges and positions are settled regularly, the Funds have minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. For the year or period ended December 31, 2014, none of the Funds derivatives were subject to master netting arrangements.

(8)  Affiliated Ownership

The SFT Advantus Managed Volatility Fund invests in underlying securities and other investment companies, of which certain underlying funds (the "affiliated underlying funds") may be deemed to be under common control with the SFT Advantus Managed Volatility Fund because they share the same investment advisor, Advantus Capital, and because they are overseen by the same Board of Trustees. The SFT Advantus Managed Volatility Fund will achieve its equity exposure by investing primarily in Class 1 Shares of the SFT Advantus Index 500 Fund, an affiliated fund in the Trust that seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's 500 Index. A summary of all transactions with the affiliated SFT Advantus Index 500 Fund for the year ended December 31, 2014 is as follows:

Fund/Underlying Fund	Balance of Shares Held at December 31, 2013	Gross Additions	Gross Sales	Balance of Shares Held at December 31, 2014	Value at December 31, 2014	Realized Gain (Loss)	Distributions Received
SFT Advantus Managed Volatility Fund
SFT Advantus Index 500 Fund	2,081,359	2,063,973	–	4,145,332	$32,071,660	$–	$–

(9)  Subsequent Events

Management has evaluated subsequent events for the Trust through the date the financial statements are issued, and has concluded there are no events that require financial statement disclosure and/or adjustments to the financial statements.

Securian Funds Trust
Other Information
(unaudited)

Fund Expenses Paid by Shareholders

Shareholders of the Trust incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; (the Trust does not impose transaction costs, but you will incur such costs in connection with the variable life insurance policies and variable annuity contracts that invest in the Funds) and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Trust expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 01, 2014 through December 31, 2014. Expenses paid during the period in the tables below are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year divided by 365 to reflect the one-half year period.

Actual Expenses

The table below provides information about actual account values and actual expenses for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	CLASS 1				CLASS 2
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
SFT Advantus Bond Fund	$1,000	$1,016.70	0.49%	$2.49	$1,015.40	0.74%	$3.76
SFT Advantus Index 400 Mid-Cap Fund	1,000	1,020.00	0.26%	1.32	1,018.70	0.51%	2.59
SFT Advantus Index 500 Fund	1,000	1,059.90	0.21%	1.09	1,058.50	0.46%	2.39
SFT Advantus International Bond Fund	1,000	981.30	0.88%	4.39	980.10	1.13%	5.64
SFT Advantus Managed Volatility Fund	1,000	NA	NA	NA	1,027.50	0.80%	4.09
SFT Advantus Money Market Fund	1,000	NA	NA	NA	1,000.00	0.10%	0.50
SFT Advantus Mortgage Securities Fund	1,000	1,018.80	0.62%	3.15	1,017.50	0.87%	4.42
SFT Advantus Real Estate Securities Fund	1,000	1,115.30	0.85%	4.53	1,113.90	1.10%	5.86
SFT Ivy® Growth Fund	1,000	NA	NA	NA	1,065.50	0.97%	5.05
SFT Ivy® Small Cap Growth Fund	1,000	NA	NA	NA	1,028.30	1.23%	6.29
SFT Pyramis® Core Equity Fund	1,000	1,069.70	0.86%	4.49	1,068.40	1.11%	5.79
SFT T. Rowe Price Value Fund	1,000	NA	NA	NA	1,036.20	1.03%	5.29

Securian Funds Trust
Other Information – continued
(unaudited)

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds' and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	CLASS 1				CLASS 2
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
SFT Advantus Bond Fund	$1,000	$1,022.74	0.49%	$2.50	$1,021.48	0.74%	$3.77
SFT Advantus Index 400 Mid-Cap Fund	1,000	1,023.89	0.26%	1.33	1,022.63	0.51%	2.60
SFT Advantus Index 500 Fund	1,000	1,024.15	0.21%	1.07	1,022.89	0.46%	2.35
SFT Advantus International Bond Fund	1,000	1,020.77	0.88%	4.48	1,019.51	1.13%	5.75
SFT Advantus Managed Volatility Fund	1,000	NA	NA	NA	1,021.17	0.80%	4.08
SFT Advantus Money Market Fund	1,000	NA	NA	NA	1,024.70	0.10%	0.51
SFT Advantus Mortgage Securities Fund	1,000	1,022.08	0.62%	3.16	1,020.82	0.87%	4.43
SFT Advantus Real Estate Securities Fund	1,000	1,020.92	0.85%	4.33	1,019.66	1.10%	5.60
SFT Ivy® Growth Fund	1,000	NA	NA	NA	1,020.32	0.97%	4.94
SFT Ivy® Small Cap Growth Fund	1,000	NA	NA	NA	1,019.00	1.23%	6.26
SFT Pyramis® Core Equity Fund	1,000	1,020.87	0.86%	4.38	1,019.61	1.11%	5.65
SFT T. Rowe Price Value Fund	1,000	NA	NA	NA	1,020.01	1.03%	5.24

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Proxy Voting Policies and Procedures

A description of the policies and procedures that Advantus Capital uses to vote proxies related to each Fund's portfolio securities is set forth in the Trust's Statement of Additional Information which is available without charge, upon request, by calling, toll-free, 800-995-3850 or on the Securities and Exchange Commission's website at www.sec.gov. The Trust will provide this document within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Proxy Voting Record

The Trust's proxy voting record for the 12 month period ended December 31 is available by calling, toll-free, 866-330-7355 or on the Securities and Exchange Commission's website at www.sec.gov no later than August 31

Securian Funds Trust
Other Information – continued
(unaudited)

each year. The Trust will also provide this information, within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of investment holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders without charge on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. More information of the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Securian Funds Trust
Trustees and Executive Officers
(unaudited)

Under Delaware law, the Board of Trustees of the Trust has overall responsibility for managing the Trust in good faith and in a manner reasonably believed to be in the best interests of the Trust. The Trustees meet periodically throughout the year to oversee the Trust's activities, review contractual arrangements with companies that provide services to the Trust, and review the performance of the Trust and its Funds. One of the four current Trustees is considered an "interested person" (as defined in the Investment Company Act of 1940) of the Trust. The other three Trustees, because they are not interested persons of the Trust, are considered independent ("Independent Trustees") and are not employees or officers of, and have no financial interest in, the Trust's investment adviser, Advantus Capital Management, Inc. or its affiliated companies, including Minnesota Life Insurance Company. 75% of the Board of Trustees is required to be comprised of Independent Trustees.

Only executive officers and other officers who perform policy-making functions with the Trust are listed. None of the Trustees is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Trust. Each Trustee serves for an indefinite term, until his or her resignation, death or removal.

Name, Address(1) and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
Julie K. Getchell 1954	Trustee since October 21, 2011

Retired; Senior Financial Consultant to Cargill's Controller's Group, Animal Nutrition Business and Tartan Program from April 2009 to July 2012; Chief Financial Officer/Senior Managing Director, La Crosse Global Fund Services from May 2005 to April 2009; Consultant, Black River Asset Management from October 2004 to May 2005; Chief Financial Officer, Prestige Resorts & Destinations LTD. from 2001 to 2003; Chief Operating Officer, Insight Investment Management, Inc. from 1996 to 2000; Chief Financial Officer, Insight Investment Management, Inc. from 1991 to 1996; Chartered Financial Analyst; CPA - inactive

Linda L. Henderson 1949	Trustee since January 25, 2007

Retired; Professional Advisor, Carlson School of Management, University of Minnesota, 2004 to May 2007; Senior Vice President, Director of Fixed Income Research and Strategies, RBC Dain Rauscher Investments, 1985 to 2004; Chartered Financial Analyst

Securian Funds Trust
Trustees and Executive Officers – continued
(unaudited)

Name, Address(1) and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees — continued
William C. Melton 1947	Trustee since April 25, 2002

Retired; member, State of Minnesota Council of Economic Advisors from 1988 to 1994, and again from 2010 to the present; various senior positions at American Express Financial Advisors (formerly Investors Diversified Services and, thereafter, IDS/American Express) from 1982 through 1997, including Chief Economist and, thereafter, Chief International Economist

Interested Trustee
Gregory S. Strong 1944	Trustee since October 21, 2011

Retired; President, Advantus Series Fund, Inc. from April 2007 to July 2011; retired since December 2008, previously Senior Vice President, Chief Actuary and Treasurer, Minnesota Life Insurance Company; Treasurer, Minnesota Mutual Companies, Inc., Senior Vice President and Treasurer, Securian Financial Group, Inc.; Treasurer, Securian Holding Company

Securian Funds Trust
Trustees and Executive Officers – continued
(unaudited)

Name, Address(1) and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Other Executive Officers(2)
David M. Kuplic 1957	President since July 28, 2011

Senior Vice President, Minnesota Life Insurance Company since June 2007; Executive Vice President and Director, Advantus Capital Management, Inc. since July 2007; Senior Vice President and Director, Advantus Capital Management, Inc., February 2006 to July 2007; President and Director, MCM Funding 1997-1, Inc. (entity holding legal title to mortgages beneficially owned by certain clients of Advantus Capital) since July 2007; Vice President, MCM Funding 1997-1, Inc., June 2004 to July 2007; President and Director, MCM Funding 1998-1, Inc. (entity holding legal title to mortgages beneficially owned by certain clients of Advantus Capital) since July 2007; Vice President, MCM Funding 1998-1, Inc., June 2004 to July 2007; Senior Vice President, Securian Financial Group, Inc. since June 2007; President and Director, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Advantus Capital) since July 2007; Senior Vice President, Securian Life Insurance Company since June 2007; President and Director, Marketview Properties, LLC (entity holding real estate assets) since January 2010; President and Director, Marketview Properties II, LLC (entity holding real estate assets) since March 2010; President, Marketview Properties IV, LLC

Securian Funds Trust
Trustees and Executive Officers – continued
(unaudited)

Name, Address(1) and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Other Executive Officers(2) — continued
Gary M. Kleist 1959	Vice President and Treasurer since July 24, 2003

Financial Vice President, Chief of Operations and Director, Advantus Capital Management, Inc. since December 1997; Second Vice President, Minnesota Life Insurance Company since February 2000; Vice President and Secretary/Treasurer, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Advantus Capital) since July 2003; Financial Vice President, MCM Funding 1997-1, Inc. since October 1998 and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital) since August 1998; Second Vice President, Securian Financial Group, Inc. since February 2000; Second Vice President, Securian Life Insurance Company since June 2007; Financial Vice President, Marketview Properties, LLC since January 2010 and Marketview Properties II, LLC (entities holding certain real estate assets) since March 2010; Financial Vice President, Marketview Properties IV, LLC

Bruce P. Shay 1961	Vice President since July 28, 2011

Executive Vice President, Minnesota Life Insurance Company since March 2010; Executive Vice President, Securian Financial Group, Inc. since March 2010; Executive Vice President and Director, Securian Life Insurance Company since June 2010; Senior Vice President, Minnesota Life Insurance Company, February 2004 to February 2010; Senior Vice President, Securian Life Insurance Company, February 2007 to June 2010

Michael J. Radmer Dorsey & Whitney LLP 50 South Sixth Street Minneapolis, Minnesota 55402 1945	Secretary since April 16, 1998	Partner with the law firm of Dorsey & Whitney LLP

Securian Funds Trust
Trustees and Executive Officers – continued
(unaudited)

(1)  Unless otherwise noted, the address of each Trustee and officer is the address of the Trust: 400 Robert Street North, St. Paul, Minnesota 55101.

(2)  Although not a 'corporate' officer of the Trust, Vicki L. Bailey, born in 1955, has served as the Trust's Chief Compliance Officer since July 2004. Ms. Bailey is also Vice President, Investment Law, Chief Compliance Officer and Secretary, Advantus Capital Management, Inc.; Vice President, Minnesota Life Insurance Company; Vice President and Secretary, MCM Funding 1997-1, Inc. and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital); Vice President, Securian Financial Group, Inc.; Vice President, Securian Life Insurance Company; Director, Personal Finance Company LLC; Vice President and Secretary, Marketview Properties, LLC and Marketview Properties II, LLC (entities holding certain real estate assets); Vice President and Secretary, Marketview Properties IV, LLC.

(This page has been left blank intentionally.)

(This page has been left blank intentionally.)

(This page has been left blank intentionally.)

This offering is available through Securian Financial Services, Inc., a registered broker/dealer. Securian Financial Services, Inc. is the distributor of Minnesota Life and Securian Life variable insurance products.

This report may be used as sales literature in connection with the offer or sale of variable annuity or variable life insurance contracts funded by Securian Funds Trust ("Trust") if preceded or accompanied by (a) the current prospectus for the Trust and such contracts and (b) the current applicable variable annuity or variable life performance report.

Securian Financial Services, Inc.

www.securian.com

Securities Dealer, Member FINRA/SIPC.

Registered Investment Advisor

400 Robert Street North, St. Paul, MN 55101-2098

1.888.237.1838

F38897 Rev 2-2015

Minnesota Life Insurance Company

A Securian Company

Securian Life Insurance Company

A New York admitted insurer

400 Robert Street North

St. Paul, MN 55101-2098

PRESORTED STANDARD
U.S. POSTAGE PAID
CAROL STREAM, IL
PERMIT NO. 1480

©2015 Securian Funds Trust All rights reserved.

F38897 Rev 2-2015

Call 1-800-995-3850 to receive your financial documents electronically. It's fast and convenient.

ITEM 1.  REPORT TO STOCKHOLDERS.

Filed herewith.

ITEM 2.  CODE OF ETHICS.

Filed herewith as Exhibit 12(a)(1).  During the period covered by this report, there has been no amendment to the code of ethics that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR, nor has the registrant granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to one or more of the items set forth in paragraph (b) of Item 2 of form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Trust has determined that Julie K. Getchell, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms.

Getchell as the Audit Committee’s financial expert.  Ms. Getchell is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)                                 Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2014	2013
$296,240	$213,343

(b)                                 Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were as follows:

2014	2013
-0-	-0-

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant’s investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c)                                  Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation were as follows:

2014	2013
$4,000	$8,376

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)                                 All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) — (c) of this Item 4 were as follows:

2014	2013
-0-	-0-

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a) — (c) of this Item 4, that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1)                   Registrant’s audit committee has adopted the following pre-approval policies and procedures in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X:

SECURIAN FUNDS TRUST

AUDIT COMMITTEE POLICY regarding pre-approval of services provided by the Independent Auditor

The Audit Committee (the “Committee”) of the Securian Funds Trust (the “Trust”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•                  Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•                  Examine and evaluate the safeguards put into place by the Trust and the auditor to safeguard independence

•                  Meet quarterly with the partner of the independent audit firm

•                  Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the Trust’s independent audit firm directly for the Trust. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Trust’s Treasurer and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•                  Annual Fund financial statement audits

•                  SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Accounting consultations

•                  Trust merger support services

•                  Other accounting related matters

•                  Agreed Upon Procedure Reports

•                  Attestation Reports

•                  Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $20,000 are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis.  The Chair shall thereafter report to the Full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Tax compliance services related to the filing or amendment of the following:

•                  Federal, state and local income tax compliance; and,

•                  Sales and use tax compliance

•                  Timely RIC qualification reviews, if applicable

•                  Tax distribution analysis and planning

•                  Tax authority examination services

•                  Tax appeals support services

•                  Accounting methods studies

•                  Trust merger support services

•                  Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $20,000 are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis.  The Chair shall thereafter report to the Full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent firm without the prior approval of the Audit Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•                  Management functions

•                  Accounting and bookkeeping services

•                  Internal audit services

•                  Financial information systems design and implementation

•                  Valuation services supporting the financial statements

•                  Actuarial services supporting the financial statements

•                  Executive recruitment

•                  Expert services (e.g., litigation support)

•                  Investment banking

Policy for Pre approval of Non-Audit Services Provided to Other Affiliated Entities

The Committee is also responsible for pre-approving certain non-audit services provided to Advantus Capital Management Inc. (“Advantus”) and any other entity under common control with Advantus that provides ongoing services to the Trust. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the Trust.

Although the Committee is not required to pre-approve all services provided to Advantus and affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to Advantus and its affiliates.

Securian Funds Trust

Pre-approval of services

Is the service performed directly for the Trust?
no
yes
Is service related to affiliate under common control – providing on-going service to the Trust?
no
No Audit Committee Pre-approval required
no
yes
Does service relate directly to the operations and financial reporting of the Trust?
yes
Pre-approval of service on a case-by-case basis.
Is service Audit, Audit-Related, Tax Services or Other Non-Audit Services?
yes
Is service Audit Services?
yes
Pre-approval annually by Audit Committee
Is service Audit-related or Tax Services?
yes
Is service fee estimate ≥$20,000 (on an individual project basis)? (1)
yes
Pre-approval of service by Committee on a case-by-case basis no
Pre-approval of service by Committee Chair on a case-by-case basis
Is service other Non-Audit Services?
yes
Is Service allowable under applicable SEC rules (not prohibited)?
no
Service not allowed
yes
Pre-approval of service by Committee on a case-by-case basis

(1) All projects will be continuously monitored for any revisions to fee estimates that would bring project cost ≥$20,000.

For projects with fee estimates <$20,000, Audit Committee Chair pre-approval required.

For projects ≥$20,000, Audit Committee pre-approval required.

(e)(2)                   None of the services provided to the registrant described in paragraphs (b) — (d) of this Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   No disclosures are required by this Item 4(f).

(g)                                  The aggregate non-audit fees billed for each of the last two fiscal years by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant were as follows:

2014	2013
$-0-	$11,940

(h)                                 The registrant’s audit committee has considered that the provision of the non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.  Schedule I — Investments in Securities of Unaffiliated Issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant has a governance committee of its board of trustees, the members of which are all trustees who are not “interested persons” of the registrant, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“independent trustees”).  The governance committee, which operates in accordance with a separate governance committee charter approved by the board of trustees, selects and recommends to the board of trustees individuals for nomination as independent trustees.  The names of potential independent trustee candidates are drawn from a number of sources, including recommendations from management of Advantus Capital Management, Inc., the registrant’s investment adviser.  Each candidate is evaluated by the governance committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an independent trustee, as well as his or her compatibility with respect to business philosophy and style.  The members of the governance committee may conduct an in-person interview of each viable candidate using a standardized questionnaire.  When all of the viable candidates have been evaluated and interviewed, the governance committee determines which of the viable candidates should be presented to the board of trustees for selection to become a member of the board of trustees.

Inasmuch as the registrant does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the governance committee does not at present consider nominees recommended by shareholders.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)                                 Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                 There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)  File the exhibits listed below as part of this Form.  Letter or number the exhibits in the sequence indicated.

(1)                         Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Exhibit 99.CODE ETH attached hereto.

(2)                         A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2):

Exhibit 99.CERT attached hereto.

(3)                         Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by this report by or on behalf of the registrant to 10 or more persons:

Not applicable.

(b)  If the report is filed under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, provide the certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14 under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit.  A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (15 U.S.C. 78r), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference:

Exhibit 99.906 CERT attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Securian Funds Trust

By (Signature and Title)	/s/ David M. Kuplic
David M. Kuplic, President

Date:  February 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David M. Kuplic
David M. Kuplic, President (Principal Executive Officer)

By (Signature and Title)	/s/ Gary M. Kleist
Gary M. Kleist, Treasurer (Principal Financial Officer)

Date:  February 23, 2015